Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q15 HISTORICAL

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Citicorp Regional Average Assets and ROA	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Citi Holdings
Income Statement and Balance Sheet Data	19
Consumer Key Indicators	20 - 21

Citigroup Supplemental Detail
Average Balances and Interest Rates	22
Deposits	23
Loans
Citicorp	24
Citi Holdings / Total Citigroup	25
Consumer Loan Delinquency Amounts and Ratios
90+ Days	26
30-89 Days	27
Allowance for Credit Losses
Total Citigroup	28
Consumer and Corporate	29 - 30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Accrual Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Reconciliation of Non-GAAP Financial Measures	36

(1)                                 For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

This revised Historical Quarterly Financial Data Supplement for the quarter and year ended December 31, 2015 has been revised to reflect the following reporting changes and reclassifications:

• reclassifications involving the consumer businesses Citi intends to exit in Argentina, Brazil and Colombia, as previously announced.  These businesses, which previously have been reported as part of Latin America Global Consumer Banking (GCB), will be reported as part of Citi Holdings beginning in the first quarter of 2016.  In addition, while Citi does not intend to exit its consumer businesses in Venezuela, also previously reported as part of Latin America GCB, these businesses are not significant, lending predominantly to support Institutional Client Group (ICG) activities.  These businesses will be reported as part of ICG beginning in the first quarter of 2016.  Similarly, Citi’s remaining indirect investment in Banco de Chile will be reported as part of ICG beginning in the first quarter of 2016;

• certain other regional reclassifications within ICG; and

• certain other immaterial reclassifications.

For additional information on these revisions, see Citi’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 11, 2016.  This revised Historical Financial Data Supplement reflects the format Citi will use to present its 2016 first quarter financial results on April 15, 2016 and is being provided solely to facilitate comparison of 2016 first quarter results with those of prior periods.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Total Revenues, Net of Interest Expense	$19,547	$20,457	$20,614	$17,017	$19,260	$18,489	$13,739	$18,042	$20,318	$20,592	$17,941	$17,873
Total Operating Expenses	12,122	12,745	12,257	13,056	12,215	11,993	12,095	13,733	12,288	12,149	11,679	12,292
Net Credit Losses (NCLs)	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547
Credit Reserve Build / (Release)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)	(664)	(781)	(778)	(636)
Provision for Unfunded Lending Commitments	25	(13)	43	(4)	(38)	7	(41)	56	14	(3)	103	(34)
Provision for Benefits and Claims	260	219	259	234	229	214	225	219	231	200	204	195
Provisions for Credit Losses and for Benefits and Claims	$3,098	$3,275	$3,238	$2,748	$2,900	$2,696	$2,620	$3,113	$2,459	$2,024	$1,959	$2,072
Income from Continuing Operations before Income Taxes	4,327	4,437	5,119	1,213	4,145	3,800	(976)	1,196	5,571	6,419	4,303	3,509
Income Taxes (benefits)	1,308	1,100	1,390	222	1,129	852	(1,487)	(97)	1,675	2,225	1,102	1,184
Income from Continuing Operations	$3,019	$3,337	$3,729	$991	$3,016	$2,948	$511	$1,293	$3,896	$4,194	$3,201	$2,325
Income (Loss) from Discontinued Operations, net of Taxes	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181
Net Income before Noncontrolling Interests	3,051	3,387	3,729	977	3,028	2,955	519	1,208	3,863	4,224	3,293	2,506
Net Income Attributable to Noncontrolling Interests	72	62	(28)	42	126	40	25	28	90	36	51	50
Citigroup’s Net Income	$2,979	$3,325	$3,757	$935	$2,902	$2,915	$494	$1,180	$3,773	$4,188	$3,242	$2,456

Diluted Earnings Per Share:
Income from Continuing Operations	$0.97	$1.07	$1.23	$0.31	$0.94	$0.94	$0.16	$0.41	$1.23	$1.34	$0.98	$0.71
Citigroup’s Net Income	$0.98	$1.09	$1.23	$0.30	$0.95	$0.94	$0.16	$0.38	$1.21	$1.34	$1.01	$0.77
Shares (in millions):
Average Basic	2,904.4	2,908.6	2,910.8	2,915.2	2,926.2	2,926.6	2,926.8	2,942.7	3,040.1	3,040.7	3,034.3	3,028.0
Average Diluted	2,996.6	2,997.0	2,998.6	3,003.0	3,014.5	3,015.0	3,015.3	3,017.0	3,044.7	3,046.3	3,040.9	3,034.6
Common Shares Outstanding, at period end	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2

Preferred Dividends - Basic	$4	$9	$4	$9	$4	$9	$4	$9	$4	$9	$110	$71
Preferred Dividends - Diluted	$4	$9	$4	$9	$4	$9	$4	$9	$4	$9	$110	$71

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,909	$3,205	$3,684	$923	$2,833	$2,831	$471	$1,227	$3,730	$4,067	$2,980	$2,161
Citigroup’s Net Income	$2,940	$3,254	$3,684	$909	$2,845	$2,838	$479	$1,144	$3,697	$4,096	$3,070	$2,338

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,910	$3,211	$3,689	$926	$2,837	$2,835	$472	$1,229	$3,730	$4,067	$2,980	$2,161
Citigroup’s Net Income	$2,941	$3,260	$3,689	$913	$2,849	$2,841	$480	$1,145	$3,698	$4,096	$3,070	$2,338

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.72%	9.31%	10.02%	10.47%	10.57%
Tier 1 Capital Ratio (1) (2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.03%	9.56%	10.37%	10.90%	11.23%
Total Capital Ratio (1) (2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.81%	12.23%	12.79%	13.12%	12.64%
Supplementary Leverage Ratio (2) (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.08%	5.25%	5.42%
Return on Average Assets	0.62%	0.67%	0.76%	0.19%	0.61%	0.61%	0.10%	0.25%	0.81%	0.88%	0.69%	0.52%
Return on Average Common Equity	7.3%	7.7%	8.4%	2.1%	6.5%	6.5%	1.0%	2.5%	8.2%	8.8%	6.4%	4.8%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	62%	62%	59%	77%	63%	65%	88%	76%	60%	59%	65%	69%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,947.6	$1,956.4	$1,935.7	$1,873.6	$1,944.1	$1,916.1	$1,931.0	$1,864.3	$1,881.4	$1,883.6	$1,899.2	$1,880.0
Total Average Assets	1,953.8	1,982.3	1,963.7	1,910.7	1,911.8	1,916.1	1,909.4	1,905.4	1,886.8	1,898.9	1,859.5	1,888.0
Total Deposits (4)	865.9	866.3	851.3	865.9	906.0	914.3	944.6	930.6	933.8	938.4	955.5	968.3
Citigroup’s Stockholders’ Equity	170.8	176.1	177.1	177.5	181.5	183.6	186.5	188.7	193.0	195.6	200.5	204.0
Book Value Per Share	58.38	60.25	60.47	60.61	61.80	62.49	63.48	61.46	62.39	62.90	64.38	65.12
Tangible Book Value Per Share (5)	46.79	48.66	49.41	49.64	50.79	51.69	52.58	51.08	52.23	52.99	54.40	55.19

Direct Staff (in thousands)	260	263	267	266	263	261	262	259	257	253	252	251

(1)                                 Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 36 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)                                 Not used.

(3)                                 Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

(4)                                 Beginning December 31, 2014, approximately $21 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement in December 2014 to sell its Japan retail banking business, which was reported in Citi Holdings.  The sale was completed on November 1, 2015.

(5)                                 Tangible book value per share is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

N/A  Not applicable.

Reclassified to conform to the current period’s presentation.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Total Revenues, Net of Interest Expense	$20,206	$19,425	$19,689	$17,899	$19,736	$19,470	$18,692	$18,456	$77,635	$69,530	$76,724
Total Operating Expenses	12,149	15,521	12,955	14,426	10,884	10,928	10,669	11,134	50,180	50,036	48,408
Net Credit Losses (NCLs)	2,439	2,189	2,097	2,248	1,957	1,920	1,663	1,762	19,687	14,231	10,463
Credit Reserve Build / (Release)	(646)	(610)	(522)	(367)	(202)	(405)	(81)	494	(8,351)	(3,773)	(2,859)
Provision for Unfunded Lending Commitments	(27)	(31)	(30)	(74)	(37)	(48)	65	94	51	(16)	80
Provision for Benefits and Claims	208	182	205	206	197	181	189	164	972	887	830
Provisions for Credit Losses and for Benefits and Claims	$1,974	$1,730	$1,750	$2,013	$1,915	$1,648	$1,836	$2,514	$12,359	$11,329	$8,514
Income from Continuing Operations before Income Taxes	6,083	2,174	4,984	1,460	6,937	6,894	6,187	4,808	15,096	8,165	19,802
Income Taxes (benefits)	2,131	1,921	2,068	1,077	2,120	2,036	1,881	1,403	4,020	397	6,186
Income from Continuing Operations	$3,952	$253	$2,916	$383	$4,817	$4,858	$4,306	$3,405	$11,076	$7,768	$13,616
Income (Loss) from Discontinued Operations, net of Taxes	37	(22)	(16)	(1)	(5)	6	(10)	(45)	68	(58)	270
Net Income before Noncontrolling Interests	3,989	231	2,900	382	4,812	4,864	4,296	3,360	11,144	7,710	13,886
Net Income Attributable to Noncontrolling Interests	45	50	59	38	42	18	5	25	148	219	227
Citigroup’s Net Income	$3,944	$181	$2,841	$344	$4,770	$4,846	$4,291	$3,335	$10,996	$7,491	$13,659

Diluted Earnings Per Share:
Income from Continuing Operations	$1.22	$0.03	$0.88	$0.06	$1.51	$1.51	$1.36	$1.03	$3.58	$2.44	$4.25
Citigroup’s Net Income	$1.23	$0.03	$0.88	$0.06	$1.51	$1.51	$1.35	$1.02	$3.60	$2.42	$4.34
Shares (in millions):
Average Basic	3,037.4	3,033.8	3,029.5	3,025.6	3,034.2	3,020.0	2,993.3	2,968.3	2,909.8	2,930.6	3,035.8
Average Diluted	3,043.3	3,038.3	3,034.8	3,031.5	3,039.3	3,025.0	2,996.9	2,969.5	2,998.8	3,015.5	3,041.6
Common Shares Outstanding, at period end	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0	2,953.3

Preferred Dividends - Basic	$124	$100	$128	$159	$128	$202	$174	$265	$26	$26	$194
Preferred Dividends - Diluted	$124	$100	$128	$159	$128	$202	$174	$265	$26	$26	$194

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,721	$102	$2,684	$183	$4,585	$4,574	$4,070	$3,072	$10,719	$7,357	$12,937
Citigroup’s Net Income	$3,758	$80	$2,669	$182	$4,580	$4,580	$4,061	$3,028	$10,786	$7,301	$13,202

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,721	$102	$2,684	$183	$4,585	$4,574	$4,070	$3,072	$10,735	$7,368	$12,938
Citigroup’s Net Income	$3,758	$80	$2,669	$182	$4,580	$4,580	$4,061	$3,028	$10,802	$7,311	$13,203

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	10.45%	10.57%	10.64%	10.57%	11.06%	11.37%	11.67%	12.07%
Tier 1 Capital Ratio (1) (2)	11.11%	11.35%	11.41%	11.45%	12.07%	12.54%	12.91%	13.49%
Total Capital Ratio (1) (2)	12.52%	12.70%	12.76%	12.80%	13.38%	14.14%	14.60%	15.30%
Supplementary Leverage Ratio (2) (3)	5.70%	5.82%	5.98%	5.94%	6.44%	6.72%	6.85%	7.08%
Return on Average Assets	0.85%	0.04%	0.59%	0.07%	1.04%	1.06%	0.94%	0.74%	0.56%	0.39%	0.73%
Return on Average Common Equity	7.8%	0.2%	5.3%	0.4%	9.4%	9.1%	8.0%	5.9%	6.3%	4.1%	7.0%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	60%	80%	66%	81%	55%	56%	57%	60%	65%	72%	63%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,894.4	$1,909.4	$1,882.5	$1,842.2	$1,831.8	$1,829.4	$1,808.4	$1,731.2
Total Average Assets	1,888.3	1,903.3	1,895.4	1,900.2	1,853.1	1,839.7	1,818.4	1,784.3	1,952.6	1,910.7	1,883.3
Total Deposits (4)	966.3	965.7	942.7	899.3	899.6	908.0	904.2	907.9
Citigroup’s Stockholders’ Equity	208.1	211.0	211.9	210.2	214.6	219.4	220.8	221.9
Book Value Per Share	66.13	66.64	66.99	66.05	66.79	68.27	69.03	69.46
Tangible Book Value Per Share (5)	56.29	56.78	57.41	56.71	57.66	59.18	60.07	60.61

Direct Staff (in thousands)	248	244	243	241	239	238	239	231

(1)                              Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 36 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)                              Not used.

(3)                              Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

(4)                              Beginning December 31, 2014, approximately $21 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement in December 2014 to sell its Japan retail banking business, which was reported in Citi Holdings.  The sale was completed on November 1, 2015.

(5)                              Tangible book value per share is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

N/A  Not applicable.

Reclassified to conform to the current period’s presentation.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	Full	Full
	Year	Year
	2014	2015

Total Revenues, Net of Interest Expense	$77,219	$76,354
Total Operating Expenses	55,051	43,615
Net Credit Losses (NCLs)	8,973	7,302
Credit Reserve Build / (Release)	(2,145)	(194)
Provision for Unfunded Lending Commitments	(162)	74
Provision for Benefits and Claims	801	731
Provisions for Credit Losses and for Benefits and Claims	$7,467	$7,913
Income from Continuing Operations before Income Taxes	14,701	24,826
Income Taxes (benefits)	7,197	7,440
Income from Continuing Operations	$7,504	$17,386
Income (Loss) from Discontinued Operations, net of Taxes	(2)	(54)
Net Income before Noncontrolling Interests	7,502	17,332
Net Income Attributable to Noncontrolling Interests	192	90
Citigroup’s Net Income	$7,310	$17,242

Diluted Earnings Per Share:
Income from Continuing Operations	$2.20	$5.42
Citigroup’s Net Income	$2.20	$5.40
Shares (in millions):
Average Basic	3,031.6	3,004.0
Average Diluted	3,037.0	3,007.7
Common Shares Outstanding, at period end

Preferred Dividends - Basic	$511	$769
Preferred Dividends - Diluted	$511	$769

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$6,690	$16,302
Citigroup’s Net Income	$6,688	$16,249

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$6,691	$16,302
Citigroup’s Net Income	$6,689	$16,249

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)
Tier 1 Capital Ratio (1) (2)
Total Capital Ratio (1) (2)
Supplementary Leverage Ratio (2) (3)
Return on Average Assets	0.39%	0.95%
Return on Average Common Equity	3.4%	8.1%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	71%	57%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets
Total Average Assets	$1,896.8	$1,823.9
Total Deposits (4)
Citigroup’s Stockholders’ Equity
Book Value Per Share
Tangible Book Value Per Share (5)

Direct Staff (in thousands)

(1)                                 Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 36 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)                                 Not used.

(3)                                 Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

(4)                                 Beginning December 31, 2014, approximately $21 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement in December 2014 to sell its Japan retail banking business, which was reported in Citi Holdings.  The sale was completed on November 1, 2015.

(5)                                 Tangible book value per share is a non-GAAP financial measure.  See page 36 for a reconciliation of this measure to reported results.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

N/A  Not applicable.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Revenues
Interest revenue	$17,968	$18,378	$17,925	$17,587	$17,294	$16,686	$16,737	$16,581	$15,960	$15,840	$15,463	$15,707
Interest expense	6,032	6,415	6,030	5,732	5,578	5,343	5,026	4,665	4,330	4,158	3,952	3,737
Net interest revenue	11,936	11,963	11,895	11,855	11,716	11,343	11,711	11,916	11,630	11,682	11,511	11,970

Commissions and fees	3,274	3,460	2,937	2,819	3,057	2,992	3,219	3,316	3,435	3,293	3,061	3,152
Principal transactions	3,221	2,672	2,166	(601)	2,000	1,683	1,020	277	2,504	2,684	1,149	965
Administrative and other fiduciary fees	1,097	1,068	945	885	981	1,037	974	1,020	1,068	1,083	968	970
Realized gains (losses) on investments	580	583	765	69	1,925	273	615	438	450	251	63	(16)
Other-than-temporary impairment losses on investments and other assets	(1,707)	(171)	(146)	(230)	(1,305)	(128)	(3,470)	(68)	(261)	(162)	(39)	(73)
Insurance premiums	650	662	636	613	612	601	597	585	590	582	556	552
Other revenue	496	220	1,416	1,607	274	688	(927)	558	902	1,179	672	353
Total non-interest revenues	7,611	8,494	8,719	5,162	7,544	7,146	2,028	6,126	8,688	8,910	6,430	5,903
Total revenues, net of interest expense	19,547	20,457	20,614	17,017	19,260	18,489	13,739	18,042	20,318	20,592	17,941	17,873

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547
Credit reserve build / (release)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)	(664)	(781)	(778)	(636)
Provision for loan losses	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838	2,214	1,827	1,652	1,911
Provison for Policyholder benefits and claims	260	219	259	234	229	214	225	219	231	200	204	195
Provision for unfunded lending commitments	25	(13)	43	(4)	(38)	7	(41)	56	14	(3)	103	(34)
Total provisions for credit losses and for benefits and claims	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113	2,459	2,024	1,959	2,072

Operating Expenses
Compensation and benefits	6,392	6,650	6,205	6,367	6,362	6,105	6,113	6,539	6,335	6,075	5,828	5,729
Premises and Equipment	821	827	857	805	794	803	842	827	844	762	763	796
Technology / communication expense	1,199	1,254	1,284	1,318	1,362	1,462	1,440	1,565	1,530	1,486	1,568	1,552
Advertising and marketing expense	375	603	617	673	488	574	589	513	449	480	458	501
Other operating	3,335	3,411	3,294	3,893	3,209	3,049	3,111	4,289	3,130	3,346	3,062	3,714
Total operating expenses	12,122	12,745	12,257	13,056	12,215	11,993	12,095	13,733	12,288	12,149	11,679	12,292

Income from Continuing Operations before Income Taxes	4,327	4,437	5,119	1,213	4,145	3,800	(976)	1,196	5,571	6,419	4,303	3,509
Provision (benefits) for income taxes	1,308	1,100	1,390	222	1,129	852	(1,487)	(97)	1,675	2,225	1,102	1,184

Income from Continuing Operations	3,019	3,337	3,729	991	3,016	2,948	511	1,293	3,896	4,194	3,201	2,325
Discontinued Operations
Income (Loss) from Discontinued Operations	40	(57)	(14)	(44)	23	5	(1)	(136)	(103)	51	33	(223)
Gain (Loss) on Sale	4	126	16	9	(1)	—	—	—	56	—	6	206
Provision (benefits) for income taxes	12	19	2	(21)	10	(2)	(9)	(51)	(14)	21	(53)	(198)
Income (Loss) from Discontinued Operations, net of taxes	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181

Net Income before Noncontrolling Interests	3,051	3,387	3,729	977	3,028	2,955	519	1,208	3,863	4,224	3,293	2,506

Net Income attributable to noncontrolling interests	72	62	(28)	42	126	40	25	28	90	36	51	50
Citigroup’s Net Income	$2,979	$3,325	$3,757	$935	$2,902	$2,915	$494	$1,180	$3,773	$4,188	$3,242	$2,456

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013
Revenues
Interest revenue	$15,350	$15,561	$15,512	$15,260	$14,600	$14,873	$14,714	$14,364	$71,858	$67,298	$62,970
Interest expense	3,591	3,615	3,325	3,159	3,028	3,051	2,941	2,901	24,209	20,612	16,177
Net interest revenue	11,759	11,946	12,187	12,101	11,572	11,822	11,773	11,463	47,649	46,686	46,793

Commissions and fees	3,184	3,441	3,280	3,127	3,170	3,194	2,732	2,752	12,490	12,584	12,941
Principal transactions	2,888	1,843	1,549	418	1,971	2,173	1,327	537	7,458	4,980	7,302
Administrative and other fiduciary fees	1,009	1,029	1,029	946	962	995	870	821	3,995	4,012	4,089
Realized gains (losses) on investments	128	84	136	222	307	183	151	41	1,997	3,251	748
Other-than-temporary impairment losses on investments and other assets	(201)	(37)	(91)	(95)	(72)	(43)	(80)	(70)	(2,254)	(4,971)	(535)
Insurance premiums	545	538	530	497	497	482	464	402	2,561	2,395	2,280
Other revenue	894	581	1,069	683	1,329	664	1,455	2,510	3,739	593	3,106
Total non-interest revenues	8,447	7,479	7,502	5,798	8,164	7,648	6,919	6,993	29,986	22,844	29,931
Total revenues, net of interest expense	20,206	19,425	19,689	17,899	19,736	19,470	18,692	18,456	77,635	69,530	76,724

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,439	2,189	2,097	2,248	1,957	1,920	1,663	1,762	19,687	14,231	10,463
Credit reserve build / (release)	(646)	(610)	(522)	(367)	(202)	(405)	(81)	494	(8,351)	(3,773)	(2,859)
Provision for loan losses	1,793	1,579	1,575	1,881	1,755	1,515	1,582	2,256	11,336	10,458	7,604
Provison for Policyholder benefits and claims	208	182	205	206	197	181	189	164	972	887	830
Provision for unfunded lending commitments	(27)	(31)	(30)	(74)	(37)	(48)	65	94	51	(16)	80
Total provisions for credit losses and for benefits and claims	1,974	1,730	1,750	2,013	1,915	1,648	1,836	2,514	12,359	11,329	8,514

Operating Expenses
Compensation and benefits	6,010	6,028	6,114	5,807	5,520	5,483	5,321	5,445	25,614	25,119	23,967
Premises and Equipment	805	819	804	750	709	737	722	710	3,310	3,266	3,165
Technology / communication expense	1,530	1,619	1,630	1,657	1,600	1,656	1,628	1,697	5,055	5,829	6,136
Advertising and marketing expense	458	460	442	484	392	393	391	371	2,268	2,164	1,888
Other operating	3,346	6,595	3,965	5,728	2,663	2,659	2,607	2,911	13,933	13,658	13,252
Total operating expenses	12,149	15,521	12,955	14,426	10,884	10,928	10,669	11,134	50,180	50,036	48,408

Income from Continuing Operations before Income Taxes	6,083	2,174	4,984	1,460	6,937	6,894	6,187	4,808	15,096	8,165	19,802
Provision (benefits) for income taxes	2,131	1,921	2,068	1,077	2,120	2,036	1,881	1,403	4,020	397	6,186

Income from Continuing Operations	3,952	253	2,916	383	4,817	4,858	4,306	3,405	11,076	7,768	13,616
Discontinued Operations
Income (Loss) from Discontinued Operations	40	(3)	(25)	(2)	(8)	9	(15)	(69)	(75)	(109)	(242)
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	155	(1)	268
Provision (benefits) for income taxes	3	19	(9)	(1)	(3)	3	(5)	(24)	12	(52)	(244)
Income (Loss) from Discontinued Operations, net of taxes	37	(22)	(16)	(1)	(5)	6	(10)	(45)	68	(58)	270

Net Income before Noncontrolling Interests	3,989	231	2,900	382	4,812	4,864	4,296	3,360	11,144	7,710	13,886

Net Income attributable to noncontrolling interests	45	50	59	38	42	18	5	25	148	219	227
Citigroup’s Net Income	$3,944	$181	$2,841	$344	$4,770	$4,846	$4,291	$3,335	$10,996	$7,491	$13,659

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

	Full	Full
	Year	Year
	2014	2015
Revenues
Interest revenue	$61,683	$58,551
Interest expense	13,690	11,921
Net interest revenue	47,993	46,630

Commissions and fees	13,032	11,848
Principal transactions	6,698	6,008
Administrative and other fiduciary fees	4,013	3,648
Realized gains (losses) on investments	570	682
Other-than-temporary impairment losses on investments and other assets	(424)	(265)
Insurance premiums	2,110	1,845
Other revenue	3,227	5,958
Total non-interest revenues	29,226	29,724
Total revenues, net of interest expense	77,219	76,354

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	8,973	7,302
Credit reserve build / (release)	(2,145)	(194)
Provision for loan losses	6,828	7,108
Provison for Policyholder benefits and claims	801	731
Provision for unfunded lending commitments	(162)	74
Total provisions for credit losses and for benefits and claims	7,467	7,913

Operating Expenses
Compensation and benefits	23,959	21,769
Premises and Equipment	3,178	2,878
Technology / communication expense	6,436	6,581
Advertising and marketing expense	1,844	1,547
Other operating	19,634	10,840
Total operating expenses	55,051	43,615

Income from Continuing Operations before Income Taxes	14,701	24,826
Provision (benefits) for income taxes	7,197	7,440

Income from Continuing Operations	7,504	17,386
Discontinued Operations
Income (Loss) from Discontinued Operations	10	(83)
Gain (Loss) on Sale	—	—
Provision (benefits) for income taxes	12	(29)
Income (Loss) from Discontinued Operations, net of taxes	(2)	(54)

Net Income before Noncontrolling Interests	7,502	17,332

Net Income attributable to noncontrolling interests	192	90
Citigroup’s Net Income	$7,310	$17,242

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
	2011	2011	2011	2011	2012	2012	2012	2012	2013
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,842	$27,766	$28,950	$28,701	$26,505	$33,927	$33,802	$36,453	$31,150
Deposits with banks	163,603	156,181	159,338	155,784	183,949	155,054	170,028	102,134	143,227
Fed funds sold and securities borr’d or purch under agree. to resell	261,120	283,976	290,645	275,849	289,057	272,664	277,542	261,311	270,426
Brokerage receivables	40,901	40,695	37,992	27,777	39,443	35,340	31,077	22,490	25,235
Trading account assets	323,110	322,349	320,637	291,734	307,050	310,246	315,201	320,929	308,321
Investments
Available-for-sale and non-marketable equity securities	311,773	294,664	273,791	281,930	287,197	294,577	284,531	302,196	294,803
Held-to-maturity	15,484	14,910	12,866	11,483	10,126	11,349	10,943	10,130	10,056
Total Investments	327,257	309,574	286,657	293,413	297,323	305,926	295,474	312,326	304,859
Loans, net of unearned income
Consumer	436,000	437,343	421,768	420,946	413,551	406,510	404,968	405,834	392,145
Corporate	201,136	210,157	215,471	226,296	234,471	248,458	253,455	249,630	254,219
Loans, net of unearned income	637,136	647,500	637,239	647,242	648,022	654,968	658,423	655,464	646,364
Allowance for loan losses	(36,568)	(34,362)	(32,052)	(30,115)	(29,020)	(27,611)	(25,916)	(25,455)	(23,727)
Total loans, net	600,568	613,138	605,187	617,127	619,002	627,357	632,507	630,009	622,637
Goodwill	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474
Intangible assets (other than MSRs)	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457
Mortgage servicing rights (MSRs)	4,690	4,258	2,852	2,569	2,691	2,117	1,920	1,942	2,203
Other assets (2)	162,203	164,686	171,177	148,630	146,870	141,840	141,558	145,328	142,369
Total assets	$1,947,585	$1,956,380	$1,935,731	$1,873,597	$1,944,113	$1,916,110	$1,931,031	$1,864,328	$1,881,367

Liabilities
Non-interest-bearing deposits in U.S. offices	$81,839	$86,631	$103,129	$119,437	$122,305	$120,324	$133,981	$129,657	$124,487
Interest-bearing deposits in U.S. offices	222,613	220,436	218,595	223,851	228,357	233,696	239,574	247,716	260,221
Total U.S. Deposits	304,452	307,067	321,724	343,288	350,662	354,020	373,555	377,373	384,708
Non-interest-bearing deposits in offices outside the U.S.	61,851	61,898	58,564	57,357	60,691	59,745	63,792	65,024	65,542
Interest-bearing deposits in offices outside the U.S.	499,560	497,345	470,993	465,291	494,659	500,543	507,297	488,163	483,512
Total International Deposits	561,411	559,243	529,557	522,648	555,350	560,288	571,089	553,187	549,054

Total deposits (2)	865,863	866,310	851,281	865,936	906,012	914,308	944,644	930,560	933,762
Fed funds purch and securities loaned or sold under agree. to repurch.	187,825	203,843	223,612	198,373	226,008	214,851	224,370	211,236	222,053
Brokerage payables	50,394	57,245	56,093	56,696	56,966	59,133	55,376	57,013	59,299
Trading account liabilities	146,346	152,307	148,851	126,082	135,956	128,818	129,990	115,549	120,226
Short-term borrowings	78,622	72,889	65,818	54,441	55,611	58,698	49,164	52,027	48,137
Long-term debt	376,541	352,458	333,824	323,505	311,079	288,334	271,862	239,463	234,326
Other liabilities (2) (3)	68,792	72,929	77,171	69,272	69,068	66,470	67,202	67,815	68,592
Total liabilities	$1,774,422	$1,777,981	$1,756,650	$1,694,305	$1,760,700	$1,730,612	$1,742,608	$1,673,663	$1,686,395

Equity
Stockholders’ equity
Preferred stock	$312	$312	$312	$312	$312	$312	$312	$2,562	$3,137
Common stock	29	29	29	29	29	29	29	30	31
Additional paid-in capital	103,004	103,475	105,562	105,804	105,787	105,962	106,203	106,391	106,661
Retained earnings	82,324	85,611	89,341	90,239	93,000	95,875	96,335	97,477	101,213
Treasury stock	(878)	(1,087)	(1,089)	(1,071)	(883)	(859)	(851)	(847)	(991)
Accumulated other comprehensive income (loss)	(13,984)	(12,222)	(17,044)	(17,788)	(16,735)	(17,749)	(15,566)	(16,896)	(17,059)
Total common equity	$170,495	$175,806	$176,799	$177,213	$181,198	$183,258	$186,150	$186,155	$189,855

Total Citigroup stockholders’ equity	$170,807	$176,118	$177,111	$177,525	$181,510	$183,570	$186,462	$188,717	$192,992
Noncontrolling interests	2,356	2,281	1,970	1,767	1,903	1,928	1,961	1,948	1,980
Total equity	173,163	178,399	179,081	179,292	183,413	185,498	188,423	190,665	194,972
Total liabilities and equity	$1,947,585	$1,956,380	$1,935,731	$1,873,597	$1,944,113	$1,916,110	$1,931,031	$1,864,328	$1,881,367

(1)                                 Not used.

(2)                                 See footnote 4 on page 1.

(3)                                 Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 28 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2013	2013	2013	2014	2014	2014	2014	2015	2015
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,145	$32,810	$29,885	$33,380	$35,268	$35,976	$32,108	$21,880	$23,413
Deposits with banks	158,028	172,659	169,005	171,020	153,817	143,068	128,089	133,896	130,685
Fed funds sold and securities borr’d or purch under agree. to resell	263,205	273,679	257,037	263,398	250,353	245,462	242,570	239,015	237,054
Brokerage receivables	33,484	24,976	25,674	32,484	41,864	39,298	28,419	35,637	43,921
Trading account assets	306,570	291,722	285,928	278,180	290,776	290,822	296,786	302,983	279,197
Investments
Available-for-sale and non-marketable equity securities	290,738	292,717	298,381	302,300	303,293	309,009	309,522	303,561	301,955
Held-to-maturity	9,602	10,808	10,599	10,600	22,330	24,038	23,921	23,254	30,166
Total Investments	300,340	303,525	308,980	312,900	325,623	333,047	333,443	326,815	332,121
Loans, net of unearned income
Consumer	378,996	384,389	390,293	380,951	380,424	372,443	365,943	337,733	338,194
Corporate	264,745	273,162	275,179	283,270	287,080	281,383	278,692	283,321	293,924
Loans, net of unearned income	643,741	657,551	665,472	664,221	667,504	653,826	644,635	621,054	632,118
Allowance for loan losses	(21,580)	(20,605)	(19,648)	(18,923)	(17,890)	(16,915)	(15,994)	(14,598)	(14,075)
Total loans, net	622,161	636,946	645,824	645,298	649,614	636,911	628,641	606,456	618,043
Goodwill	24,896	25,098	25,009	25,008	25,087	24,500	23,592	23,150	23,012
Intangible assets (other than MSRs)	4,981	4,888	5,056	4,891	4,702	4,525	4,566	4,244	4,071
Mortgage servicing rights (MSRs)	2,524	2,580	2,718	2,586	2,282	2,093	1,845	1,685	1,924
Other assets (2)	132,987	126,961	124,919	125,245	129,983	126,803	122,122	136,040	135,929
Total assets	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369	$1,882,505	$1,842,181	$1,831,801	$1,829,370

Liabilities
Non-interest-bearing deposits in U.S. offices	$124,141	$130,273	$128,399	$135,632	$130,653	$128,243	$128,958	$136,568	$135,013
Interest-bearing deposits in U.S. offices	270,687	266,322	284,164	280,549	289,035	285,604	284,978	275,423	268,947
Total U.S. Deposits	394,828	396,595	412,563	416,181	419,688	413,847	413,936	411,991	403,960
Non-interest-bearing deposits in offices outside the U.S.	63,793	66,028	69,406	69,263	73,991	71,228	70,925	71,653	72,629
Interest-bearing deposits in offices outside the U.S.	479,806	492,837	486,304	480,819	472,046	457,580	414,471	416,003	431,448
Total International Deposits	543,599	558,865	555,710	550,082	546,037	528,808	485,396	487,656	504,077

Total deposits (2)	938,427	955,460	968,273	966,263	965,725	942,655	899,332	899,647	908,037
Fed funds purch and securities loaned or sold under agree. to repurch.	218,252	216,387	203,512	190,676	183,912	175,732	173,438	175,371	177,012
Brokerage payables	61,705	56,992	53,707	59,407	62,323	59,428	52,180	58,252	54,867
Trading account liabilities	123,022	122,048	108,762	124,040	123,370	137,272	139,036	142,438	136,295
Short-term borrowings	58,743	58,904	58,944	58,903	59,534	64,838	58,335	39,405	25,907
Long-term debt	220,959	221,593	221,116	222,747	226,984	223,842	223,080	210,522	211,845
Other liabilities (2) (3)	62,992	63,349	59,935	62,458	74,768	65,191	85,084	90,143	94,582
Total liabilities	$1,686,162	$1,696,772	$1,674,249	$1,684,494	$1,696,616	$1,668,958	$1,630,485	$1,615,778	$1,608,545

Equity
Stockholders’ equity
Preferred stock	$4,293	$5,243	$6,738	$7,218	$8,968	$8,968	$10,468	$11,968	$13,968
Common stock	31	31	31	31	31	31	31	31	31
Additional paid-in capital	106,876	107,030	107,193	107,505	107,669	107,839	107,979	108,124	108,219
Retained earnings	105,364	108,465	110,821	114,745	115,015	117,697	117,852	122,463	126,954
Treasury stock	(1,075)	(1,472)	(1,658)	(2,237)	(2,520)	(2,631)	(2,929)	(3,275)	(4,628)
Accumulated other comprehensive income (loss)	(19,924)	(18,798)	(19,133)	(19,146)	(18,147)	(19,976)	(23,216)	(24,691)	(25,104)
Total common equity	$191,272	$195,256	$197,254	$200,898	$202,048	$202,960	$199,717	$202,652	$205,472

Total Citigroup stockholders’ equity	$195,565	$200,499	$203,992	$208,116	$211,016	$211,928	$210,185	$214,620	$219,440
Noncontrolling interests	1,900	1,893	1,794	1,780	1,737	1,619	1,511	1,403	1,385
Total equity	197,465	202,392	205,786	209,896	212,753	213,547	211,696	216,023	220,825
Total liabilities and equity	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369	$1,882,505	$1,842,181	$1,831,801	$1,829,370

(1)                                 Not used.

(2)                                 See footnote 4 on page 1.

(3)                                 Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 28 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	September 30,	December 31,
	2015	2015
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,726	$20,900
Deposits with banks	137,935	112,197
Fed funds sold and securities borr’d or purch under agree. to resell	231,695	219,675
Brokerage receivables	37,875	27,683
Trading account assets	266,946	249,956
Investments
Available-for-sale and non-marketable equity securities	308,499	306,740
Held-to-maturity	33,940	36,215
Total Investments	342,439	342,955
Loans, net of unearned income
Consumer	329,219	325,785
Corporate	293,225	291,832
Loans, net of unearned income	622,444	617,617
Allowance for loan losses	(13,626)	(12,626)
Total loans, net	608,818	604,991
Goodwill	22,444	22,349
Intangible assets (other than MSRs)	3,880	3,721
Mortgage servicing rights (MSRs)	1,766	1,781
Other assets (2)	132,832	125,002
Total assets	$1,808,356	$1,731,210

Liabilities
Non-interest-bearing deposits in U.S. offices	$141,425	$139,249
Interest-bearing deposits in U.S. offices	267,057	280,234
Total U.S. Deposits	408,482	419,483
Non-interest-bearing deposits in offices outside the U.S.	73,188	71,577
Interest-bearing deposits in offices outside the U.S.	422,573	416,827
Total International Deposits	495,761	488,404

Total deposits (2)	904,243	907,887
Fed funds purch and securities loaned or sold under agree. to repurch.	168,604	146,496
Brokerage payables	59,557	53,722
Trading account liabilities	125,981	117,512
Short-term borrowings	23,715	21,079
Long-term debt	213,533	201,275
Other liabilities (2) (3)	90,586	60,147
Total liabilities	$1,586,219	$1,508,118

Equity
Stockholders’ equity
Preferred stock	$15,218	$16,718
Common stock	31	31
Additional paid-in capital	108,261	108,288
Retained earnings	130,921	133,841
Treasury stock	(6,326)	(7,677)
Accumulated other comprehensive income (loss)	(27,257)	(29,344)
Total common equity	$205,630	$205,139

Total Citigroup stockholders’ equity	$220,848	$221,857
Noncontrolling interests	1,289	1,235
Total equity	222,137	223,092
Total liabilities and equity	$1,808,356	$1,731,210

(1)                                 Not used.

(2)                                 See footnote 4 on page 1.

(3)                                 Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 28 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
NET REVENUES
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

CITICORP
Global Consumer Banking
North America	$4,996	$5,005	$5,155	$5,214	$5,253	$5,186	$5,454	$5,399	$5,187	$5,130	$4,813	$4,945
Latin America	1,388	1,430	1,411	1,390	1,451	1,395	1,480	1,563	1,589	1,617	1,586	1,689
Asia (1)	1,942	2,051	2,051	1,989	2,015	1,963	2,006	2,026	2,008	2,016	1,913	1,902
Total	8,326	8,486	8,617	8,593	8,719	8,544	8,940	8,988	8,784	8,763	8,312	8,536

Institutional Clients Group (Ex-CVA/DVA) (3)
North America	3,196	2,755	2,238	1,456	2,718	2,620	2,468	2,410	3,695	3,136	2,525	2,338
EMEA	2,950	2,545	2,497	2,100	3,505	2,527	2,750	2,381	2,938	2,817	2,363	2,081
Latin America	1,012	1,126	957	959	1,219	1,207	1,262	1,186	1,266	1,240	1,146	1,180
Asia	1,718	1,688	1,930	1,450	2,062	1,715	1,776	1,552	2,002	1,939	1,627	1,632
Total	8,876	8,114	7,622	5,965	9,504	8,069	8,256	7,529	9,901	9,132	7,661	7,231

Corporate / Other	(87)	251	334	406	525	(232)	75	(22)	50	170	108	(6)

Total Citicorp (Ex-CVA/DVA) (3)	17,115	16,851	16,573	14,964	18,748	16,381	17,271	16,495	18,735	18,065	16,081	15,761

Total Citi Holdings (Ex-CVA/DVA) (3)	2,688	3,442	2,103	2,093	1,800	1,889	(2,756)	2,032	1,902	2,050	2,196	2,276

Total Citigroup - Net Revenues (Ex-CVA/DVA) (3)	$19,803	$20,293	$18,676	$17,057	$20,548	$18,270	$14,515	$18,527	$20,637	$20,115	$18,277	$18,037

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	(256)	164	1,938	(40)	(1,288)	219	(776)	(485)	(319)	477	(336)	(164)

Total Citigroup - Net Revenues	$19,547	$20,457	$20,614	$17,017	$19,260	$18,489	$13,739	$18,042	$20,318	$20,592	$17,941	$17,873

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
NET REVENUES
(In millions of dollars)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

CITICORP
Global Consumer Banking
North America	$4,856	$4,856	$5,071	$5,165	$5,060	$4,895	$4,893	$4,870	$20,370	$21,292	$20,075
Latin America	1,576	1,638	1,699	1,644	1,432	1,432	1,545	1,361	5,619	5,889	6,481
Asia (1)	1,946	1,998	2,008	1,839	1,810	1,857	1,696	1,644	8,033	8,010	7,839
Total	8,378	8,492	8,778	8,648	8,302	8,184	8,134	7,875	34,022	35,191	34,395

Institutional Clients Group (Ex-CVA/DVA) (3)
North America	3,729	3,317	3,377	2,529	3,318	3,379	3,346	2,779	9,645	10,216	11,694
EMEA	2,750	2,432	2,530	2,073	3,006	2,435	2,253	2,132	10,092	11,163	10,199
Latin America	1,145	1,148	1,012	958	1,000	1,011	1,062	970	4,054	4,874	4,832
Asia	1,636	1,593	1,787	1,639	1,822	1,818	1,777	1,614	6,786	7,105	7,200
Total	9,260	8,490	8,706	7,199	9,146	8,643	8,438	7,495	30,577	33,358	33,925

Corporate / Other	224	90	81	(92)	212	371	218	107	904	346	322

Total Citicorp (Ex-CVA/DVA) (3)	17,862	17,072	17,565	15,755	17,660	17,198	16,790	15,477	65,503	68,895	68,642

Total Citi Holdings (Ex-CVA/DVA) (3)	2,337	2,386	2,495	2,137	2,149	1,960	1,706	3,160	10,326	2,965	8,424

Total Citigroup - Net Revenues (Ex-CVA/DVA) (3)	$20,199	$19,458	$20,060	$17,892	$19,809	$19,158	$18,496	$18,637	75,829	71,860	77,066

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	7	(33)	(371)	7	(73)	312	196	(181)	1,806	(2,330)	(342)

Total Citigroup - Net Revenues	$20,206	$19,425	$19,689	$17,899	$19,736	$19,470	$18,692	$18,456	$77,635	$69,530	$76,724

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
NET REVENUES
(In millions of dollars)

	Full	Full
	Year	Year
	2014	2015

CITICORP
Global Consumer Banking
North America	$19,948	$19,718
Latin America	6,557	5,770
Asia (1)	7,791	7,007
Total	34,296	32,495

Institutional Clients Group (Ex-CVA/DVA) (3)
North America	12,952	12,822
EMEA	9,785	9,826
Latin America	4,263	4,043
Asia	6,655	7,031
Total	33,655	33,722

Corporate / Other	303	908

Total Citicorp (Ex-CVA/DVA) (3)	68,254	67,125

Total Citi Holdings (Ex-CVA/DVA) (3)	9,355	8,975

Total Citigroup - Net Revenues (Ex-CVA/DVA) (3)	77,609	76,100

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	(390)	254

Total Citigroup - Net Revenues	$77,219	$76,354

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
INCOME
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$903	$1,085	$1,070	$904	$1,281	$1,153	$1,255	$954	$1,088	$1,096	$910	$882
Latin America	370	329	268	333	305	282	296	385	319	270	211	315
Asia (1)	447	435	493	412	445	419	418	320	367	390	347	298
Total	1,720	1,849	1,831	1,649	2,031	1,854	1,969	1,659	1,774	1,756	1,468	1,495

Institutional Clients Group (Ex-CVA/DVA) (3)
North America	709	474	190	(280)	625	557	645	507	1,302	862	598	478
EMEA	1,014	589	609	416	1,215	666	829	464	774	876	516	422
Latin America	452	451	355	345	511	497	518	375	482	521	441	202
Asia	499	461	672	208	666	436	509	367	694	619	421	479
Total	2,674	1,975	1,826	689	3,017	2,156	2,501	1,713	3,252	2,878	1,976	1,581

Corporate / Other	(375)	(21)	70	98	(137)	(242)	125	(669)	(141)	(195)	59	(237)

Total Citicorp (Ex-CVA/DVA) (3)	4,019	3,803	3,727	2,436	4,911	3,768	4,595	2,703	4,885	4,439	3,503	2,839

Total Citi Holdings (Ex-CVA/DVA) (3)	(842)	(568)	(1,201)	(1,423)	(1,095)	(960)	(3,599)	(1,109)	(791)	(538)	(94)	(414)

Income From Continuing Operations - Ex-CVA/DVA	3,177	3,235	2,526	1,013	3,816	2,808	996	1,594	4,094	3,901	3,409	2,425

Discontinued Operations	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181

Net Income Attributable to Noncontrolling Interests	72	62	(28)	42	126	40	25	28	90	36	51	50

Citigroup’s Net Income - Ex-CVA/DVA	$3,137	$3,223	$2,554	$957	$3,702	$2,775	$979	$1,481	$3,971	$3,895	$3,450	$2,556

CVA/DVA (after-tax) (2)	(158)	102	1,203	(22)	(800)	140	(485)	(301)	(198)	293	(208)	(100)

Total Citigroup - Net Income	$2,979	$3,325	$3,757	$935	$2,902	$2,915	$494	$1,180	$3,773	$4,188	$3,242	$2,456

Citicorp - Average Assets
North America	$797	$799	$780	$777	$790	$806	$822	$816	$801	$820	$822	$844
EMEA (1)	302	340	342	330	326	329	312	320	327	340	322	326
Latin America	155	160	152	145	150	148	153	159	167	167	162	163
Asia (1)	315	327	342	333	333	339	340	338	337	334	328	331
Corporate / Other	34	34	39	41	39	42	45	50	50	45	53	57
Total	$1,603	$1,660	$1,655	$1,626	$1,638	$1,664	$1,672	$1,683	$1,682	$1,706	$1,687	$1,721

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (4)
North America	0.82%	0.79%	0.65%	0.32%	0.95%	0.84%	0.92%	0.71%	1.20%	0.96%	0.73%	0.64%
EMEA (1)	1.33%	0.68%	0.68%	0.47%	1.47%	0.82%	1.03%	0.56%	0.92%	1.00%	0.62%	0.50%
Latin America	2.16%	1.95%	1.63%	1.86%	2.19%	2.13%	2.11%	1.91%	1.94%	1.90%	1.59%	1.26%
Asia (1)	1.22%	1.10%	1.35%	0.74%	1.34%	1.01%	1.08%	0.81%	1.27%	1.20%	0.92%	0.93%
Corporate/Other	(4.09)%	0.34%	1.13%	0.68%	(1.94)%	(2.34)%	1.11%	(6.04)%	(1.65)%	(1.53)%	0.97%	(0.58)%
Total	1.02%	0.93%	0.90%	0.58%	1.18%	0.90%	1.09%	0.61%	1.15%	1.04%	0.83%	0.69%

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(4)                                 ROA is calculated based on Net Income, excluding CVA/DVA.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
INCOME
(In millions of dollars)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,035	$1,093	$1,204	$1,156	$1,153	$1,085	$1,080	$993	$3,962	$4,643	$3,976
Latin America	229	216	296	252	220	190	306	152	1,300	1,268	1,115
Asia (1)	359	210	370	282	339	336	305	217	1,787	1,602	1,402
Total	1,623	1,519	1,870	1,690	1,712	1,611	1,691	1,362	7,049	7,513	6,493

Institutional Clients Group (Ex-CVA/DVA) (3)
North America	1,369	1,145	961	649	980	989	931	517	1,093	2,334	3,240
EMEA	763	564	659	242	1,003	613	408	231	2,628	3,174	2,588
Latin America	388	447	312	282	381	420	397	190	1,603	1,901	1,646
Asia	481	449	631	514	654	648	554	441	1,840	1,978	2,213
Total	3,001	2,605	2,563	1,687	3,018	2,670	2,290	1,379	7,164	9,387	9,687

Corporate / Other	(387)	(384)	(1,537)	(3,065)	(19)	231	183	101	(228)	(923)	(514)

Total Citicorp (Ex-CVA/DVA) (3)	4,237	3,740	2,896	312	4,711	4,512	4,164	2,842	13,985	15,977	15,666

Total Citi Holdings (Ex-CVA/DVA) (3)	(289)	(3,467)	248	67	153	150	15	677	(4,034)	(6,763)	(1,837)

Income From Continuing Operations - Ex-CVA/DVA	3,948	273	3,144	379	4,864	4,662	4,179	3,519	9,951	9,214	13,829

Discontinued Operations	37	(22)	(16)	(1)	(5)	6	(10)	(45)	68	(58)	270

Net Income Attributable to Noncontrolling Interests	45	50	59	38	42	18	5	25	148	219	227

Citigroup’s Net Income - Ex-CVA/DVA	$3,940	$201	$3,069	$340	$4,817	$4,650	$4,164	$3,449	$9,871	$8,937	$13,872

CVA/DVA (after-tax) (2)	4	(20)	(228)	4	(47)	196	127	(114)	1,125	(1,446)	(213)

Total Citigroup - Net Income	$3,944	$181	$2,841	$344	$4,770	$4,846	$4,291	$3,335	$10,996	$7,491	$13,659

Citicorp - Average Assets
North America	$853	$844	$871	$894	$885	$876	$881	$887	$788	$807	$821
EMEA (1)	336	348	324	329	317	331	312	300	329	322	329
Latin America	163	163	158	152	146	145	139	141	153	153	165
Asia (1)	326	334	326	320	311	313	307	308	329	338	333
Corporate / Other	48	55	64	64	60	49	59	51	37	44	51
Total	$1,726	$1,744	$1,743	$1,759	$1,719	$1,714	$1,698	$1,687	$1,636	$1,664	$1,699

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (4)
North America	1.14%	1.07%	0.97%	0.79%	0.97%	0.95%	0.91%	0.68%	0.64%	0.86%	0.88%
EMEA (1)	0.90%	0.63%	0.78%	0.27%	1.25%	0.73%	0.52%	0.29%	0.77%	0.97%	0.76%
Latin America	1.53%	1.63%	1.52%	1.39%	1.67%	1.68%	2.00%	0.95%	1.90%	2.07%	1.67%
Asia (1)	1.04%	0.78%	1.21%	0.98%	1.30%	1.26%	1.10%	0.85%	1.10%	1.06%	1.08%
Corporate/Other	(3.04)%	(3.14)%	(9.65)%	(19.03)%	(0.23)%	1.96%	1.14%	0.38%	(0.36)%	(2.42)%	(0.65)%
Total	0.99%	0.84%	0.64%	0.06%	1.10%	1.05%	0.97%	0.65%	0.86%	0.94%	0.93%

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(4)                                 ROA is calculated based on Net Income, excluding CVA/DVA.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
INCOME
(In millions of dollars)

	Full	Full
	Year	Year
	2014	2015
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$4,488	$4,311
Latin America	993	868
Asia (1)	1,221	1,197
Total	6,702	6,376

Institutional Clients Group (Ex-CVA/DVA) (3)
North America	4,124	3,417
EMEA	2,228	2,255
Latin America	1,429	1,388
Asia	2,075	2,297
Total	9,856	9,357

Corporate / Other	(5,373)	496

Total Citicorp (Ex-CVA/DVA) (3)	11,185	16,229

Total Citi Holdings (Ex-CVA/DVA) (3)	(3,441)	995

Income From Continuing Operations - Ex-CVA/DVA	7,744	17,224

Discontinued Operations	(2)	(54)

Net Income Attributable to Noncontrolling Interests	192	90

Citigroup’s Net Income - Ex-CVA/DVA	$7,550	$17,080

CVA/DVA (after-tax) (2)	(240)	162

Total Citigroup - Net Income	$7,310	$17,242

Citicorp - Average Assets
North America	$865	$882
EMEA (1)	334	315
Latin America	159	143
Asia (1)	327	310
Corporate / Other	58	55
Total	$1,743	$1,705

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (4)
North America	0.99%	0.88%
EMEA (1)	0.64%	0.70%
Latin America	1.52%	1.57%
Asia (1)	1.00%	1.13%
Corporate/Other	(9.34)%	0.77%
Total	0.63%	0.94%

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(4)                                 ROA is calculated based on Net Income, excluding CVA/DVA.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Revenues
Net interest revenue	$10,272	$10,266	$10,454	$10,360	$10,397	$10,151	$10,417	$10,675	$10,281	$10,315	$10,175	$10,546
Non-interest revenue	6,614	6,732	8,007	4,530	6,975	6,428	6,055	5,310	8,144	8,212	5,574	5,050
Total revenues, net of interest expense	16,886	16,998	18,461	14,890	17,372	16,579	16,472	15,985	18,425	18,527	15,749	15,596

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	3,030	2,724	2,388	2,297	1,984	2,012	1,933	1,846	1,789	1,715	1,637	1,651
Credit reserve build / (release)	(1,768)	(1,403)	(954)	(854)	(639)	(790)	(661)	(211)	(331)	(309)	(104)	(110)
Provision for loan losses	1,262	1,321	1,434	1,443	1,345	1,222	1,272	1,635	1,458	1,406	1,533	1,541
Provision for benefits and claims	56	36	55	46	48	39	54	53	52	35	38	40
Provision for unfunded lending commitments	4	(5)	46	47	(12)	26	(25)	51	18	(10)	108	(27)
Total provisions for credit losses and for benefits and claims	1,322	1,352	1,535	1,536	1,381	1,287	1,301	1,739	1,528	1,431	1,679	1,554

Total operating expenses	9,904	10,266	9,946	10,314	10,162	9,911	10,075	11,201	9,947	9,808	9,522	10,003

Income from Continuing Operations before
Income Taxes	5,660	5,380	6,980	3,040	5,829	5,381	5,096	3,045	6,950	7,288	4,548	4,039
Provision for income taxes	1,783	1,486	2,081	644	1,772	1,487	1,000	658	2,257	2,565	1,251	1,300

Income from Continuing Operations	3,877	3,894	4,899	2,396	4,057	3,894	4,096	2,387	4,693	4,723	3,297	2,739

Income (loss) from Discontinued Operations, net of taxes	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181

Noncontrolling interests	11	12	(35)	41	124	39	25	27	85	35	45	46
Citicorp’s Net Income	$3,898	$3,932	$4,934	$2,341	$3,945	$3,862	$4,079	$2,275	$4,575	$4,718	$3,344	$2,874

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,606	$1,642	$1,641	$1,600	$1,685	$1,674	$1,704	$1,653	$1,681	$1,706	$1,728	$1,716

Average Assets	$1,603	$1,660	$1,655	$1,626	$1,638	$1,664	$1,672	$1,683	$1,682	$1,706	$1,687	$1,721
Return on Average Assets	0.99%	0.95%	1.18%	0.57%	0.97%	0.93%	0.97%	0.54%	1.10%	1.11%	0.79%	0.66%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	59%	60%	54%	69%	58%	60%	61%	70%	54%	53%	60%	64%
Total EOP Loans	$440	$461	$465	$488	$495	$508	$518	$521	$521	$529	$546	$558
Total EOP Deposits	$754	$756	$745	$766	$804	$812	$833	$820	$828	$834	$873	$895

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013
Revenues
Net interest revenue	$10,346	$10,448	$10,820	$10,822	$10,313	$10,622	$10,622	$10,616	$41,352	$41,640	$41,317
Non-interest revenue	7,509	6,592	6,429	4,945	7,278	6,879	6,389	4,675	25,883	24,768	26,980
Total revenues, net of interest expense	17,855	17,040	17,249	15,767	17,591	17,501	17,011	15,291	67,235	66,408	68,297

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,775	1,659	1,611	1,742	1,488	1,586	1,391	1,501	10,439	7,775	6,792
Credit reserve build / (release)	(305)	(400)	(374)	(146)	(30)	(220)	90	421	(4,979)	(2,301)	(854)
Provision for loan losses	1,470	1,259	1,237	1,596	1,458	1,366	1,481	1,922	5,460	5,474	5,938
Provision for benefits and claims	41	26	38	40	28	21	28	30	193	194	165
Provision for unfunded lending commitments	(22)	(28)	(27)	(74)	(32)	(50)	84	95	92	40	89
Total provisions for credit losses and for benefits and claims	1,489	1,257	1,248	1,562	1,454	1,337	1,593	2,047	5,745	5,708	6,192

Total operating expenses	9,843	10,214	11,295	12,840	9,499	9,566	9,295	9,684	40,430	41,349	39,280

Income from Continuing Operations before
Income Taxes	6,523	5,569	4,706	1,365	6,638	6,598	6,123	3,560	21,060	19,351	22,825
Provision for income taxes	2,290	1,849	2,004	1,046	1,971	1,896	1,816	835	5,994	4,917	7,373

Income from Continuing Operations	4,233	3,720	2,702	319	4,667	4,702	4,307	2,725	15,066	14,434	15,452

Income (loss) from Discontinued Operations, net of taxes	37	(22)	(16)	(1)	(5)	6	(10)	(45)	68	(58)	270

Noncontrolling interests	43	50	55	38	41	18	5	15	29	215	211
Citicorp’s Net Income	$4,227	$3,648	$2,631	$280	$4,621	$4,690	$4,292	$2,665	$15,105	$14,161	$15,511

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,733	$1,751	$1,737	$1,704	$1,702	$1,705	$1,691	$1,650	$1,600	$1,653	$1,716

Average Assets	$1,726	$1,744	$1,743	$1,759	$1,719	$1,714	$1,698	$1,687	$1,636	$1,664	$1,699
Return on Average Assets	0.99%	0.84%	0.60%	0.06%	1.09%	1.10%	1.00%	0.63%	0.92%	0.85%	0.91%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	55%	60%	65%	81%	54%	55%	55%	63%	60%	62%	58%
Total EOP Loans	$561	$571	$563	$559	$554	$568	$563	$569	$488	$521	$558
Total EOP Deposits	$899	$908	$893	$878	$884	$896	$894	$898	$766	$820	$895

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015
Revenues
Net interest revenue	$42,436	$42,173
Non-interest revenue	25,475	25,221
Total revenues, net of interest expense	67,911	67,394

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	6,787	5,966
Credit reserve build / (release)	(1,225)	261
Provision for loan losses	5,562	6,227
Provision for benefits and claims	145	107
Provision for unfunded lending commitments	(151)	97
Total provisions for credit losses and for benefits and claims	5,556	6,431

Total operating expenses	44,192	38,044

Income from Continuing Operations before
Income Taxes	18,163	22,919
Provision for income taxes	7,189	6,518

Income from Continuing Operations	10,974	16,401

Income (loss) from Discontinued Operations, net of taxes	(2)	(54)

Noncontrolling interests	186	79
Citicorp’s Net Income	$10,786	$16,268

Balance Sheet Data (in billions of dollars):

Total EOP Assets

Average Assets	$1,743	$1,705
Return on Average Assets	0.62%	0.95%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	65%	56%
Total EOP Loans
Total EOP Deposits

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Net Interest Revenue	$6,494	$6,528	$6,624	$6,554	$6,512	$6,378	$6,550	$6,667	$6,551	$6,465	$6,523	$6,744
Non-Interest Revenue	1,832	1,958	1,993	2,039	2,207	2,166	2,390	2,321	2,233	2,298	1,789	1,792
Total Revenues, Net of Interest Expense	8,326	8,486	8,617	8,593	8,719	8,544	8,940	8,988	8,784	8,763	8,312	8,536
Total Operating Expenses	4,333	4,549	4,580	4,749	4,472	4,568	4,665	5,075	4,626	4,601	4,525	4,653
Net Credit Losses	2,818	2,572	2,290	2,128	2,037	1,883	1,788	1,768	1,748	1,659	1,568	1,623
Credit Reserve Build / (Release)	(1,376)	(1,336)	(979)	(715)	(807)	(771)	(514)	(178)	(351)	(243)	(86)	(13)
Provision for Unfunded Lending Commitments	—	—	—	1	—	—	1	(1)	14	10	15	(3)
Provision for Benefits and Claims	55	36	56	45	48	40	54	53	52	35	38	40
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,497	1,272	1,367	1,459	1,278	1,152	1,329	1,642	1,463	1,461	1,535	1,647
Income from Continuing Operations before Taxes	2,496	2,665	2,670	2,385	2,969	2,824	2,946	2,271	2,695	2,701	2,252	2,236
Income Taxes	776	816	839	736	938	970	977	612	921	945	784	741
Income from Continuing Operations	1,720	1,849	1,831	1,649	2,031	1,854	1,969	1,659	1,774	1,756	1,468	1,495
Noncontrolling Interests	(1)	3	2	(3)	2	—	3	2	5	5	5	1
Net Income	$1,721	$1,846	$1,829	$1,652	$2,029	$1,854	$1,966	$1,657	$1,769	$1,751	$1,463	$1,494
Average Assets (in billions of dollars)	$365	$372	$373	$374	$377	$373	$380	$383	$386	$381	$381	$392
Return on Average Assets (ROA)	1.91%	1.99%	1.95%	1.75%	2.16%	2.00%	2.06%	1.72%	1.86%	1.84%	1.52%	1.51%
Efficiency Ratio	52%	54%	53%	55%	51%	53%	52%	56%	53%	53%	54%	55%

Net Credit Losses as a % of Average Loans	4.56%	4.05%	3.54%	3.26%	3.09%	2.90%	2.69%	2.62%	2.63%	2.52%	2.33%	2.32%

Revenue by Business
Retail Banking	$3,416	$3,590	$3,622	$3,636	$3,968	$3,878	$4,074	$4,022	$3,970	$3,984	$3,400	$3,405
Cards (1)	4,910	4,896	4,995	4,957	4,751	4,666	4,866	4,966	4,814	4,779	4,912	5,131
Total	$8,326	$8,486	$8,617	$8,593	$8,719	$8,544	$8,940	$8,988	$8,784	$8,763	$8,312	$8,536

Net Credit Losses by Business
Retail Banking	$229	$235	$230	$220	$218	$198	$242	$277	$250	$241	$247	$279
Cards (1)	2,589	2,337	2,060	1,908	1,819	1,685	1,546	1,491	1,498	1,418	1,321	1,344
Total	$2,818	$2,572	$2,290	$2,128	$2,037	$1,883	$1,788	$1,768	$1,748	$1,659	$1,568	$1,623

Income (loss) from Continuing Operations by Business
Retail Banking	$589	$572	$608	$644	$815	$755	$782	$622	$670	$633	$258	$332
Cards (1)	1,131	1,277	1,223	1,005	1,216	1,099	1,187	1,037	1,104	1,123	1,210	1,163
Total	$1,720	$1,849	$1,831	$1,649	$2,031	$1,854	$1,969	$1,659	$1,774	$1,756	$1,468	$1,495

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,326	$8,486	$8,617	$8,593	$8,719	$8,544	$8,940	$8,988	$8,784	$8,763	$8,312	$8,536
Impact of FX Translation (2)	(629)	(714)	(610)	(509)	(603)	(511)	(578)	(639)	(664)	(630)	(543)	(581)
Total Revenues - Ex-FX (3)	$7,697	$7,772	$8,007	$8,084	$8,116	$8,033	$8,362	$8,349	$8,120	$8,133	$7,769	$7,955

Total Operating Expenses - as Reported	$4,333	$4,549	$4,580	$4,749	$4,472	$4,568	$4,665	$5,075	$4,626	$4,601	$4,525	$4,653
Impact of FX Translation (2)	(363)	(442)	(365)	(280)	(325)	(268)	(303)	(357)	(338)	(329)	(268)	(302)
Total Operating Expenses - Ex-FX (3)	$3,970	$4,107	$4,215	$4,469	$4,147	$4,300	$4,362	$4,718	$4,288	$4,272	$4,257	$4,351

Total Provisions for LLR & PBC - as Reported	$1,497	$1,272	$1,367	$1,459	$1,278	$1,152	$1,329	$1,642	$1,463	$1,461	$1,535	$1,647
Impact of FX Translation (2)	(69)	(95)	(105)	(88)	(103)	(74)	(100)	(117)	(130)	(126)	(126)	(116)
Total Provisions for LLR & PBC - Ex-FX (3)	$1,428	$1,177	$1,262	$1,371	$1,175	$1,078	$1,229	$1,525	$1,333	$1,335	$1,409	$1,531

Net Income - as Reported	$1,721	$1,846	$1,829	$1,652	$2,029	$1,854	$1,966	$1,657	$1,769	$1,751	$1,463	$1,494
Impact of FX Translation (2)	(142)	(132)	(107)	(92)	(118)	(118)	(122)	(134)	(120)	(101)	(88)	(102)
Net Income - Ex-FX (3)	$1,579	$1,714	$1,722	$1,560	$1,911	$1,736	$1,844	$1,523	$1,649	$1,650	$1,375	$1,392

(1)         Includes both Citi-Branded Cards and Citi Retail Services.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Net Interest Revenue	$6,532	$6,645	$6,842	$6,816	$6,461	$6,457	$6,519	$6,547	$26,200	$26,107	$26,283
Non-Interest Revenue	1,846	1,847	1,936	1,832	1,841	1,727	1,615	1,328	7,822	9,084	8,112
Total Revenues, Net of Interest Expense	8,378	8,492	8,778	8,648	8,302	8,184	8,134	7,875	34,022	35,191	34,395
Total Operating Expenses	4,557	4,809	4,638	4,677	4,305	4,338	4,231	4,346	18,211	18,780	18,405
Net Credit Losses	1,643	1,650	1,595	1,624	1,489	1,504	1,354	1,405	9,808	7,476	6,598
Credit Reserve Build / (Release)	(219)	(304)	(351)	(249)	(149)	(97)	(103)	(44)	(4,406)	(2,270)	(693)
Provision for Unfunded Lending Commitments	(2)	(5)	(2)	(16)	—	(4)	1	6	1	—	36
Provision for Benefits and Claims	41	26	38	40	28	21	28	30	192	195	165
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,463	1,367	1,280	1,399	1,368	1,424	1,280	1,397	5,595	5,401	6,106
Income from Continuing Operations before Taxes	2,358	2,316	2,860	2,572	2,629	2,422	2,623	2,132	10,216	11,010	9,884
Income Taxes	735	797	990	882	917	811	932	770	3,167	3,497	3,391
Income from Continuing Operations	1,623	1,519	1,870	1,690	1,712	1,611	1,691	1,362	7,049	7,513	6,493
Noncontrolling Interests	7	7	7	3	(4)	5	8	1	1	7	16
Net Income	$1,616	$1,512	$1,863	$1,687	$1,716	$1,606	$1,683	$1,361	$7,048	$7,506	$6,477
Average Assets (in billions of dollars)	$391	$394	$396	$392	$380	$381	$375	$379	$371	$378	$385
Return on Average Assets (ROA)	1.68%	1.54%	1.87%	1.71%	1.83%	1.69%	1.78%	1.42%	1.90%	1.99%	1.68%
Efficiency Ratio	54%	57%	53%	54%	52%	53%	52%	55%	54%	53%	54%

Net Credit Losses as a % of Average Loans	2.40%	2.36%	2.24%	2.30%	2.21%	2.21%	1.99%	2.04%	3.84%	2.83%	2.45%

Revenue by Business
Retail Banking	$3,478	$3,558	$3,662	$3,642	$3,538	$3,533	$3,514	$3,280	$14,264	$15,942	$14,759
Cards (1)	4,900	4,934	5,116	5,006	4,764	4,651	4,620	4,595	19,758	19,249	19,636
Total	$8,378	$8,492	$8,778	$8,648	$8,302	$8,184	$8,134	$7,875	$34,022	$35,191	$34,395

Net Credit Losses by Business
Retail Banking	$270	$280	$275	$331	$255	$261	$247	$295	$914	$935	$1,017
Cards (1)	1,373	1,370	1,320	1,293	1,234	1,243	1,107	1,110	8,894	6,541	5,581
Total	$1,643	$1,650	$1,595	$1,624	$1,489	$1,504	$1,354	$1,405	$9,808	$7,476	$6,598

Income (loss) from Continuing Operations by Business
Retail Banking	$388	$336	$539	$478	$579	$549	$574	$313	$2,413	$2,974	$1,893
Cards (1)	1,235	1,183	1,331	1,212	1,133	1,062	1,117	1,049	4,636	4,539	4,600
Total	$1,623	$1,519	$1,870	$1,690	$1,712	$1,611	$1,691	$1,362	$7,049	$7,513	$6,493

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,378	$8,492	$8,778	$8,648	$8,302	$8,184	$8,134	$7,875	$34,022	$35,191	$34,395
Impact of FX Translation (2)	(517)	(589)	(550)	(390)	(215)	(209)	(26)	—	(2,129)	(1,939)	(2,006)
Total Revenues - Ex-FX (3)	$7,861	$7,903	$8,228	$8,258	$8,087	$7,975	$8,108	$7,875	$31,893	$33,252	$32,389

Total Operating Expenses - as Reported	$4,557	$4,809	$4,638	$4,677	$4,305	$4,338	$4,231	$4,346	$18,211	$18,780	$18,405
Impact of FX Translation (2)	(292)	(360)	(309)	(224)	(116)	(117)	(16)	—	(1,247)	(1,037)	(1,024)
Total Operating Expenses - Ex-FX (3)	$4,265	$4,449	$4,329	$4,453	$4,189	$4,221	$4,215	$4,346	$16,964	$17,743	$17,381

Total Provisions for LLR & PBC - as Reported	$1,463	$1,367	$1,280	$1,399	$1,368	$1,424	$1,280	$1,397	$5,595	$5,401	$6,106
Impact of FX Translation (2)	(116)	(147)	(119)	(94)	(45)	(39)	(5)	—	(317)	(326)	(416)
Total Provisions for LLR & PBC - Ex-FX (3)	$1,347	$1,220	$1,161	$1,305	$1,323	$1,385	$1,275	$1,397	$5,278	$5,075	$5,690

Net Income - as Reported	$1,616	$1,512	$1,863	$1,687	$1,716	$1,606	$1,683	$1,361	$7,048	$7,506	$6,477
Impact of FX Translation (2)	(69)	(57)	(81)	(57)	(36)	(35)	(5)	—	(408)	(416)	(339)
Net Income - Ex-FX (3)	$1,547	$1,455	$1,782	$1,630	$1,680	$1,571	$1,678	$1,361	$6,640	$7,090	$6,138

(1)                                 Includes both Citi-Branded Cards and Citi Retail Services.

(2)                                 Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015

Net Interest Revenue	$26,835	$25,984
Non-Interest Revenue	7,461	6,511
Total Revenues, Net of Interest Expense	34,296	32,495
Total Operating Expenses	18,681	17,220
Net Credit Losses	6,512	5,752
Credit Reserve Build / (Release)	(1,123)	(393)
Provision for Unfunded Lending Commitments	(25)	3
Provision for Benefits and Claims	145	107
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	5,509	5,469
Income from Continuing Operations before Taxes	10,106	9,806
Income Taxes	3,404	3,430
Income from Continuing Operations	6,702	6,376
Noncontrolling Interests	24	10
Net Income	$6,678	$6,366
Average Assets (in billions of dollars)	$393	$379
Return on Average Assets (ROA)	1.70%	1.68%
Efficiency Ratio	54%	53%

Net Credit Losses as a % of Average Loans	2.32%	2.11%

Revenue by Business
Retail Banking	$14,340	$13,865
Cards (1)	19,956	18,630
Total	$34,296	$32,495

Net Credit Losses by Business
Retail Banking	$1,156	$1,058
Cards (1)	5,356	4,694
Total	$6,512	$5,752

Income (loss) from Continuing Operations by Business
Retail Banking	$1,741	$2,015
Cards (1)	4,961	4,361
Total	$6,702	$6,376

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$34,296	$32,495
Impact of FX Translation (2)	(1,621)	—
Total Revenues - Ex-FX (3)	$32,675	$32,495

Total Operating Expenses - as Reported	$18,681	$17,220
Impact of FX Translation (2)	(938)	—
Total Operating Expenses - Ex-FX (3)	$17,743	$17,220

Total Provisions for LLR & PBC - as Reported	$5,509	$5,469
Impact of FX Translation (2)	(383)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$5,126	$5,469

Net Income - as Reported	$6,678	$6,366
Impact of FX Translation (2)	(201)	—
Net Income - Ex-FX (3)	$6,477	$6,366

(1)                                 Includes both Citi-Branded Cards and Citi Retail Services.

(2)                                 Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	3,585	3,586	3,565	3,577	3,538	3,478	3,471	3,440	3,363	3,361	3,320	3,294	3,185
Accounts (in millions)	53.2	53.9	54.2	54.4	55.9	57.1	57.2	57.0	57.0	57.1	56.9	56.9	56.6
Average Deposits	$272.8	$278.5	$276.3	$275.5	$280.4	$279.7	$286.2	$291.5	$294.6	$291.8	$289.5	$295.8	$297.7
Investment Sales	$22.1	$21.0	$18.5	$15.2	$20.0	$18.1	$22.1	$21.6	$25.9	$26.0	$21.7	$21.5	$25.2
Investment Assets under Management (AUMs)	$122.5	$126.2	$111.5	$114.1	$123.4	$121.0	$131.5	$134.2	$143.9	$138.6	$143.3	$149.3	$151.3
Average Loans	$110.5	$117.2	$118.8	$121.1	$128.2	$127.3	$130.0	$133.3	$135.6	$133.5	$135.3	$139.2	$141.0
EOP Loans:
Real Estate Lending	$62.8	$65.6	$65.7	$69.4	$72.5	$71.9	$73.5	$74.7	$75.3	$72.7	$75.2	$76.9	$78.5
Commercial Markets	30.2	32.3	31.5	31.2	32.4	31.8	32.6	33.3	34.4	34.8	34.7	35.7	36.1
Personal and Other	21.0	21.2	20.5	23.0	24.0	24.2	25.7	26.3	26.7	26.2	26.4	27.5	28.4
EOP Loans	$114.0	$119.1	$117.7	$123.6	$128.9	$127.9	$131.8	$134.3	$136.4	$133.7	$136.3	$140.1	$143.0

Net Interest Revenue (in millions) (1)	$2,313	$2,359	$2,374	$2,369	$2,407	$2,358	$2,373	$2,404	$2,361	$2,319	$2,236	$2,231	$2,164
As a % of Average Loans	8.49%	8.07%	7.93%	7.76%	7.55%	7.45%	7.26%	7.17%	7.06%	6.97%	6.56%	6.36%	6.22%

Net Credit Losses (in millions)	$229	$235	$230	$220	$218	$198	$242	$277	$250	$241	$247	$279	$270
As a % of Average Loans	0.84%	0.80%	0.77%	0.72%	0.68%	0.63%	0.74%	0.83%	0.75%	0.72%	0.72%	0.80%	0.78%
Loans 90+ Days Past Due (in millions) (2) (3)	$645	$660	$648	$642	$711	$744	$742	$742	$742	$710	$745	$840	$890
As a % of EOP Loans	0.57%	0.56%	0.56%	0.52%	0.56%	0.59%	0.57%	0.56%	0.55%	0.54%	0.55%	0.60%	0.63%
Loans 30-89 Days Past Due (in millions) (2)	$922	$877	$803	$863	$857	$878	$969	$921	$1,003	$906	$941	$893	$839
As a % of EOP Loans	0.82%	0.74%	0.69%	0.71%	0.67%	0.69%	0.74%	0.69%	0.74%	0.68%	0.70%	0.64%	0.59%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	130.7	130.3	130.0	130.5	128.1	127.3	127.2	127.5	126.7	125.6	138.7	139.1	137.1
Purchase Sales (in billions)	$72.7	$81.3	$80.4	$85.4	$76.2	$81.3	$80.9	$87.6	$77.5	$85.0	$83.8	$92.6	$79.6

Average Loans (in billions) (4)	$139.9	$137.6	$137.6	$137.7	$137.2	$133.5	$134.0	$134.8	$133.6	$130.9	$131.7	$138.2	$137.2
EOP Loans (in billions) (4)	$137.1	$139.4	$137.2	$142.3	$135.3	$134.9	$135.2	$138.9	$131.7	$131.8	$137.7	$143.5	$135.1
Average Yield (5)	14.08%	13.78%	13.70%	13.53%	13.60%	13.42%	13.43%	13.41%	13.53%	13.34%	13.32%	13.21%	13.32%
Net Interest Revenue (6)	$4,181	$4,169	$4,250	$4,185	$4,105	$4,020	$4,177	$4,263	$4,190	$4,146	$4,287	$4,513	$4,368
As a % of Average Loans (6)	12.12%	12.15%	12.25%	12.06%	12.03%	12.11%	12.40%	12.58%	12.72%	12.70%	12.91%	12.96%	12.91%
Net Credit Losses	$2,589	$2,337	$2,060	$1,908	$1,819	$1,685	$1,546	$1,491	$1,498	$1,418	$1,321	$1,344	$1,373
As a % of Average Loans	7.51%	6.81%	5.94%	5.50%	5.33%	5.08%	4.59%	4.40%	4.55%	4.34%	3.98%	3.86%	4.06%
Net Credit Margin (7)	$2,304	$2,545	$2,917	$3,034	$2,919	$2,962	$3,303	$3,457	$3,302	$3,349	$3,573	$3,770	$3,519
As a % of Average Loans (7)	6.68%	7.42%	8.41%	8.74%	8.56%	8.92%	9.81%	10.20%	10.02%	10.26%	10.76%	10.82%	10.40%
Loans 90+ Days Past Due	$2,974	$2,569	$2,343	$2,345	$2,221	$1,948	$1,888	$1,946	$1,830	$1,649	$1,683	$1,878	$1,784
As a % of EOP Loans	2.17%	1.84%	1.71%	1.65%	1.64%	1.44%	1.40%	1.40%	1.39%	1.25%	1.22%	1.31%	1.32%
Loans 30-89 Days Past Due	$3,156	$2,852	$2,774	$2,735	$2,370	$2,094	$2,102	$2,109	$1,910	$1,716	$1,943	$2,023	$1,866
As a % of EOP Loans	2.30%	2.05%	2.02%	1.92%	1.75%	1.55%	1.55%	1.52%	1.45%	1.30%	1.41%	1.41%	1.38%

(1)	Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 1 on page 10.
(3)

The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter. The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(5)	Average yield is gross interest revenue earned divided by average loans.
(6)	Net interest revenue includes certain fees that are recorded as interest revenue.
(7)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	3,082	3,060	2,919	2,817	2,805	2,795	2,785
Accounts (in millions)	56.8	56.2	55.4	55.1	55.2	56.2	56.2
Average Deposits	$302.3	$301.5	$298.2	$297.9	$297.9	$294.9	$295.2
Investment Sales	$24.9	$28.1	$22.7	$25.5	$25.5	$19.7	$17.3
Investment Assets under Management (AUMs)	$158.9	$157.7	$153.3	$153.3	$154.0	$144.4	$152.6
Average Loans	$145.3	$146.5	$145.3	$141.3	$142.7	$140.1	$141.2
EOP Loans:
Real Estate Lending	$80.9	$81.3	$79.4	$79.3	$80.1	$79.0	$80.2
Commercial Markets	36.7	35.9	34.0	33.3	33.7	32.3	31.3
Personal and Other	29.2	29.0	28.3	28.4	28.9	28.1	29.2
EOP Loans	$146.8	$146.2	$141.7	$141.0	$142.7	$139.4	$140.7

Net Interest Revenue (in millions) (1)	$2,257	$2,309	$2,299	$2,162	$2,214	$2,200	$2,215
As a % of Average Loans	6.23%	6.25%	6.28%	6.21%	6.22%	6.23%	6.22%

Net Credit Losses (in millions)	$280	$275	$331	$255	$261	$247	$295
As a % of Average Loans	0.77%	0.74%	0.90%	0.73%	0.73%	0.70%	0.83%
Loans 90+ Days Past Due (in millions) (2) (3)	$904	$868	$736	$540	$567	$529	$523
As a % of EOP Loans	0.62%	0.60%	0.52%	0.39%	0.40%	0.38%	0.37%
Loans 30-89 Days Past Due (in millions) (2)	$883	$840	$794	$791	$746	$764	$739
As a % of EOP Loans	0.61%	0.58%	0.56%	0.57%	0.53%	0.55%	0.53%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	137.6	135.4	136.3	135.6	135.9	135.6	135.9
Purchase Sales (in billions)	$89.2	$88.1	$94.0	$80.1	$89.7	$88.6	$96.2

Average Loans (in billions) (4)	$135.4	$135.5	$135.3	$132.4	$129.9	$129.7	$131.5
EOP Loans (in billions) (4)	$137.4	$135.7	$139.3	$129.8	$131.7	$130.3	$136.3
Average Yield (5)	13.37%	13.43%	13.37%	13.39%	13.33%	13.25%	13.09%
Net Interest Revenue (6)	$4,388	$4,533	$4,517	$4,299	$4,243	$4,319	$4,332
As a % of Average Loans (6)	13.00%	13.27%	13.25%	13.17%	13.10%	13.21%	13.07%
Net Credit Losses	$1,370	$1,320	$1,293	$1,234	$1,243	$1,107	$1,110
As a % of Average Loans	4.06%	3.86%	3.79%	3.78%	3.84%	3.39%	3.35%
Net Credit Margin (7)	$3,555	$3,784	$3,702	$3,520	$3,399	$3,501	$3,476
As a % of Average Loans (7)	10.53%	11.08%	10.86%	10.78%	10.50%	10.71%	10.49%
Loans 90+ Days Past Due	$1,657	$1,640	$1,708	$1,592	$1,453	$1,452	$1,596
As a % of EOP Loans	1.21%	1.21%	1.23%	1.23%	1.10%	1.11%	1.17%
Loans 30-89 Days Past Due	$1,794	$1,849	$1,792	$1,623	$1,544	$1,663	$1,679
As a % of EOP Loans	1.31%	1.36%	1.29%	1.25%	1.17%	1.28%	1.23%

(1)	Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 1 on page 10.
(3)

The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter. The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(5)	Average yield is gross interest revenue earned divided by average loans.
(6)	Net interest revenue includes certain fees that are recorded as interest revenue.
(7)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Net Interest Revenue	$4,229	$4,213	$4,291	$4,272	$4,148	$4,052	$4,196	$4,253	$4,188	$4,102	$4,173	$4,340
Non-Interest Revenue	767	792	864	942	1,105	1,134	1,258	1,146	999	1,028	640	605
Total Revenues, Net of Interest Expense	4,996	5,005	5,155	5,214	5,253	5,186	5,454	5,399	5,187	5,130	4,813	4,945
Total Operating Expenses	2,379	2,434	2,514	2,781	2,458	2,573	2,588	2,795	2,547	2,506	2,472	2,533
Net Credit Losses	2,371	2,133	1,854	1,741	1,629	1,510	1,353	1,267	1,256	1,188	1,082	1,108
Credit Reserve Build / (Release)	(1,201)	(1,238)	(955)	(786)	(842)	(814)	(519)	(215)	(370)	(350)	(227)	(88)
Provision for Unfunded Lending Commitments	—	—	—	1	—	—	1	(1)	—	—	4	2
Provision for Benefits and Claims	17	14	18	13	14	19	18	18	13	13	17	16
Provisions for Loan Losses and for Benefits and Claims	1,187	909	917	969	801	715	853	1,069	899	851	876	1,038
Income from Continuing Operations before Taxes	1,430	1,662	1,724	1,464	1,994	1,898	2,013	1,535	1,741	1,773	1,465	1,374
Income Taxes (benefits)	527	577	654	560	713	745	758	581	653	677	555	492
Income from Continuing Operations	903	1,085	1,070	904	1,281	1,153	1,255	954	1,088	1,096	910	882
Noncontrolling Interests	—	—	—	—	—	—	(1)	—	1	—	1	—
Net Income	$903	$1,085	$1,070	$904	$1,281	$1,153	$1,256	$954	$1,087	$1,096	$909	$882
Average Assets (in billions of dollars)	$193	$192	$197	$201	$200	$202	$204	$204	$202	$201	$203	$211
Return on Average Assets	1.90%	2.27%	2.15%	1.78%	2.58%	2.30%	2.45%	1.86%	2.18%	2.19%	1.78%	1.66%
Efficiency Ratio	48%	49%	49%	53%	47%	50%	47%	52%	49%	49%	51%	51%

Net Credit Losses as a % of Average Loans	6.56%	5.88%	4.99%	4.60%	4.32%	4.07%	3.61%	3.35%	3.40%	3.28%	2.88%	2.82%

Revenue by Business
Retail Banking	$1,275	$1,342	$1,371	$1,473	$1,714	$1,732	$1,824	$1,751	$1,648	$1,667	$1,196	$1,155
Citi-Branded Cards	2,182	2,151	2,170	2,139	2,048	1,990	2,089	2,115	2,028	1,980	2,089	2,123
Citi Retail Services	1,539	1,512	1,614	1,602	1,491	1,464	1,541	1,533	1,511	1,483	1,528	1,667
Total	$4,996	$5,005	$5,155	$5,214	$5,253	$5,186	$5,454	$5,399	$5,187	$5,130	$4,813	$4,945

Net Credit Losses by Business
Retail Banking	$87	$76	$65	$72	$62	$61	$74	$53	$56	$42	$37	$49
Citi-Branded Cards	1,352	1,231	1,099	986	902	840	745	700	692	665	610	588
Citi Retail Services	932	826	690	683	665	609	534	514	508	481	435	471
Total	$2,371	$2,133	$1,854	$1,741	$1,629	$1,510	$1,353	$1,267	$1,256	$1,188	$1,082	$1,108

Income (loss) from Continuing Operations by Business
Retail Banking	$90	$110	$125	$163	$332	$330	$334	$218	$227	$270	$(21)	$(2)
Citi-Branded Cards	452	570	551	476	584	405	547	453	431	439	548	527
Citi Retail Services	361	405	394	265	365	418	374	283	430	387	383	357
Total	$903	$1,085	$1,070	$904	$1,281	$1,153	$1,255	$954	$1,088	$1,096	$910	$882

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Net Interest Revenue	$4,217	$4,242	$4,395	$4,475	$4,336	$4,312	$4,455	$4,506	$17,005	$16,649	$16,803
Non-Interest Revenue	639	614	676	690	724	583	438	364	3,365	4,643	3,272
Total Revenues, Net of Interest Expense	4,856	4,856	5,071	5,165	5,060	4,895	4,893	4,870	20,370	21,292	20,075
Total Operating Expenses	2,483	2,396	2,462	2,557	2,341	2,316	2,319	2,405	10,108	10,414	10,058
Net Credit Losses	1,101	1,072	1,017	1,012	960	999	878	914	8,099	5,759	4,634
Credit Reserve Build / (Release)	(270)	(398)	(340)	(233)	(99)	(108)	(61)	(69)	(4,180)	(2,390)	(1,035)
Provision for Unfunded Lending Commitments	2	—	—	(11)	1	—	—	6	1	—	6
Provision for Benefits and Claims	7	11	12	11	10	9	11	8	62	69	59
Provisions for Loan Losses and for Benefits and Claims	840	685	689	779	872	900	828	859	3,982	3,438	3,664
Income from Continuing Operations before Taxes	1,533	1,775	1,920	1,829	1,847	1,679	1,746	1,606	6,280	7,440	6,353
Income Taxes (benefits)	498	682	716	673	694	594	666	613	2,318	2,797	2,377
Income from Continuing Operations	1,035	1,093	1,204	1,156	1,153	1,085	1,080	993	3,962	4,643	3,976
Noncontrolling Interests	—	—	1	—	1	—	1	1	—	(1)	2
Net Income	$1,035	$1,093	$1,203	$1,156	$1,152	$1,085	$1,079	$992	$3,962	$4,644	$3,974
Average Assets (in billions of dollars)	$210	$210	$213	$213	$208	$207	$209	$210	$196	$203	$204
Return on Average Assets	2.00%	2.09%	2.24%	2.15%	2.25%	2.10%	2.05%	1.87%	2.02%	2.29%	1.95%
Efficiency Ratio	51%	49%	49%	50%	46%	47%	47%	49%	50%	49%	50%

Net Credit Losses as a % of Average Loans	2.86%	2.78%	2.58%	2.54%	2.50%	2.58%	2.21%	2.26%	5.49%	3.83%	3.09%

Revenue by Business
Retail Banking	$1,210	$1,246	$1,307	$1,433	$1,414	$1,379	$1,347	$1,338	$5,461	$7,021	$5,666
Citi-Branded Cards	2,021	2,029	2,118	2,122	2,009	1,933	1,930	1,937	8,642	8,242	8,220
Citi Retail Services	1,625	1,581	1,646	1,610	1,637	1,583	1,616	1,595	6,267	6,029	6,189
Total	$4,856	$4,856	$5,071	$5,165	$5,060	$4,895	$4,893	$4,870	$20,370	$21,292	$20,075

Net Credit Losses by Business
Retail Banking	$33	$37	$34	$35	$35	$39	$34	$42	$300	$250	$184
Citi-Branded Cards	587	570	526	514	492	503	443	454	4,668	3,187	2,555
Citi Retail Services	481	465	457	463	433	457	401	418	3,131	2,322	1,895
Total	$1,101	$1,072	$1,017	$1,012	$960	$999	$878	$914	$8,099	$5,759	$4,634

Income (loss) from Continuing Operations by Business
Retail Banking	$35	$109	$128	$159	$210	$207	$161	$137	$488	$1,214	$474
Citi-Branded Cards	564	555	636	636	539	499	522	515	2,049	1,989	1,945
Citi Retail Services	436	429	440	361	404	379	397	341	1,425	1,440	1,557
Total	$1,035	$1,093	$1,204	$1,156	$1,153	$1,085	$1,080	$993	$3,962	$4,643	$3,976

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015

Net Interest Revenue	$17,329	$17,609
Non-Interest Revenue	2,619	2,109
Total Revenues, Net of Interest Expense	19,948	19,718
Total Operating Expenses	9,898	9,381
Net Credit Losses	4,202	3,751
Credit Reserve Build / (Release)	(1,241)	(337)
Provision for Unfunded Lending Commitments	(9)	7
Provision for Benefits and Claims	41	38
Provisions for Loan Losses and for Benefits and Claims	2,993	3,459
Income from Continuing Operations before Taxes	7,057	6,878
Income Taxes (benefits)	2,569	2,567
Income from Continuing Operations	4,488	4,311
Noncontrolling Interests	1	3
Net Income	$4,487	$4,308
Average Assets (in billions of dollars)	$212	$209
Return on Average Assets	2.12%	2.06%
Efficiency Ratio	50%	48%

Net Credit Losses as a % of Average Loans	2.69%	2.39%

Revenue by Business
Retail Banking	$5,196	$5,478
Citi-Branded Cards	8,290	7,809
Citi Retail Services	6,462	6,431
Total	$19,948	$19,718

Net Credit Losses by Business
Retail Banking	$139	$150
Citi-Branded Cards	2,197	1,892
Citi Retail Services	1,866	1,709
Total	$4,202	$3,751

Income (loss) from Continuing Operations by Business
Retail Banking	$431	$715
Citi-Branded Cards	2,391	2,075
Citi Retail Services	1,666	1,521
Total	$4,488	$4,311

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,000	1,002	1,005	1,016	1,020	1,015	1,017	999	981	983	983	983
Accounts (in millions)	13.2	13.1	13.0	12.8	12.7	12.7	12.6	12.5	12.4	12.1	12.2	12.2
Investment Sales	$4.2	$3.8	$3.7	$2.9	$3.8	$4.1	$4.6	$4.6	$5.8	$5.8	$4.9	$5.2
Investment AUMs	$39.4	$40.8	$37.7	$39.0	$41.6	$39.4	$40.9	$41.2	$43.1	$42.6	$44.1	$46.2

Average Deposits	$151.1	$152.1	$153.1	$154.9	$157.2	$159.6	$162.5	$168.1	$172.2	$173.8	$175.2	$177.4

Average Loans	$31.9	$33.7	$35.2	$37.4	$40.5	$41.1	$41.3	$42.2	$43.3	$41.1	$43.0	$44.0

EOP Loans:
Real Estate Lending	$25.8	$27.2	$29.0	$31.4	$32.6	$32.6	$33.0	$33.7	$33.9	$32.2	$33.6	$34.3
Commercial Markets	6.0	6.2	6.3	6.4	6.9	7.2	7.4	7.9	8.2	8.4	8.5	8.7
Personal and Other	1.2	1.2	1.2	1.2	1.1	1.1	1.1	1.1	1.1	1.2	1.2	1.3
Total EOP Loans	$33.0	$34.6	$36.5	$39.0	$40.6	$40.9	$41.5	$42.7	$43.2	$41.8	$43.3	$44.3

Mortgage Originations	$14.1	$11.0	$17.0	$21.4	$14.3	$12.9	$14.5	$16.8	$18.0	$17.2	$14.5	$8.3

Third Party Mortgage Servicing Portfolio (EOP)	$196.0	$196.5	$196.6	$197.9	$196.7	$190.8	$184.9	$177.2	$175.8	$177.9	$180.3	$180.6

Net Servicing & Gain/(Loss) on Sale (in millions)	$129.0	$126.5	$186.5	$295.0	$532.6	$637.0	$684.2	$614.5	$561.6	$588.5	$167.0	$142.9

Saleable Mortgage Rate Locks	$9.3	$9.5	$16.5	$16.2	$12.1	$11.5	$15.8	$12.7	$14.3	$13.0	$7.1	$4.5

Net Interest Revenue on Loans (in millions)	$169	$179	$176	$185	$190	$197	$210	$239	$243	$242	$232	$234
As a % of Avg. Loans	2.15%	2.13%	1.98%	1.96%	1.89%	1.93%	2.02%	2.25%	2.28%	2.36%	2.14%	2.11%

Net Credit Losses (in millions)	$87	$76	$65	$72	$62	$61	$74	$53	$56	$42	$37	$49
As a % of Avg. Loans	1.11%	0.90%	0.73%	0.76%	0.62%	0.60%	0.71%	0.50%	0.52%	0.41%	0.34%	0.44%

Loans 90+ Days Past Due (in millions) (1)	$241	$211	$232	$235	$260	$294	$291	$280	$282	$285	$277	$257
As a % of EOP Loans	0.75%	0.63%	0.66%	0.62%	0.66%	0.74%	0.72%	0.68%	0.68%	0.70%	0.66%	0.60%
Loans 30-89 Days Past Due (in millions) (1)	$185	$209	$218	$213	$183	$215	$230	$223	$226	$217	$209	$205
As a % of EOP Loans	0.58%	0.62%	0.62%	0.56%	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%

(1)                                 The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $562 million and ($1.1 billion), $534 million and ($1.1 billion), $423 million and ($0.8 billion), $498 million and ($0.9 billion), and $491 million and ($1.1 billion) as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $122 million and ($1.1 billion), $111 million and ($1.1 billion), $75 million and ($0.8 billion), $79 million and ($0.9 billion), and $87 million and ($1.1 billion) as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	962	912	895	849	788	779	779	780
Accounts (in millions)	12.3	12.1	12.1	11.8	11.5	11.3	11.2	11.0
Investment Sales	$5.7	$5.6	$5.5	$6.0	$6.3	$5.9	$4.9	$4.6
Investment AUMs	$47.1	$48.9	$48.9	$49.4	$50.6	$50.6	$47.9	$48.9

Average Deposits	$179.3	$179.9	$179.3	$179.4	$180.4	$179.9	$181.4	$181.2

Average Loans	$45.0	$45.7	$47.3	$48.6	$47.8	$49.3	$50.3	$51.8

EOP Loans:
Real Estate Lending	$35.1	$36.4	$37.6	$36.7	$37.8	$38.9	$40.6	$41.9
Commercial Markets	8.7	8.5	8.6	8.6	8.5	8.5	8.4	7.8
Personal and Other	1.4	1.5	1.6	1.8	1.8	1.8	2.0	2.5
Total EOP Loans	$45.2	$46.4	$47.8	$47.1	$48.1	$49.2	$51.0	$52.2

Mortgage Originations	$5.2	$6.2	$7.1	$6.7	$7.0	$8.8	$7.5	$6.2

Third Party Mortgage Servicing Portfolio (EOP)	$178.8	$175.9	$173.0	$171.9	$168.2	$165.0	$162.6	$159.5

Net Servicing & Gain/(Loss) on Sale (in millions)	$127.7	$133.9	$132.4	$255.6	$168.7	$179.4	$107.2	$110.6

Saleable Mortgage Rate Locks	$3.6	$4.2	$4.4	$3.8	$4.4	$5.0	$3.9	$3.2

Net Interest Revenue on Loans (in millions)	$244	$261	$271	$294	$262	$266	$262	$271
As a % of Avg. Loans	2.20%	2.29%	2.27%	2.40%	2.22%	2.16%	2.07%	2.08%

Net Credit Losses (in millions)	$33	$37	$34	$35	$35	$39	$34	$42
As a % of Avg. Loans	0.30%	0.32%	0.29%	0.29%	0.30%	0.32%	0.27%	0.32%

Loans 90+ Days Past Due (in millions) (1)	$243	$227	$229	$225	$123	$150	$138	$165
As a % of EOP Loans	0.55%	0.50%	0.49%	0.49%	0.26%	0.31%	0.28%	0.32%
Loans 30-89 Days Past Due (in millions) (1)	$177	$203	$213	$212	$203	$176	$198	$221
As a % of EOP Loans	0.40%	0.45%	0.46%	0.46%	0.43%	0.36%	0.40%	0.43%

(1)                                 The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $562 million and ($1.1 billion), $534 million and ($1.1 billion), $423 million and ($0.8 billion), $498 million and ($0.9 billion), and $491 million and ($1.1 billion) as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $122 million and ($1.1 billion), $111 million and ($1.1 billion), $75 million and ($0.8 billion), $79 million and ($0.9 billion), and $87 million and ($1.1 billion) as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	21.7	21.8	22.2	22.6	22.7	22.9	23.1	23.2	23.4	23.6	23.8	23.9	24.0
Purchase Sales (in billions)	$37.2	$40.8	$40.5	$42.1	$38.2	$40.8	$40.3	$41.6	$38.2	$41.9	$41.7	$43.4	$39.6

Average Loans (in billions) (1)	$75.1	$73.6	$74.0	$74.4	$73.5	$71.7	$71.5	$71.1	$69.7	$68.4	$68.4	$68.2	$67.5

EOP Loans (in billions) (1)	$74.5	$75.0	$75.1	$77.2	$72.7	$72.7	$72.2	$72.9	$69.2	$69.3	$68.8	$70.5	$66.8

Average Yield (2)	11.14%	10.50%	10.35%	10.13%	10.19%	9.96%	9.94%	10.02%	10.23%	10.11%	10.22%	10.33%	10.39%
Net Interest Revenue (3)	$1,807	$1,732	$1,738	$1,708	$1,670	$1,609	$1,664	$1,687	$1,649	$1,645	$1,690	$1,708	$1,649
As a % of Avg. Loans (3)	9.76%	9.44%	9.32%	9.11%	9.14%	9.03%	9.26%	9.44%	9.59%	9.65%	9.80%	9.94%	9.91%
Net Credit Losses	$1,352	$1,231	$1,099	$986	$902	$840	$745	$700	$692	$665	$610	$588	$587
As a % of Average Loans	7.30%	6.71%	5.89%	5.26%	4.94%	4.71%	4.15%	3.92%	4.03%	3.90%	3.54%	3.42%	3.53%
Net Credit Margin (4)	$824	$916	$1,064	$1,148	$1,142	$1,144	$1,337	$1,407	$1,331	$1,312	$1,472	$1,529	$1,429
As a % of Avg. Loans (4)	4.45%	4.99%	5.70%	6.12%	6.25%	6.42%	7.44%	7.87%	7.74%	7.69%	8.54%	8.89%	8.59%
Loans 90+ Days Past Due	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732	$663	$628	$681	$648
As a % of EOP Loans	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%	0.97%
Loans 30-89 Days Past Due	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679	$588	$650	$661	$599
As a % of EOP Loans	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%	0.90%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	87.4	86.6	85.4	85.3	82.7	81.6	81.0	80.6	79.4	77.7	91.2	91.6	89.7
Purchase Sales (in billions)	$15.2	$18.5	$17.7	$20.5	$15.5	$18.1	$17.5	$20.4	$15.3	$18.3	$18.1	$23.3	$16.7

Average Loans (in billions) (1)	$39.6	$38.1	$38.1	$38.3	$37.6	$36.5	$36.5	$37.0	$36.7	$35.8	$37.8	$43.6	$43.6

EOP Loans (in billions) (1)	$37.4	$38.3	$37.9	$39.9	$36.7	$36.6	$36.6	$38.6	$35.4	$36.0	$43.0	$46.3	$42.3

Average Yield (2)	18.17%	18.23%	18.38%	18.02%	18.19%	18.14%	18.26%	18.04%	18.28%	17.89%	17.33%	16.34%	16.63%
Net Interest Revenue (3)	$1,531	$1,551	$1,637	$1,625	$1,566	$1,543	$1,634	$1,660	$1,652	$1,587	$1,682	$1,860	$1,819
As a % of Avg. Loans (3)	15.68%	16.33%	17.05%	16.83%	16.75%	17.00%	17.81%	17.85%	18.26%	17.78%	17.65%	16.93%	16.92%
Net Credit Losses	$932	$826	$690	$683	$665	$609	$534	$514	$508	$481	$435	$471	$481
As a % of Average Loans	9.54%	8.70%	7.19%	7.08%	7.11%	6.71%	5.82%	5.53%	5.61%	5.39%	4.57%	4.29%	4.47%
Net Credit Margin (4)	$595	$676	$913	$910	$816	$842	$997	$1,009	$994	$993	$1,082	$1,185	$1,141
As a % of Avg. Loans (4)	6.09%	7.12%	9.51%	9.43%	8.73%	9.28%	10.87%	10.85%	10.98%	11.13%	11.36%	10.78%	10.61%
Loans 90+ Days Past Due	$1,110	$913	$902	$951	$845	$721	$716	$721	$651	$556	$650	$771	$689
As a % of EOP Loans	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%	1.63%
Loans 30-89 Days Past Due	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685	$615	$798	$830	$725
As a % of EOP Loans	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%	1.71%

(1)                                 Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)                                 Average yield is calculated as gross interest revenue earned divided by average loans.

(3)                                 Net interest revenue includes certain fees that are recorded as interest revenue.

(4)                                 Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	24.1	23.5	23.6	23.7	23.2	23.3	23.5
Purchase Sales (in billions)	$43.9	$43.3	$45.1	$40.9	$46.1	$46.6	$49.0

Average Loans (in billions) (1)	$66.4	$66.1	$65.7	$64.1	$63.2	$63.9	$64.6

EOP Loans (in billions) (1)	$67.3	$66.5	$67.5	$63.5	$64.5	$64.8	$67.2

Average Yield (2)	10.31%	10.38%	10.35%	10.48%	10.39%	10.28%	10.31%
Net Interest Revenue (3)	$1,635	$1,681	$1,679	$1,607	$1,582	$1,618	$1,633
As a % of Avg. Loans (3)	9.88%	10.09%	10.14%	10.17%	10.04%	10.05%	10.03%
Net Credit Losses	$570	$526	$514	$492	$503	$443	$454
As a % of Average Loans	3.44%	3.16%	3.10%	3.11%	3.19%	2.75%	2.79%
Net Credit Margin (4)	$1,454	$1,588	$1,605	$1,513	$1,426	$1,482	$1,481
As a % of Avg. Loans (4)	8.78%	9.53%	9.69%	9.57%	9.05%	9.20%	9.10%
Loans 90+ Days Past Due	$583	$559	$593	$569	$495	$491	$538
As a % of EOP Loans	0.87%	0.84%	0.88%	0.90%	0.77%	0.76%	0.80%
Loans 30-89 Days Past Due	$540	$566	$568	$497	$462	$504	$523
As a % of EOP Loans	0.80%	0.85%	0.84%	0.78%	0.72%	0.78%	0.78%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	90.3	88.6	89.5	88.7	89.5	89.5	89.9
Purchase Sales (in billions)	$20.4	$19.7	$23.5	$16.5	$20.2	$19.8	$23.5

Average Loans (in billions) (1)	$42.4	$42.9	$43.9	$43.9	$42.6	$43.1	$44.1

EOP Loans (in billions) (1)	$43.1	$43.0	$46.5	$42.4	$43.2	$43.1	$46.1

Average Yield (2)	16.89%	16.89%	16.80%	16.96%	17.00%	16.94%	16.49%
Net Interest Revenue (3)	$1,810	$1,884	$1,923	$1,885	$1,843	$1,925	$1,939
As a % of Avg. Loans (3)	17.12%	17.42%	17.38%	17.41%	17.35%	17.72%	17.44%
Net Credit Losses	$465	$457	$463	$433	$457	$401	$418
As a % of Average Loans	4.40%	4.23%	4.18%	4.00%	4.30%	3.69%	3.76%
Net Credit Margin (4)	$1,111	$1,181	$1,139	$1,198	$1,120	$1,209	$1,170
As a % of Avg. Loans (4)	10.51%	10.92%	10.29%	11.07%	10.55%	11.13%	10.53%
Loans 90+ Days Past Due	$606	$630	$678	$629	$567	$621	$705
As a % of EOP Loans	1.41%	1.47%	1.46%	1.48%	1.31%	1.44%	1.53%
Loans 30-89 Days Past Due	$683	$729	$748	$673	$652	$758	$773
As a % of EOP Loans	1.58%	1.70%	1.61%	1.59%	1.51%	1.76%	1.68%

(1)                                 Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)                                 Average yield is calculated as gross interest revenue earned divided by average loans.

(3)                                 Net interest revenue includes certain fees that are recorded as interest revenue.

(4)                                 Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Net Interest Revenue	$926	$940	$963	$941	$981	$983	$1,021	$1,068	$1,056	$1,090	$1,110	$1,133	$1,085
Non-Interest Revenue	462	490	448	449	470	412	459	495	533	527	476	556	491
Total Revenues, Net of Interest Expense	1,388	1,430	1,411	1,390	1,451	1,395	1,480	1,563	1,589	1,617	1,586	1,689	1,576
Total Operating Expenses	740	822	821	722	740	743	801	881	817	869	850	872	863
Net Credit Losses	230	210	199	193	212	195	227	276	289	299	295	319	346
Credit Reserve Build / (Release)	(116)	(50)	29	25	59	74	27	11	19	86	161	54	45
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	(1)	—	—
Provision for Benefits and Claims	38	22	38	32	34	21	36	35	39	22	21	24	34
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	152	182	266	250	305	290	290	322	347	407	476	397	425
Income from Continuing Operations before Taxes	496	426	324	418	406	362	389	360	425	341	260	420	288
Income Taxes	126	97	56	85	101	80	93	(25)	106	71	49	105	59
Income from Continuing Operations	370	329	268	333	305	282	296	385	319	270	211	315	229
Noncontrolling Interests	(2)	1	—	1	—	(3)	1	—	1	—	1	1	2
Net Income	$372	$328	$268	$332	$305	$285	$295	$385	$318	$270	$210	$314	$227
Average Assets (in billions of dollars)	$59	$64	$61	$59	$61	$59	$61	$63	$67	$64	$63	$64	$64
Return on Average Assets (1)	2.56%	2.06%	1.74%	2.23%	2.01%	1.94%	1.92%	2.43%	1.92%	1.69%	1.32%	1.95%	1.44%
Efficiency Ratio	53%	57%	58%	52%	51%	53%	54%	56%	51%	54%	54%	52%	55%

Net Credit Losses as a % of Average Loans (1)	4.34%	3.63%	3.49%	3.39%	3.37%	3.18%	3.42%	3.96%	3.99%	4.00%	3.95%	4.15%	4.62%

Revenue by Business
Retail Banking	$968	$993	$989	$966	$1,020	$975	$1,038	$1,070	$1,105	$1,106	$1,068	$1,136	$1,068
Citi-Branded Cards	420	437	422	424	431	420	442	493	484	511	518	553	508
Total	$1,388	$1,430	$1,411	$1,390	$1,451	$1,395	$1,480	$1,563	$1,589	$1,617	$1,586	$1,689	$1,576

Net Credit Losses by Business
Retail Banking	$71	$72	$75	$80	$94	$82	$100	$139	$137	$144	$140	$151	$155
Citi-Branded Cards	159	138	124	113	118	113	127	137	152	155	155	168	191
Total	$230	$210	$199	$193	$212	$195	$227	$276	$289	$299	$295	$319	$346

Income (loss) from Continuing Operations by Business
Retail Banking	$243	$205	$168	$228	$207	$195	$210	$256	$225	$165	$112	$204	$155
Citi-Branded Cards	127	124	100	105	98	87	86	129	94	105	99	111	74
Total	$370	$329	$268	$333	$305	$282	$296	$385	$319	$270	$211	$315	$229

FX Translation Impact:
Total Revenue - as Reported	$1,388	$1,430	$1,411	$1,390	$1,451	$1,395	$1,480	$1,563	$1,589	$1,617	$1,586	$1,689	$1,576
Impact of FX Translation (1)	(337)	(381)	(307)	(258)	(323)	(264)	(315)	(346)	(388)	(386)	(341)	(365)	(329)
Total Revenues - Ex-FX (2)	$1,051	$1,049	$1,104	$1,132	$1,128	$1,131	$1,165	$1,217	$1,201	$1,231	$1,245	$1,324	$1,247

Total Operating Expenses - as Reported	$740	$822	$821	$722	$740	$743	$801	$881	$817	$869	$850	$872	$863
Impact of FX Translation (1)	(184)	(225)	(185)	(121)	(151)	(126)	(153)	(174)	(176)	(190)	(144)	(165)	(163)
Total Operating Expenses - Ex-FX (2)	$556	$597	$636	$601	$589	$617	$648	$707	$641	$679	$706	$707	$700

Provisions for LLR & PBC - as Reported	$152	$182	$266	$250	$305	$290	$290	$322	$347	$407	$476	$397	$425
Impact of FX Translation (1)	(43)	(55)	(66)	(48)	(71)	(55)	(63)	(73)	(86)	(100)	(104)	(89)	(90)
Provisions for LLR & PBC - Ex-FX (2)	$109	$127	$200	$202	$234	$235	$227	$249	$261	$307	$372	$308	$335

Net Income - as Reported	$372	$328	$268	$332	$305	$285	$295	$385	$318	$270	$210	$314	$227
Impact of FX Translation (1)	(77)	(74)	(45)	(54)	(72)	(63)	(71)	(98)	(90)	(71)	(68)	(78)	(56)
Net Income - Ex-FX (2)	$295	$254	$223	$278	$233	$222	$224	$287	$228	$199	$142	$236	$171

(1)           Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(2)           Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars, except as otherwise noted)

								Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Net Interest Revenue	$1,132	$1,183	$1,137	$990	$991	$959	$945	$3,770	$4,053	$4,389
Non-Interest Revenue	506	516	507	442	441	586	416	1,849	1,836	2,092
Total Revenues, Net of Interest Expense	1,638	1,699	1,644	1,432	1,432	1,545	1,361	5,619	5,889	6,481
Total Operating Expenses	914	901	905	797	846	795	824	3,105	3,165	3,408
Net Credit Losses	366	380	423	356	316	301	307	832	910	1,202
Credit Reserve Build / (Release)	106	9	(32)	(8)	19	19	3	(112)	171	320
Provision for Unfunded Lending Commitments	1	(1)	—	(3)	—	1	—	—	—	(1)
Provision for Benefits and Claims	15	26	29	18	12	17	22	130	126	106
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	488	414	420	363	347	338	332	850	1,207	1,627
Income from Continuing Operations before Taxes	236	384	319	272	239	412	205	1,664	1,517	1,446
Income Taxes	20	88	67	52	49	106	53	364	249	331
Income from Continuing Operations	216	296	252	220	190	306	152	1,300	1,268	1,115
Noncontrolling Interests	2	2	—	—	2	1	—	—	(2)	3
Net Income	$214	$294	$252	$220	$188	$305	$152	$1,300	$1,270	$1,112
Average Assets (in billions of dollars)	$64	$63	$61	$57	$55	$50	$52	$61	$61	$65
Return on Average Assets (1)	1.34%	1.85%	1.64%	1.57%	1.37%	2.42%	1.16%	2.13%	2.08%	1.71%
Efficiency Ratio	56%	53%	55%	56%	59%	51%	61%	55%	54%	53%

Net Credit Losses as a % of Average Loans (1)	4.71%	4.93%	5.69%	5.25%	4.66%	4.65%	4.70%	3.70%	3.50%	4.02%

Revenue by Business
Retail Banking	$1,098	$1,128	$1,082	$972	$975	$1,100	$934	$3,916	$4,103	$4,415
Citi-Branded Cards	540	571	562	460	457	445	427	1,703	1,786	2,066
Total	$1,638	$1,699	$1,644	$1,432	$1,432	$1,545	$1,361	$5,619	$5,889	$6,481

Net Credit Losses by Business
Retail Banking	$160	$164	$220	$150	$142	$138	$159	$298	$415	$572
Citi-Branded Cards	206	216	203	206	174	163	148	534	495	630
Total	$366	$380	$423	$356	$316	$301	$307	$832	$910	$1,202

Income (loss) from Continuing Operations by Business
Retail Banking	$170	$184	$138	$148	$121	$228	$65	$844	$868	$706
Citi-Branded Cards	46	112	114	72	69	78	87	456	400	409
Total	$216	$296	$252	$220	$190	$306	$152	$1,300	$1,268	$1,115

FX Translation Impact:
Total Revenue - as Reported	$1,638	$1,699	$1,644	$1,432	$1,432	$1,545	$1,361	$5,619	$5,889	$6,481
Impact of FX Translation (1)	(365)	(346)	(266)	(143)	(130)	(19)	—	(1,109)	(1,015)	(1,229)
Total Revenues - Ex-FX (2)	$1,273	$1,353	$1,378	$1,289	$1,302	$1,526	$1,361	$4,510	$4,874	$5,252

Total Operating Expenses - as Reported	$914	$901	$905	$797	$846	$795	$824	$3,105	$3,165	$3,408
Impact of FX Translation (1)	(182)	(169)	(132)	(69)	(57)	(9)	—	(610)	(491)	(559)
Total Operating Expenses - Ex-FX (2)	$732	$732	$773	$728	$789	$786	$824	$2,495	$2,674	$2,849

Provisions for LLR & PBC - as Reported	$488	$414	$420	$363	$347	$338	$332	$850	$1,207	$1,627
Impact of FX Translation (1)	(111)	(87)	(69)	(37)	(27)	(4)	—	(187)	(213)	(316)
Provisions for LLR & PBC - Ex-FX (2)	$377	$327	$351	$326	$320	$334	$332	$663	$994	$1,311

Net Income - as Reported	$214	$294	$252	$220	$188	$305	$152	$1,300	$1,270	$1,112
Impact of FX Translation (1)	(59)	(65)	(48)	(28)	(32)	(5)	—	(216)	(248)	(256)
Net Income - Ex-FX (2)	$155	$229	$204	$192	$156	$300	$152	$1,084	$1,022	$856

(1)           Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(2)           Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015

Net Interest Revenue	$4,537	$3,885
Non-Interest Revenue	2,020	1,885
Total Revenues, Net of Interest Expense	6,557	5,770
Total Operating Expenses	3,583	3,262
Net Credit Losses	1,515	1,280
Credit Reserve Build / (Release)	128	33
Provision for Unfunded Lending Commitments	—	(2)
Provision for Benefits and Claims	104	69
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,747	1,380
Income from Continuing Operations before Taxes	1,227	1,128
Income Taxes	234	260
Income from Continuing Operations	993	868
Noncontrolling Interests	6	3
Net Income	$987	$865
Average Assets (in billions of dollars)	$63	$54
Return on Average Assets (1)	1.57%	1.60%
Efficiency Ratio	55%	57%

Net Credit Losses as a % of Average Loans (1)	4.97%	4.81%

Revenue by Business
Retail Banking	$4,376	$3,981
Citi-Branded Cards	2,181	1,789
Total	$6,557	$5,770

Net Credit Losses by Business
Retail Banking	$699	$589
Citi-Branded Cards	816	691
Total	$1,515	$1,280

Income (loss) from Continuing Operations by Business
Retail Banking	$647	$562
Citi-Branded Cards	346	306
Total	$993	$868

FX Translation Impact:
Total Revenue - as Reported	$6,557	$5,770
Impact of FX Translation (1)	(1,044)	—
Total Revenues - Ex-FX (2)	$5,513	$5,770

Total Operating Expenses - as Reported	$3,583	$3,262
Impact of FX Translation (1)	(516)	—
Total Operating Expenses - Ex-FX (2)	$3,067	$3,262

Provisions for LLR & PBC - as Reported	$1,747	$1,380
Impact of FX Translation (1)	(284)	—
Provisions for LLR & PBC - Ex-FX (2)	$1,463	$1,380

Net Income - as Reported	$987	$865
Impact of FX Translation (1)	(183)	—
Net Income - Ex-FX (2)	$804	$865

(1)           Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(2)           Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,708	1,714	1,716	1,720	1,715	1,717	1,717	1,714	1,687	1,686	1,678	1,686	1,618
Accounts (in millions)	22.4	23.0	23.2	23.7	25.2	26.2	26.4	26.2	26.3	26.7	26.5	26.8	26.4
Average Deposits	$28.6	$30.4	$28.4	$27.7	$28.6	$26.9	$28.0	$28.9	$29.4	$28.7	$28.5	$30.4	$30.3
Investment Sales	$6.4	$6.4	$5.5	$5.6	$7.0	$6.3	$7.4	$7.0	$7.8	$8.5	$8.1	$7.6	$8.8
Investment AUMs	$35.9	$37.7	$32.7	$33.6	$37.2	$37.4	$43.1	$42.9	$48.1	$45.5	$45.5	$48.9	$48.1
Average Loans	$15.9	$17.4	$17.0	$17.1	$19.4	$19.0	$20.3	$21.3	$22.6	$23.0	$22.6	$23.1	$23.2
EOP Loans:
Real Estate Lending	$4.4	$4.5	$4.0	$4.2	$4.8	$4.7	$5.0	$5.1	$5.6	$5.5	$5.2	$5.5	$5.6
Commercial Markets	7.8	9.1	8.3	8.1	8.5	8.4	8.9	9.5	10.1	9.8	9.4	10.3	10.0
Personal and Other	4.4	4.0	3.8	5.6	6.5	6.5	7.1	7.1	7.7	7.5	7.6	7.7	7.9
Total EOP Loans	$16.6	$17.6	$16.1	$17.9	$19.8	$19.6	$21.0	$21.7	$23.4	$22.8	$22.2	$23.5	$23.5

Net Interest Revenue (in millions) (1)	$632	$623	$651	$643	$683	$674	$701	$729	$729	$720	$723	$729	$706
As a % of Average Loans (1)	16.12%	14.36%	15.19%	14.92%	14.16%	14.27%	13.74%	13.62%	13.08%	12.56%	12.69%	12.52%	12.34%
Net Credit Losses (in millions)	$71	$72	$75	$80	$94	$82	$100	$139	$137	$144	$140	$151	$155
As a % of Average Loans	1.81%	1.66%	1.75%	1.86%	1.95%	1.74%	1.96%	2.60%	2.46%	2.51%	2.46%	2.59%	2.71%
Loans 90+ Days Past Due (in millions) (2)	$163	$177	$188	$186	$209	$211	$236	$237	$235	$226	$262	$394	$452
As a % of EOP Loans (2)	0.98%	1.01%	1.17%	1.04%	1.06%	1.08%	1.12%	1.09%	1.00%	0.99%	1.18%	1.68%	1.92%
Loans 30-89 Days Past Due (in millions)	$205	$186	$175	$191	$227	$215	$293	$236	$303	$250	$338	$294	$258
As a % of EOP Loans	1.23%	1.06%	1.09%	1.07%	1.15%	1.10%	1.40%	1.09%	1.29%	1.10%	1.52%	1.25%	1.10%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	4.9	5.0	5.3	5.4	5.7	5.7	5.9	6.0	6.1	6.2	6.3	6.2	6.2
Purchase Sales (in billions)	$3.5	$3.7	$3.9	$4.2	$3.9	$3.9	$4.3	$5.0	$4.5	$4.9	$5.0	$5.5	$4.5
Average Loans (in billions) (3)	$5.6	$5.8	$5.6	$5.5	$5.9	$5.7	$6.1	$6.4	$6.8	$7.0	$7.0	$7.4	$7.2
EOP Loans (in billions) (3)	$5.6	$5.8	$5.2	$5.5	$6.0	$5.9	$6.3	$6.6	$7.1	$7.0	$7.1	$7.4	$7.2
Average Yield (4)	20.43%	21.46%	21.65%	23.41%	22.58%	22.72%	22.33%	21.68%	20.42%	20.80%	21.49%	20.94%	20.69%

Net Interest Revenue (in millions) (5)	$294	317	$312	$298	$298	$309	$320	$339	$327	$370	$387	$404	$379
As a % of Average Loans (5)	21.29%	21.92%	22.10%	21.50%	20.31%	21.80%	20.87%	21.07%	19.50%	21.20%	21.93%	21.66%	21.35%
Net Credit Losses (in millions)	$159	$138	$124	$113	$118	$113	$127	$137	$152	$155	$155	$168	$191
As a % of Average Loans	11.51%	9.54%	8.78%	8.15%	8.04%	7.97%	8.28%	8.52%	9.07%	8.88%	8.78%	9.01%	10.76%
Net Credit Margin (in millions) (6)	$261	$299	$298	$311	$313	$307	$315	$356	$332	$356	$363	$385	$317
As a % of Average Loans (6)	18.90%	20.68%	21.11%	22.43%	21.34%	21.66%	20.54%	22.13%	19.80%	20.40%	20.57%	20.64%	17.86%
Loans 90+ Days Past Due (in millions)	$169	$169	$144	$143	$148	$154	$168	$179	$191	$194	$200	$223	$232
As a % of EOP Loans	3.02%	2.91%	2.77%	2.60%	2.47%	2.61%	2.67%	2.71%	2.69%	2.77%	2.82%	3.01%	3.22%
Loans 30-89 Days Past Due (in millions)	$154	$158	$135	$129	$135	$151	$165	$179	$188	$194	$211	$237	$252
As a % of EOP Loans	2.75%	2.72%	2.60%	2.35%	2.25%	2.56%	2.62%	2.71%	2.65%	2.77%	2.97%	3.20%	3.50%

(1)                Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)                See footnote 3 on page 8.

(3)                Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)                Average yield is gross interest revenue earned divided by average loans.

(5)                Net interest revenue includes certain fees that are recorded as interest revenue.

(6)                Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,626	1,634	1,542	1,498	1,497	1,495	1,492
Accounts (in millions)	26.9	26.4	26.2	26.2	26.5	27.3	27.7
Average Deposits	$31.3	$31.3	$30.8	$29.3	$28.7	$27.1	$27.3
Investment Sales	$9.8	$11.7	$8.7	$8.2	$6.6	$6.6	$6.7
Investment AUMs	$51.3	$50.7	$45.7	$43.8	$43.3	$41.4	$46.7
Average Loans	$23.8	$23.3	$22.4	$21.1	$21.1	$20.1	$20.4
EOP Loans:
Real Estate Lending	$5.6	$5.3	$4.7	$4.7	$4.5	$4.1	$3.9
Commercial Markets	10.2	9.8	9.0	8.8	9.1	8.6	9.2
Personal and Other	8.0	8.0	7.6	7.6	7.5	7.1	7.0
Total EOP Loans	$23.8	$23.1	$21.3	$21.1	$21.1	$19.8	$20.1

Net Interest Revenue (in millions) (1)	$723	$744	$720	$650	$648	$629	$635
As a % of Average Loans (1)	12.18%	12.67%	12.75%	12.49%	12.32%	12.42%	12.35%
Net Credit Losses (in millions)	$160	$164	$220	$150	$142	$138	$159
As a % of Average Loans	2.70%	2.79%	3.90%	2.88%	2.70%	2.72%	3.09%
Loans 90+ Days Past Due (in millions) (2)	$467	$427	$325	$238	$232	$212	$185
As a % of EOP Loans (2)	1.96%	1.85%	1.53%	1.13%	1.10%	1.07%	0.92%
Loans 30-89 Days Past Due (in millions)	$266	$239	$235	$229	$217	$239	$184
As a % of EOP Loans	1.12%	1.03%	1.10%	1.09%	1.03%	1.21%	0.92%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	6.1	6.1	5.9	5.9	5.9	5.7	5.6
Purchase Sales (in billions)	$4.9	$4.9	$5.0	$4.1	$4.2	$4.0	$4.4
Average Loans (in billions) (3)	$7.4	$7.3	$7.1	$6.4	$6.1	$5.6	$5.5
EOP Loans (in billions) (3)	$7.4	$7.3	$6.7	$6.1	$5.9	$5.4	$5.4
Average Yield (4)	21.17%	21.83%	21.44%	20.11%	20.63%	21.19%	20.73%

Net Interest Revenue (in millions) (5)	$409	$439	$417	$340	$343	$330	$310
As a % of Average Loans (5)	22.17%	23.86%	23.30%	21.55%	22.55%	23.38%	22.36%
Net Credit Losses (in millions)	$206	$216	$203	$206	$174	$163	$148
As a % of Average Loans	11.17%	11.74%	11.34%	13.05%	11.44%	11.55%	10.68%
Net Credit Margin (in millions) (6)	$334	$355	$359	$254	$283	$282	$279
As a % of Average Loans (6)	18.10%	19.29%	20.06%	16.10%	18.61%	19.98%	20.13%
Loans 90+ Days Past Due (in millions)	$245	$244	$242	$203	$200	$169	$173
As a % of EOP Loans	3.31%	3.34%	3.61%	3.33%	3.39%	3.13%	3.20%
Loans 30-89 Days Past Due (in millions)	$270	$276	$220	$204	$183	$181	$157
As a % of EOP Loans	3.65%	3.78%	3.28%	3.34%	3.10%	3.35%	2.91%

(1)     Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)     See footnote 3 on page 8.

(3)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)     Average yield is gross interest revenue earned divided by average loans.

(5)     Net interest revenue includes certain fees that are recorded as interest revenue.

(6)     Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP
GLOBAL CONSUMER BANKING
ASIA (1) - PAGE 1
(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Net Interest Revenue	$1,339	$1,375	$1,370	$1,341	$1,383	$1,343	$1,333	$1,346	$1,307	$1,273	$1,240	$1,271	$1,230
Non-Interest Revenue	603	676	681	648	632	620	673	680	701	743	673	631	716
Total Revenues, Net of Interest Expense	1,942	2,051	2,051	1,989	2,015	1,963	2,006	2,026	2,008	2,016	1,913	1,902	1,946
Total Operating Expenses	1,214	1,293	1,245	1,246	1,274	1,252	1,276	1,399	1,262	1,226	1,203	1,248	1,211
Net Credit Losses	217	229	237	194	196	178	208	225	203	172	191	196	196
Credit Reserve Build / (Release)	(59)	(48)	(53)	46	(24)	(31)	(22)	26	—	21	(20)	21	6
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	14	10	12	(5)	(4)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	158	181	184	240	172	147	186	251	217	203	183	212	198
Income from Continuing Operations before Taxes	570	577	622	503	569	564	544	376	529	587	527	442	537
Income Taxes	123	142	129	91	124	145	126	56	162	197	180	144	178
Income from Continuing Operations	447	435	493	412	445	419	418	320	367	390	347	298	359
Noncontrolling Interests	1	2	2	(4)	2	3	3	2	3	5	3	—	5
Net Income	$446	$433	$491	$416	$443	$416	$415	$318	$364	$385	$344	$298	$354
Average Assets (in billions of dollars)	$113	$116	$115	$114	$116	$112	$115	$116	$117	$116	$115	$117	$117
Return on Average Assets	1.60%	1.50%	1.69%	1.45%	1.54%	1.49%	1.44%	1.09%	1.26%	1.33%	1.19%	1.01%	1.23%
Efficiency Ratio	63%	63%	61%	63%	63%	64%	64%	69%	63%	61%	63%	66%	62%

Net Credit Losses as a % of Average Loans	1.07%	1.07%	1.09%	0.89%	0.89%	0.82%	0.94%	0.99%	0.91%	0.77%	0.86%	0.85%	0.87%

Revenue by Business
Retail Banking	$1,173	$1,255	$1,262	$1,197	$1,234	$1,171	$1,212	$1,201	$1,217	$1,211	$1,136	$1,114	$1,200
Citi-Branded Cards	769	796	789	792	781	792	794	825	791	805	777	788	746
Total	$1,942	$2,051	$2,051	$1,989	$2,015	$1,963	$2,006	$2,026	$2,008	$2,016	$1,913	$1,902	$1,946

Net Credit Losses by Business
Retail Banking	$71	$87	$90	$68	$62	$55	$68	$85	$57	$55	$70	$79	$82
Citi-Branded Cards	146	142	147	126	134	123	140	140	146	117	121	117	114
Total	$217	$229	$237	$194	$196	$178	$208	$225	$203	$172	$191	$196	$196

Income from Continuing Operations by Business
Retail Banking	$256	$257	$315	$253	$276	$230	$238	$148	$218	$198	$167	$130	$198
Citi-Branded Cards	191	178	178	159	169	189	180	172	149	192	180	168	161
Total	$447	$435	$493	$412	$445	$419	$418	$320	$367	$390	$347	$298	$359

FX Translation Impact:
Total Revenue - as Reported	$1,942	$2,051	$2,051	$1,989	$2,015	$1,963	$2,006	$2,026	$2,008	$2,016	$1,913	$1,902	$1,946
Impact of FX Translation (2)	(292)	(333)	(303)	(251)	(280)	(247)	(263)	(293)	(276)	(244)	(202)	(216)	(188)
Total Revenues - Ex-FX (3)	$1,650	$1,718	$1,748	$1,738	$1,735	$1,716	$1,743	$1,733	$1,732	$1,772	$1,711	$1,686	$1,758

Total Operating Expenses - as Reported	$1,214	$1,293	$1,245	$1,246	$1,274	$1,252	$1,276	$1,399	$1,262	$1,226	$1,203	$1,248	$1,211
Impact of FX Translation (2)	(179)	(217)	(180)	(159)	(174)	(142)	(150)	(183)	(162)	(139)	(124)	(137)	(129)
Total Operating Expenses - Ex-FX (3)	$1,035	$1,076	$1,065	$1,087	$1,100	$1,110	$1,126	$1,216	$1,100	$1,087	$1,079	$1,111	$1,082

Provisions for LLR & PBC - as Reported	$158	$181	$184	$240	$172	$147	$186	$251	$217	$203	$183	$212	$198
Impact of FX Translation (2)	(26)	(40)	(39)	(40)	(32)	(19)	(37)	(44)	(44)	(26)	(22)	(27)	(26)
Provisions for LLR & PBC - Ex-FX (3)	$132	$141	$145	$200	$140	$128	$149	$207	$173	$177	$161	$185	$172

Net Income - as Reported	$446	$433	$491	$416	$443	$416	$415	$318	$364	$385	$344	$298	$354
Impact of FX Translation (2)	(65)	(58)	(62)	(38)	(46)	(55)	(51)	(36)	(30)	(30)	(20)	(24)	(13)
Net Income - Ex-FX (3)	$381	$375	$429	$378	$397	$361	$364	$282	$334	$355	$324	$274	$341

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
ASIA (1) - PAGE 1
(In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013	2014

Net Interest Revenue	$1,271	$1,264	$1,204	$1,135	$1,154	$1,105	$1,096	$5,425	$5,405	$5,091	$4,969
Non-Interest Revenue	727	744	635	675	703	591	548	2,608	2,605	2,748	2,822
Total Revenues, Net of Interest Expense	1,998	2,008	1,839	1,810	1,857	1,696	1,644	8,033	8,010	7,839	7,791
Total Operating Expenses	1,499	1,275	1,215	1,167	1,176	1,117	1,117	4,998	5,201	4,939	5,200
Net Credit Losses	212	198	189	173	189	175	184	877	807	762	795
Credit Reserve Build / (Release)	(12)	(20)	16	(42)	(8)	(61)	22	(114)	(51)	22	(10)
Provision for Unfunded Lending Commitments	(6)	(1)	(5)	2	(4)	—	—	—	—	31	(16)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	194	177	200	133	177	114	206	763	756	815	769
Income from Continuing Operations before Taxes	305	556	424	510	504	465	321	2,272	2,053	2,085	1,822
Income Taxes	95	186	142	171	168	160	104	485	451	683	601
Income from Continuing Operations	210	370	282	339	336	305	217	1,787	1,602	1,402	1,221
Noncontrolling Interests	5	4	3	(5)	3	6	—	1	10	11	17
Net Income	$205	$366	$279	$344	$333	$299	$217	$1,786	$1,592	$1,391	$1,204
Average Assets (in billions of dollars)	$120	$120	$118	$115	$119	$116	$117	$115	$115	$116	$119
Return on Average Assets	0.69%	1.21%	0.94%	1.21%	1.12%	1.02%	0.74%	1.55%	1.38%	1.20%	1.01%
Efficiency Ratio	75%	63%	66%	64%	63%	66%	68%	62%	65%	63%	67%

Net Credit Losses as a % of Average Loans	0.90%	0.83%	0.81%	0.78%	0.84%	0.80%	0.85%	1.03%	0.91%	0.85%	0.85%

Revenue by Business
Retail Banking	$1,214	$1,227	$1,127	$1,152	$1,179	$1,067	$1,008	$4,887	$4,818	$4,678	$4,768
Citi-Branded Cards	784	781	712	658	678	629	636	3,146	3,192	3,161	3,023
Total	$1,998	$2,008	$1,839	$1,810	$1,857	$1,696	$1,644	$8,033	$8,010	$7,839	$7,791

Net Credit Losses by Business
Retail Banking	$83	$77	$76	$70	$80	$75	$94	$316	$270	$261	$318
Citi-Branded Cards	129	121	113	103	109	100	90	561	537	501	477
Total	$212	$198	$189	$173	$189	$175	$184	$877	$807	$762	$795

Income from Continuing Operations by Business
Retail Banking	$57	$227	$181	$221	$221	$185	$111	$1,081	$892	$713	$663
Citi-Branded Cards	153	143	101	118	115	120	106	706	710	689	558
Total	$210	$370	$282	$339	$336	$305	$217	$1,787	$1,602	$1,402	$1,221

FX Translation Impact:
Total Revenue - as Reported	$1,998	$2,008	$1,839	$1,810	$1,857	$1,696	$1,644	$8,033	$8,010	$7,839	$7,791
Impact of FX Translation (2)	(224)	(204)	(124)	(72)	(79)	(7)	—	(1,020)	(924)	(777)	(577)
Total Revenues - Ex-FX (3)	$1,774	$1,804	$1,715	$1,738	$1,778	$1,689	$1,644	$7,013	$7,086	$7,062	$7,214

Total Operating Expenses - as Reported	$1,499	$1,275	$1,215	$1,167	$1,176	$1,117	$1,117	$4,998	$5,201	$4,939	$5,200
Impact of FX Translation (2)	(178)	(140)	(92)	(47)	(60)	(7)	—	(637)	(546)	(465)	(422)
Total Operating Expenses - Ex-FX (3)	$1,321	$1,135	$1,123	$1,120	$1,116	$1,110	$1,117	$4,361	$4,655	$4,474	$4,778

Provisions for LLR & PBC - as Reported	$194	$177	$200	$133	$177	$114	$206	$763	$756	$815	$769
Impact of FX Translation (2)	(36)	(32)	(25)	(8)	(12)	(1)	—	(130)	(113)	(100)	(99)
Provisions for LLR & PBC - Ex-FX (3)	$158	$145	$175	$125	$165	$113	$206	$633	$643	$715	$670

Net Income - as Reported	$205	$366	$279	$344	$333	$299	$217	$1,786	$1,592	$1,391	$1,204
Impact of FX Translation (2)	2	(16)	(9)	(8)	(3)	—	—	(192)	(168)	(83)	(18)
Net Income - Ex-FX (3)	$207	$350	$270	$336	$330	$299	$217	$1,594	$1,424	$1,308	$1,186

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)
Full
Year
2015

Net Interest Revenue	$4,490
Non-Interest Revenue	2,517
Total Revenues, Net of Interest Expense	7,007
Total Operating Expenses	4,577
Net Credit Losses	721
Credit Reserve Build / (Release)	(89)
Provision for Unfunded Lending Commitments	(2)
Provision for Benefits and Claims	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	630
Income from Continuing Operations before Taxes	1,800
Income Taxes	603
Income from Continuing Operations	1,197
Noncontrolling Interests	4
Net Income	$1,193
Average Assets (in billions of dollars)	$117
Return on Average Assets	1.02%
Efficiency Ratio	65%

Net Credit Losses as a % of Average Loans	0.81%

Revenue by Business
Retail Banking	$4,406
Citi-Branded Cards	2,601
Total	$7,007

Net Credit Losses by Business
Retail Banking	$319
Citi-Branded Cards	402
Total	$721

Income from Continuing Operations by Business
Retail Banking	$738
Citi-Branded Cards	459
Total	$1,197

FX Translation Impact:
Total Revenue - as Reported	$7,007
Impact of FX Translation (2)	—
Total Revenues - Ex-FX (3)	$7,007

Total Operating Expenses - as Reported	$4,577
Impact of FX Translation (2)	—
Total Operating Expenses - Ex-FX (3)	$4,577

Provisions for LLR & PBC - as Reported	$630
Impact of FX Translation (2)	—
Provisions for LLR & PBC - Ex-FX (3)	$630

Net Income - as Reported	$1,193
Impact of FX Translation (2)	—
Net Income - Ex-FX (3)	$1,193

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)           Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)           Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	877	870	844	841	803	746	737	727	695	692	659	625	605
Accounts (in millions)	17.6	17.8	18.0	17.9	18.0	18.2	18.2	18.3	18.3	18.3	18.2	17.9	17.9
Average Deposits	$93.1	$96.0	$94.8	$92.9	$94.6	$93.2	$95.7	$94.5	$93.0	$89.3	$85.8	$88.0	$88.1
Investment Sales	$11.5	$10.8	$9.3	$6.7	$9.2	$7.7	$10.1	$10.0	$12.3	$11.7	$8.7	$8.7	$10.7
Investment AUMs	$47.2	$47.7	$41.1	$41.5	$44.6	$44.2	$47.5	$50.1	$52.7	$50.5	$53.7	$54.2	$56.1
Average Loans	$62.7	$66.1	$66.6	$66.6	$68.3	$67.2	$68.4	$69.8	$69.7	$69.4	$69.7	$72.1	$72.8
EOP Loans:
Real Estate Lending	$32.6	$33.9	$32.7	$33.8	$35.1	$34.6	$35.5	$35.9	$35.8	$35.0	$36.4	$37.1	$37.8
Commercial Markets	16.4	17.0	16.9	16.7	17.0	16.2	16.3	15.9	16.1	16.6	16.8	16.7	17.4
Personal and Other	15.4	16.0	15.5	16.2	16.4	16.6	17.5	18.1	17.9	17.5	17.6	18.5	19.1
Total EOP Loans	$64.4	$66.9	$65.1	$66.7	$68.5	$67.4	$69.3	$69.9	$69.8	$69.1	$70.8	$72.3	$74.3

Net Interest Revenue (in millions) (2)	$790	$806	$807	$787	$811	$784	$774	$769	$745	$729	$712	$730	$709
As a % of Average Loans (2)	5.11%	4.89%	4.81%	4.69%	4.78%	4.69%	4.50%	4.38%	4.33%	4.21%	4.05%	4.02%	3.95%
Net Credit Losses (in millions)	$71	$87	$90	$68	$62	$55	$68	$85	$57	$55	$70	$79	$82
As a % of Average Loans	0.46%	0.53%	0.54%	0.41%	0.37%	0.33%	0.40%	0.48%	0.33%	0.32%	0.40%	0.43%	0.46%
Loans 90+ Days Past Due (in millions)	$241	$272	$228	$221	$242	$239	$215	$225	$225	$199	$206	$189	$195
As a % of EOP Loans	0.37%	0.41%	0.35%	0.33%	0.35%	0.35%	0.31%	0.32%	0.32%	0.29%	0.29%	0.26%	0.26%
Loans 30-89 Days Past Due (in millions)	$532	$482	$410	$459	$447	$448	$446	$462	$474	$439	$394	$394	$404
As a % of EOP Loans	0.83%	0.72%	0.63%	0.69%	0.65%	0.66%	0.64%	0.66%	0.68%	0.64%	0.56%	0.54%	0.54%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.7	16.9	17.1	17.2	17.0	17.1	17.2	17.7	17.8	18.1	17.4	17.4	17.2
Purchase Sales (in billions)	$16.8	$18.3	$18.3	$18.6	$18.6	$18.5	$18.8	$20.6	$19.5	$19.9	$19.0	$20.4	$18.8
Average Loans (in billions) (3)	$19.6	$20.1	$19.9	$19.5	$20.2	$19.6	$19.9	$20.3	$20.4	$19.7	$18.5	$19.0	$18.9
EOP Loans (in billions) (3)	$19.6	$20.3	$19.0	$19.7	$19.9	$19.7	$20.1	$20.8	$20.0	$19.5	$18.8	$19.3	$18.8
Average Yield (4)	15.21%	15.16%	14.99%	14.90%	14.73%	14.59%	14.37%	14.22%	13.91%	13.67%	13.48%	13.39%	13.34%

Net Interest Revenue (in millions) (5)	$549	569	$563	$554	$571	$559	$559	$577	$562	$544	$528	$541	$521
As a % of Average Loans (6)	11.36%	11.35%	11.22%	11.27%	11.37%	11.47%	11.18%	11.31%	11.17%	11.08%	11.32%	11.30%	11.18%
Net Credit Losses (in millions)	$146	$142	$147	$126	$134	$123	$140	$140	$146	$117	$121	$117	$114
As a % of Average Loans	3.02%	2.83%	2.93%	2.56%	2.67%	2.52%	2.80%	2.74%	2.90%	2.38%	2.59%	2.44%	2.45%
Net Credit Margin (in millions) (6)	$624	$654	$642	$665	$648	$669	$654	$685	$645	$688	$656	$671	$632
As a % of Average Loans (6)	12.91%	13.05%	12.80%	13.53%	12.90%	13.73%	13.07%	13.42%	12.82%	14.01%	14.07%	14.01%	13.56%
Loans 90+ Days Past Due	$260	$273	$234	$235	$246	$243	$244	$260	$256	$236	$205	$203	$215
As a % of EOP Loans	1.33%	1.34%	1.23%	1.19%	1.24%	1.23%	1.21%	1.25%	1.28%	1.21%	1.09%	1.05%	1.14%
Loans 30-89 Days Past Due	$390	$381	$328	$350	$353	$347	$370	$370	$358	$319	$284	$295	$290
As a % of EOP Loans	1.99%	1.88%	1.73%	1.78%	1.77%	1.76%	1.84%	1.78%	1.79%	1.64%	1.51%	1.53%	1.54%

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)           Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)           Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)           Average yield is gross interest revenue earned divided by average loans.

(5)           Net interest revenue includes certain fees that are recorded as interest revenue.

(6)           Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
ASIA (1) - PAGE 2

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	544	531	528	531	529	521	513
Accounts (in millions)	17.8	17.7	17.4	17.4	17.4	17.7	17.5
Average Deposits	$91.1	$90.9	$88.0	$88.2	$89.3	$86.4	$86.7
Investment Sales	$9.5	$10.9	$8.0	$11.0	$13.0	$8.2	$6.0
Investment AUMs	$58.7	$58.1	$58.2	$58.9	$60.1	$55.1	$57.0
Average Loans	$75.8	$75.9	$74.3	$72.4	$72.3	$69.7	$69.0
EOP Loans:
Real Estate Lending	$38.9	$38.4	$38.0	$36.8	$36.7	$34.3	$34.4
Commercial Markets	18.0	17.5	16.4	16.0	16.1	15.3	14.3
Personal and Other	19.7	19.4	18.9	19.0	19.6	19.0	19.7
Total EOP Loans	$76.6	$75.3	$73.3	$71.8	$72.4	$68.6	$68.4

Net Interest Revenue (in millions) (2)	$737	$735	$706	$667	$680	$659	$646
As a % of Average Loans (2)	3.90%	3.84%	3.77%	3.74%	3.77%	3.75%	3.71%
Net Credit Losses (in millions)	$83	$77	$76	$70	$80	$75	$94
As a % of Average Loans	0.44%	0.40%	0.41%	0.39%	0.44%	0.43%	0.54%
Loans 90+ Days Past Due (in millions)	$210	$212	$186	$179	$185	$179	$173
As a % of EOP Loans	0.27%	0.28%	0.25%	0.25%	0.26%	0.26%	0.25%
Loans 30-89 Days Past Due (in millions)	$414	$388	$347	$359	$353	$327	$334
As a % of EOP Loans	0.54%	0.52%	0.47%	0.50%	0.49%	0.48%	0.49%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.1	17.2	17.3	17.3	17.3	17.1	16.9
Purchase Sales (in billions)	$20.0	$20.2	$20.4	$18.6	$19.2	$18.2	$19.3
Average Loans (in billions) (3)	$19.2	$19.2	$18.6	$18.0	$18.0	$17.1	$17.3
EOP Loans (in billions) (3)	$19.6	$18.9	$18.6	$17.8	$18.1	$17.0	$17.6
Average Yield (4)	13.15%	13.06%	12.79%	12.62%	12.51%	12.42%	12.39%

Net Interest Revenue (in millions) (5)	$534	$529	$498	$467	$475	$446	$450
As a % of Average Loans (6)	11.16%	10.93%	10.62%	10.52%	10.58%	10.35%	10.32%
Net Credit Losses (in millions)	$129	$121	$113	$103	$109	$100	$90
As a % of Average Loans	2.69%	2.50%	2.41%	2.32%	2.43%	2.32%	2.06%
Net Credit Margin (in millions) (6)	$656	$660	$599	$555	$570	$528	$546
As a % of Average Loans (6)	13.70%	13.64%	12.78%	12.50%	12.70%	12.25%	12.52%
Loans 90+ Days Past Due	$223	$207	$195	$191	$191	$171	$180
As a % of EOP Loans	1.14%	1.10%	1.05%	1.07%	1.06%	1.01%	1.02%
Loans 30-89 Days Past Due	$301	$278	$256	$249	$247	$220	$226
As a % of EOP Loans	1.54%	1.47%	1.38%	1.40%	1.36%	1.29%	1.28%

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)           Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)           Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)           Average yield is gross interest revenue earned divided by average loans.

(5)           Net interest revenue includes certain fees that are recorded as interest revenue.

(6)           Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Commissions and Fees	$989	$994	$1,020	$902	$1,017	$953	$915	$966	$1,046	$1,019	$994	$938	$1,016
Administration and Other Fiduciary Fees	733	718	636	635	678	723	645	667	674	677	616	625	629
Investment Banking	793	1,001	590	645	811	793	1,000	1,014	1,085	983	842	952	957
Principal Transactions	2,305	1,334	1,722	(301)	1,978	1,471	773	85	2,466	2,442	854	697	2,596
Other	25	387	1,623	217	(286)	430	60	70	444	486	177	(79)	206
Total Non-Interest Revenue	4,845	4,434	5,591	2,098	4,198	4,370	3,393	2,802	5,715	5,607	3,483	3,133	5,404
Net Interest Revenue (including Dividends)	3,802	3,827	3,919	3,793	3,930	3,897	4,064	4,217	3,876	3,987	3,846	3,933	3,849
Total Revenues, Net of Interest Expense	8,647	8,261	9,510	5,891	8,128	8,267	7,457	7,019	9,591	9,594	7,329	7,066	9,253
Total Operating Expenses	5,113	5,290	5,029	5,240	5,138	5,000	4,881	5,259	4,975	4,911	4,786	5,152	4,884
Net Credit Losses	211	152	97	168	(54)	128	146	79	41	56	69	28	132
Credit Reserve Build / (Release)	(391)	(67)	26	(138)	169	(19)	(147)	(33)	20	(66)	(18)	(97)	(86)
Provision for Unfunded Lending Commitments	4	(5)	45	47	(12)	26	(26)	51	4	(20)	93	(24)	(20)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(176)	80	168	77	103	135	(27)	97	65	(30)	144	(93)	26
Income from Continuing Operations before Taxes	3,710	2,891	4,313	574	2,887	3,132	2,603	1,663	4,551	4,713	2,399	2,007	4,343
Income Taxes	1,178	825	1,315	(75)	724	850	601	266	1,491	1,551	629	526	1,346
Income from Continuing Operations	2,532	2,066	2,998	649	2,163	2,282	2,002	1,397	3,060	3,162	1,770	1,481	2,997
Noncontrolling Interests	12	9	4	30	59	30	14	20	50	23	18	18	26
Net Income	$2,520	$2,057	$2,994	$619	$2,104	$2,252	$1,988	$1,377	$3,010	$3,139	$1,752	$1,463	$2,971
Average Assets (in billions of dollars)	$1,204	$1,254	$1,243	$1,211	$1,222	$1,249	$1,247	$1,250	$1,246	$1,280	$1,253	$1,272	$1,287
Return on Average Assets	0.85%	0.66%	0.96%	0.20%	0.69%	0.73%	0.63%	0.44%	0.98%	0.98%	0.55%	0.46%	0.94%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.90%	0.63%	0.58%	0.22%	0.97%	0.68%	0.79%	0.54%	1.04%	0.89%	0.62%	0.49%	0.94%
Efficiency Ratio	59%	64%	53%	89%	63%	60%	65%	75%	52%	51%	65%	73%	53%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,196	$2,755	$2,238	$1,456	$2,718	$2,620	$2,468	$2,410	$3,695	$3,136	$2,525	$2,338	$3,729
EMEA	2,950	2,545	2,497	2,100	3,505	2,527	2,750	2,381	2,938	2,817	2,363	2,081	2,750
Latin America	1,012	1,126	957	959	1,219	1,207	1,262	1,186	1,266	1,240	1,146	1,180	1,145
Asia	1,718	1,688	1,930	1,450	2,062	1,715	1,776	1,552	2,002	1,939	1,627	1,632	1,636
Total	$8,876	$8,114	$7,622	$5,965	$9,504	$8,069	$8,256	$7,529	$9,901	$9,132	$7,661	$7,231	$9,260
CVA/DVA {excluded as applicable in lines above}	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)	(310)	462	(332)	(165)	(7)
Total Revenues, net of Interest Expense	$8,647	$8,261	$9,510	$5,891	$8,128	$8,267	$7,457	$7,019	$9,591	$9,594	$7,329	$7,066	$9,253

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$709	$474	$190	$(280)	$625	$557	$645	$507	$1,302	$862	$598	$478	$1,369
EMEA	1,014	589	609	416	1,215	666	829	464	774	876	516	422	763
Latin America	452	451	355	345	511	497	518	375	482	521	441	202	388
Asia	499	461	672	208	666	436	509	367	694	619	421	479	481
Total	$2,674	$1,975	$1,826	$689	$3,017	$2,156	$2,501	$1,713	$3,252	$2,878	$1,976	$1,581	$3,001
CVA/DVA (after-tax) {excluded as applicable in lines above}	(142)	91	1,172	(40)	(854)	126	(499)	(316)	(192)	284	(206)	(100)	(4)
Income from Continuing Operations	$2,532	$2,066	$2,998	$649	$2,163	$2,282	$2,002	$1,397	$3,060	$3,162	$1,770	$1,481	$2,997

Average Loans by Region (in billions)
North America	$71	$73	$68	$72	$74	$79	$89	87	$87	$93	$95	101	$103
EMEA	38	46	50	52	53	54	55	55	56	58	58	59	60
Latin America	27	30	32	33	35	35	35	38	39	38	39	40	41
Asia	42	45	52	57	59	63	64	61	60	64	67	68	68
Total	$178	$194	$202	$214	$221	$231	$243	$241	$242	$253	$259	$268	$272

EOP Deposits by Region (in billions)
North America	$131	$131	$134	$152	$164	$157	$148	$144	$148	$151	$166	$177	$178
EMEA	154	152	147	150	157	160	175	171	173	174	182	186	185
Latin America	48	49	49	50	51	50	60	56	57	58	64	61	67
Asia	137	140	137	133	144	152	155	147	141	144	148	145	139
Total	$470	$472	$467	$485	$516	$519	$538	$518	$519	$527	$560	$569	$569

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$287	$282	$290	$301	$321	$328	$344	$324	$334	$343	$370	$379	$380
All Other ICG Businesses	183	190	177	184	195	191	194	194	185	184	190	190	189
Total	$470	$472	$467	$485	$516	$519	$538	$518	$519	$527	$560	$569	$569

(1)                                 Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

								Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Commissions and Fees	$994	$1,017	$977	$997	$990	$958	$926	$3,905	$3,851	$3,997
Administration and Other Fiduciary Fees	655	631	623	613	663	594	573	2,722	2,713	2,592
Investment Banking	1,257	1,047	1,008	1,134	1,120	828	1,028	3,029	3,618	3,862
Principal Transactions	1,571	1,393	329	2,197	1,793	1,209	619	5,060	4,307	6,459
Other	133	261	187	257	193	903	55	2,252	274	1,028
Total Non-Interest Revenue	4,610	4,349	3,124	5,198	4,759	4,492	3,201	16,968	14,763	17,938
Net Interest Revenue (including Dividends)	3,848	4,041	4,087	3,879	4,187	4,167	4,108	15,341	16,108	15,642
Total Revenues, Net of Interest Expense	8,458	8,390	7,211	9,077	8,946	8,659	7,309	32,309	30,871	33,580
Total Operating Expenses	4,768	4,936	4,903	4,652	4,842	4,715	4,865	20,672	20,278	19,824
Net Credit Losses	9	16	118	(1)	82	37	96	628	299	194
Credit Reserve Build / (Release)	(96)	(23)	103	119	(123)	193	465	(570)	(30)	(161)
Provision for Unfunded Lending Commitments	(23)	(25)	(58)	(32)	(46)	83	89	91	39	53
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(110)	(32)	163	86	(87)	313	650	149	308	86
Income from Continuing Operations before Taxes	3,800	3,486	2,145	4,339	4,191	3,631	1,794	11,488	10,285	13,670
Income Taxes	1,215	1,117	451	1,365	1,331	1,198	532	3,243	2,441	4,197
Income from Continuing Operations	2,585	2,369	1,694	2,974	2,860	2,433	1,262	8,245	7,844	9,473
Noncontrolling Interests	19	45	31	35	15	(6)	7	55	123	109
Net Income	$2,566	$2,324	$1,663	$2,939	$2,845	$2,439	$1,255	$8,190	$7,721	$9,364
Average Assets (in billions of dollars)	$1,295	$1,283	$1,303	$1,279	$1,284	$1,264	$1,257	$1,228	$1,242	$1,263
Return on Average Assets	0.79%	0.72%	0.51%	0.93%	0.89%	0.77%	0.40%	0.67%	0.62%	0.74%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.80%	0.78%	0.50%	0.95%	0.83%	0.72%	0.43%	0.58%	0.75%	0.76%
Efficiency Ratio	56%	59%	68%	51%	54%	54%	67%	64%	66%	59%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,317	$3,377	$2,529	$3,318	$3,379	$3,346	$2,779	$9,645	$10,216	$11,694
EMEA	2,432	2,530	2,073	3,006	2,435	2,253	2,132	10,092	11,163	10,199
Latin America	1,148	1,012	958	1,000	1,011	1,062	970	4,054	4,874	4,832
Asia	1,593	1,787	1,639	1,822	1,818	1,777	1,614	6,786	7,105	7,200
Total	$8,490	$8,706	$7,199	$9,146	$8,643	$8,438	$7,495	$30,577	$33,358	$33,925
CVA/DVA {excluded as applicable in lines above}	(32)	(316)	12	(69)	303	221	(186)	1,732	(2,487)	(345)
Total Revenues, net of Interest Expense	$8,458	$8,390	$7,211	$9,077	$8,946	$8,659	$7,309	$32,309	$30,871	$33,580

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,145	$961	$649	$980	$989	$931	$517	$1,093	$2,334	$3,240
EMEA	564	659	242	1,003	613	408	231	2,628	3,174	2,588
Latin America	447	312	282	381	420	397	190	1,603	1,901	1,646
Asia	449	631	514	654	648	554	441	1,840	1,978	2,213
Total	$2,605	$2,563	$1,687	$3,018	$2,670	$2,290	$1,379	$7,164	$9,387	$9,687
CVA/DVA (after-tax) {excluded as applicable in lines above}	(20)	(194)	7	(44)	190	143	(117)	1,081	(1,543)	(214)
Income from Continuing Operations	$2,585	$2,369	$1,694	$2,974	$2,860	$2,433	$1,262	$8,245	$7,844	$9,473

Average Loans by Region (in billions)
North America	$110	$111	114	$117	$121	$126	128	$73	$85	$97
EMEA	61	62	61	60	63	63	62	47	54	58
Latin America	42	41	40	40	41	40	43	31	36	39
Asia	70	69	66	62	63	62	61	49	62	65
Total	$283	$283	$281	$279	$288	$291	$294	$200	$237	$259

EOP Deposits by Region (in billions)
North America	$175	$177	$192	$194	$197	$200	$199
EMEA	186	179	164	166	177	173	171
Latin America	66	62	58	63	64	63	64
Asia	145	145	142	148	150	159	154
Total	$572	$563	$556	$571	$588	$595	$588

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$383	$380	$378	$386	$397	$399	$392
All Other ICG Businesses	189	183	178	185	191	196	196
Total	$572	$563	$556	$571	$588	$595	$588

(1)           Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)           Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015

Commissions and Fees	4,004	3,871
Administration and Other Fiduciary Fees	2,538	2,443
Investment Banking	4,269	4,110
Principal Transactions	5,889	5,818
Other	787	1,408
Total Non-Interest Revenue	17,487	17,650
Net Interest Revenue (including Dividends)	15,825	16,341
Total Revenues, Net of Interest Expense	33,312	33,991
Total Operating Expenses	19,491	19,074
Net Credit Losses	275	214
Credit Reserve Build / (Release)	(102)	654
Provision for Unfunded Lending Commitments	(126)	94
Provision for Benefits and Claims	—	—
Provisions for Credit Losses and for Benefits and Claims	47	962
Income from Continuing Operations before Taxes	13,774	13,955
Income Taxes	4,129	4,426
Income from Continuing Operations	9,645	9,529
Noncontrolling Interests	121	51
Net Income	$9,524	$9,478
Average Assets (in billions of dollars)	$1,292	$1,271
Return on Average Assets	0.74%	0.75%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.75%	0.73%
Efficiency Ratio	59%	56%

Revenue by Region - Excluding CVA/DVA (2)
North America	$12,952	$12,822
EMEA	9,785	9,826
Latin America	4,263	4,043
Asia	6,655	7,031
Total	$33,655	$33,722
CVA/DVA {excluded as applicable in lines above}	(343)	269
Total Revenues, net of Interest Expense	$33,312	$33,991

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$4,124	$3,417
EMEA	2,228	2,255
Latin America	1,429	1,388
Asia	2,075	2,297
Total	$9,856	$9,357
CVA/DVA (after-tax) {excluded as applicable in lines above}	(211)	172
Income from Continuing Operations	$9,645	$9,529

Average Loans by Region (in billions)
North America	$107	$120
EMEA	61	62
Latin America	41	41
Asia	68	62
Total	$277	$285

EOP Deposits by Region (in billions)
North America
EMEA
Latin America
Asia
Total

EOP Deposits by Business (in billions)
Treasury and Trade Solutions
All Other ICG Businesses
Total

(1)                                 Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets. See above for the after-tax CVA/DVA for each period presented.

(2)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$141	$168	$177	$160	$108	$196	$193	$201	$198	$207	$162	$256	$174
Equity Underwriting	220	299	136	104	169	207	171	185	251	307	200	311	299
Debt Underwriting	598	738	544	462	684	586	681	722	720	644	583	581	586
Total Investment Banking	959	1,205	857	726	961	989	1,045	1,108	1,169	1,158	945	1,148	1,059
Treasury and Trade Solutions	1,790	1,885	1,902	1,912	2,001	2,062	1,968	1,950	1,905	1,985	1,927	1,918	1,922
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	319	308	335	344	396	453	460	418	368	437	410	427	449
Private Bank	543	578	568	539	601	594	612	599	631	647	616	602	671
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$3,611	$3,976	$3,662	$3,521	$3,959	$4,098	$4,085	$4,075	$4,073	$4,227	$3,898	$4,095	$4,101

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	(64)	54	702	(173)	(344)	157	(251)	(258)	(23)	23	(147)	(139)	(17)
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$3,547	$4,030	$4,364	$3,348	$3,615	$4,255	$3,834	$3,817	$4,050	$4,250	$3,751	$3,956	$4,084

Fixed Income Markets	4,203	3,126	2,457	1,860	4,951	2,997	3,808	2,879	4,733	3,505	2,854	2,448	3,918
Equity Markets	1,035	735	265	261	897	533	499	435	805	904	692	504	884
Securities Services	523	558	580	509	517	484	479	467	492	529	481	476	485
Other	(432)	(335)	(44)	(13)	(476)	(200)	(364)	(69)	(179)	(56)	(117)	(153)	(111)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$5,329	$4,084	$3,258	$2,617	$5,889	$3,814	$4,422	$3,712	$5,851	$4,882	$3,910	$3,275	$5,176

Total ICG (Ex-CVA/DVA) (1)	$8,876	$8,114	$7,622	$5,965	$9,504	$8,069	$8,256	$7,529	$9,901	$9,132	$7,661	$7,231	$9,260

CVA/DVA {excluded as applicable in lines above}	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)	(310)	462	(332)	(165)	(7)
Total Revenues, net of Interest Expense	$8,647	$8,261	$9,510	$5,891	$8,128	$8,267	$7,457	$7,019	$9,591	$9,594	$7,329	$7,066	$9,253

Taxable-equivalent adjustments (3)	$185	$181	$226	$201	$212	$225	$292	$212	$202	$222	$238	$185	$169

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$9,061	$8,295	$7,848	$6,166	$9,716	$8,294	$8,548	$7,741	$10,103	$9,354	$7,899	$7,416	$9,429

(1)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)                                 Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.

The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)                                 Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013	2014

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$190	$314	$260	$295	$257	$239	$302	$646	$698	$823	$938
Equity Underwriting	399	300	252	231	296	173	206	759	732	1,069	1,250
Debt Underwriting	756	640	558	676	737	532	623	2,342	2,673	2,528	2,540
Total Investment Banking	1,345	1,254	1,070	1,202	1,290	944	1,131	3,747	4,103	4,420	4,728
Treasury and Trade Solutions	1,981	1,934	1,933	1,890	1,955	1,933	1,992	7,489	7,981	7,735	7,770
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	488	477	465	476	476	433	432	1,306	1,727	1,642	1,879
Private Bank	659	665	669	709	747	715	691	2,228	2,406	2,496	2,664
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,473	$4,330	$4,137	$4,277	$4,468	$4,025	$4,246	$14,770	$16,217	$16,293	$17,041

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	(44)	91	86	52	(66)	352	(14)	519	(696)	(286)	116
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,429	$4,421	$4,223	$4,329	$4,402	$4,377	$4,232	$15,289	$15,521	$16,007	$17,157

Fixed Income Markets	3,120	3,064	2,069	3,484	3,047	2,566	2,221	11,646	14,635	13,540	12,171
Equity Markets	610	755	473	867	649	1,002	603	2,296	2,364	2,905	2,722
Securities Services	521	535	509	543	570	513	517	2,170	1,947	1,978	2,050
Other	(190)	(69)	(75)	(77)	(25)	(20)	(78)	(824)	(1,109)	(505)	(445)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,061	$4,285	$2,976	$4,817	$4,241	$4,061	$3,263	$15,288	$17,837	$17,918	$16,498

Total ICG (Ex-CVA/DVA) (1)	$8,490	$8,706	$7,199	$9,146	$8,643	$8,438	$7,495	$30,577	$33,358	$33,925	$33,655

CVA/DVA {excluded as applicable in lines above}	(32)	(316)	12	(69)	303	221	(186)	1,732	(2,487)	(345)	(343)
Total Revenues, net of Interest Expense	$8,458	$8,390	$7,211	$9,077	$8,946	$8,659	$7,309	$32,309	$30,871	$33,580	$33,312

Taxable-equivalent adjustments (3)	$169	$170	$171	$164	$161	$162	$173	$793	$941	$847	$679

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$8,659	$8,876	$7,370	$9,310	$8,804	$8,600	$7,668	$31,370	$34,299	$34,772	$34,334

(1)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)                                 Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.

The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)                                 Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

Full
Year
2015

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$1,093
Equity Underwriting	906
Debt Underwriting	2,568
Total Investment Banking	4,567
Treasury and Trade Solutions	7,770
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	1,817
Private Bank	2,862
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$17,016

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	324
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$17,340

Fixed Income Markets	11,318
Equity Markets	3,121
Securities Services	2,143
Other	(200)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$16,382

Total ICG (Ex-CVA/DVA) (1)	$33,722

CVA/DVA {excluded as applicable in lines above}	269
Total Revenues, net of Interest Expense	$33,991

Taxable-equivalent adjustments (3)	$660

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$34,382

(1)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)                                 Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.

The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)                                 Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Net Interest Revenue	$(24)	$(89)	$(89)	$13	$(45)	$(124)	$(197)	$(209)	$(146)	$(137)	$(194)	$(131)
Non-Interest Revenue	(63)	340	423	393	570	(108)	272	187	196	307	302	125
Total Revenues, Net of Interest Expense	(87)	251	334	406	525	(232)	75	(22)	50	170	108	(6)
Total Operating Expenses	458	427	337	325	552	343	529	867	346	296	211	198
Net Credit Losses	1	—	1	1	1	1	(1)	(1)	—	—	—	—
Credit Reserve Build / (Release)	(1)	—	(1)	(1)	(1)	—	—	—	—	—	—	—
Provision for Benefits and Claims	1	—	(1)	1	—	(1)	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	1	(1)	—	—	—	1	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	1	—	—	—	—	—	(1)	—	—	—	—	—
Income from Continuing Operations before Taxes	(546)	(176)	(3)	81	(27)	(575)	(453)	(889)	(296)	(126)	(103)	(204)
Income Taxes	(171)	(155)	(73)	(17)	110	(333)	(578)	(220)	(155)	69	(162)	33
Income from Continuing Operations	(375)	(21)	70	98	(137)	(242)	125	(669)	(141)	(195)	59	(237)
Income (Loss) from Discontinued Operations, net of taxes	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181
Noncontrolling Interests	—	—	(41)	14	63	9	8	5	30	7	22	27
Net Income (Loss)	$(343)	$29	$111	$70	$(188)	$(244)	$125	$(759)	$(204)	$(172)	$129	$(83)
EOP Assets (in billions of dollars)	$32	$37	$42	$39	$46	$43	$48	$43	$48	$49	$51	$50
Average Assets (in billions of dollars)	$34	$34	$39	$41	$39	$42	$45	$50	$50	$45	$53	$57

(1)                                 Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Net Interest Revenue	$(35)	$(45)	$(63)	$(81)	$(27)	$(22)	$(64)	$(39)	$(189)	$(575)	$(608)
Non-Interest Revenue	259	135	144	(11)	239	393	282	146	1,093	921	930
Total Revenues, Net of Interest Expense	224	90	81	(92)	212	371	218	107	904	346	322
Total Operating Expenses	402	637	1,721	3,260	542	386	349	473	1,547	2,291	1,051
Net Credit Losses	—	—	—	—	—	—	—	—	3	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	(3)	(1)	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	1	(1)	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	1	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	1	(1)	—
Income from Continuing Operations before Taxes	(178)	(547)	(1,640)	(3,352)	(330)	(15)	(131)	(366)	(644)	(1,944)	(729)
Income Taxes	209	(163)	(103)	(287)	(311)	(246)	(314)	(467)	(416)	(1,021)	(215)
Income from Continuing Operations	(387)	(384)	(1,537)	(3,065)	(19)	231	183	101	(228)	(923)	(514)
Income (Loss) from Discontinued Operations, net of taxes	37	(22)	(16)	(1)	(5)	6	(10)	(45)	68	(58)	270
Noncontrolling Interests	10	24	3	4	10	(2)	3	7	(27)	85	86
Net Income (Loss)	$(360)	$(430)	$(1,556)	$(3,070)	$(34)	$239	$170	$49	$(133)	$(1,066)	$(330)
EOP Assets (in billions of dollars)	$51	$55	$53	$50	$52	$52	$52	$52
Average Assets (in billions of dollars)	$48	$55	$64	$64	$60	$49	$59	$51	$37	$44	$51

(1)                                 Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015

Net Interest Revenue	$(224)	$(152)
Non-Interest Revenue	527	1,060
Total Revenues, Net of Interest Expense	303	908
Total Operating Expenses	6,020	1,750
Net Credit Losses	—	—
Credit Reserve Build / (Release)	—	—
Provision for Benefits and Claims	—	—
Provision for Unfunded Lending Commitments	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—
Income from Continuing Operations before Taxes	(5,717)	(842)
Income Taxes	(344)	(1,338)
Income from Continuing Operations	(5,373)	496
Income (Loss) from Discontinued Operations, net of taxes	(2)	(54)
Noncontrolling Interests	41	18
Net Income (Loss)	$(5,416)	$424
EOP Assets (in billions of dollars)
Average Assets (in billions of dollars)	$58	$55

(1)                                 Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Revenues
Net interest revenue	$1,664	$1,697	$1,441	$1,495	$1,319	$1,192	$1,294	$1,241	$1,349	$1,367	$1,336	$1,424
Non-interest revenue (1)	997	1,762	712	632	569	718	(4,027)	816	544	698	856	853
Total revenues, net of interest expense	2,661	3,459	2,153	2,127	1,888	1,910	(2,733)	2,057	1,893	2,065	2,192	2,277

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	3,165	2,325	2,032	1,726	1,874	1,479	1,964	1,139	1,089	893	793	896
Credit Reserve Build / (Release) (2)	(1,614)	(577)	(530)	(651)	(510)	(226)	(800)	64	(333)	(472)	(674)	(526)
Provision for loan losses (1)	1,551	1,748	1,502	1,075	1,364	1,253	1,164	1,203	756	421	119	370
Provision for Benefits and Claims	204	183	204	188	181	175	171	166	179	165	166	155
Provision for unfunded lending commitments	21	(8)	(3)	(51)	(26)	(19)	(16)	5	(4)	7	(5)	(7)
Total provisions for credit losses and for benefits and claims	1,776	1,923	1,703	1,212	1,519	1,409	1,319	1,374	931	593	280	518

Total operating expenses	2,218	2,479	2,311	2,742	2,053	2,082	2,020	2,532	2,341	2,341	2,157	2,289

Income (Loss) from Continuing Operations before Income Taxes	(1,333)	(943)	(1,861)	(1,827)	(1,684)	(1,581)	(6,072)	(1,849)	(1,379)	(869)	(245)	(530)
Provision (benefits) for income taxes	(475)	(386)	(691)	(422)	(643)	(635)	(2,487)	(755)	(582)	(340)	(149)	(116)

Income (Loss) from Continuing Operations	(858)	(557)	(1,170)	(1,405)	(1,041)	(946)	(3,585)	(1,094)	(797)	(529)	(96)	(414)

Noncontrolling Interests	61	50	7	1	2	1	—	1	5	1	6	4
Citi Holding’s Net Income (Loss)	$(919)	$(607)	$(1,177)	$(1,406)	$(1,043)	$(947)	$(3,585)	$(1,095)	$(802)	$(530)	$(102)	$(418)
Average Assets (in billions of dollars)	$351	$322	$309	$285	$274	$252	$237	$222	$205	$193	$173	$167
Return on Average Assets	(1.07)%	(0.77)%	(1.53)%	(1.99)%	(1.56)%	(1.54)%	(6.12)%	(2.00)%	(1.62)%	(1.10)%	(0.23)%	(0.99)%
Efficiency Ratio	83%	72%	107%	129%	109%	109%	-74%	123%	124%	113%	98%	101%

Balance Sheet Data (in billions):

Total EOP Assets	$342	$314	$295	$274	$259	$242	$227	$211	$200	$178	$171	$164

Total EOP Loans	$198	$187	$173	$160	$153	$147	$141	$135	$126	$115	$112	$108

Total EOP Deposits	$112	$110	$107	$100	$102	$102	$112	$111	$106	$105	$83	$74

Consumer Net Credit Losses as a % of Average Loans	5.42%	4.70%	4.26%	4.36%	5.12%	4.08%	5.76%	3.56%	3.48%	2.97%	2.71%	3.35%

(1)                                 As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million, $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively.  The OneMain sale was completed on November 15, 2015.

(2)                            The fourth quarter of 2015, includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013
Revenues
Net interest revenue	$1,413	$1,498	$1,367	$1,279	$1,259	$1,200	$1,151	$847	$6,297	$5,046	$5,476
Non-interest revenue (1)	938	887	1,073	853	886	769	530	2,318	4,103	(1,924)	2,951
Total revenues, net of interest expense	2,351	2,385	2,440	2,132	2,145	1,969	1,681	3,165	10,400	3,122	8,427

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	664	530	486	506	469	334	272	261	9,248	6,456	3,671
Credit Reserve Build / (Release) (2)	(341)	(210)	(148)	(221)	(172)	(185)	(171)	73	(3,372)	(1,472)	(2,005)
Provision for loan losses (1)	323	320	338	285	297	149	101	334	5,876	4,984	1,666
Provision for Benefits and Claims	167	156	167	166	169	160	161	134	779	693	665
Provision for unfunded lending commitments	(5)	(3)	(3)	—	(5)	2	(19)	(1)	(41)	(56)	(9)
Total provisions for credit losses and for benefits and claims	485	473	502	451	461	311	243	467	6,614	5,621	2,322

Total operating expenses	2,306	5,307	1,660	1,586	1,385	1,362	1,374	1,450	9,750	8,687	9,128

Income (Loss) from Continuing Operations before Income Taxes	(440)	(3,395)	278	95	299	296	64	1,248	(5,964)	(11,186)	(3,023)
Provision (benefits) for income taxes	(159)	72	64	31	149	140	65	568	(1,974)	(4,520)	(1,187)

Income (Loss) from Continuing Operations	(281)	(3,467)	214	64	150	156	(1)	680	(3,990)	(6,666)	(1,836)

Noncontrolling Interests	2	—	4	—	1	—	—	10	119	4	16
Citi Holding’s Net Income (Loss)	$(283)	$(3,467)	$210	$64	$149	$156	$(1)	$670	$(4,109)	$(6,670)	$(1,852)
Average Assets (in billions of dollars)	$162	$159	$152	$141	$134	$126	$120	$97	$317	$246	$185
Return on Average Assets	(0.71)%	(8.75)%	0.55%	0.18%	0.45%	0.50%	0.00%	2.74%	(1.31)%	(2.76)%	(1.01)%
Efficiency Ratio	98%	223%	68%	74%	65%	69%	82%	46%	94%	278%	108%

Balance Sheet Data (in billions):

Total EOP Assets	$161	$158	$146	$138	$130	$124	$117	$81	$274	$211	$164

Total EOP Loans	$104	$97	$91	$85	$67	$64	$60	$49	$160	$135	$108

Total EOP Deposits	$67	$58	$49	$21	$16	$12	$11	$10	$100	$111	$74

Consumer Net Credit Losses as a % of Average Loans	2.55%	2.10%	2.12%	2.12%	2.37%	1.94%	1.68%	1.83%	4.70%	4.65%	3.13%

(1)                                 As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million, $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively.  The OneMain sale was completed on November 15, 2015.

(2)                                 The fourth quarter of 2015, includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

	Full	Full
	Year	Year
	2014	2015
Revenues
Net interest revenue	$5,557	$4,457
Non-interest revenue (1)	3,751	4,503
Total revenues, net of interest expense	9,308	8,960

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	2,186	1,336
Credit Reserve Build / (Release) (2)	(920)	(455)
Provision for loan losses (1)	1,266	881
Provision for Benefits and Claims	656	624
Provision for unfunded lending commitments	(11)	(23)
Total provisions for credit losses and for benefits and claims	1,911	1,482

Total operating expenses	10,859	5,571

Income (Loss) from Continuing Operations before Income Taxes	(3,462)	1,907
Provision (benefits) for income taxes	8	922

Income (Loss) from Continuing Operations	(3,470)	985

Noncontrolling Interests	6	11
Citi Holding’s Net Income (Loss)	$(3,476)	$974
Average Assets (in billions of dollars)	$154	$119
Return on Average Assets	(2.26)%	0.82%
Efficiency Ratio	117%	62%

Balance Sheet Data (in billions):

Total EOP Assets	$138	$81

Total EOP Loans	$85	$49

Total EOP Deposits	$21	$10

Consumer Net Credit Losses as a % of Average Loans	2.23%	1.99%

(1)                                 As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million, $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively.  The OneMain sale was completed on November 15, 2015.

(2)                                 The fourth quarter of 2015, includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	1,112	1,117	1,028	1,013	998	953	940	643	628	525	509	487	467

Average Loans (in billions)	$33.4	$35.7	$34.8	$33.1	$30.0	$28.3	$27.7	$26.8	$25.8	$24.2	$20.8	$20.8	$19.7

EOP Loans:
Real Estate Lending	$7.6	$6.7	$6.6	$6.4	$6.2	$5.8	$5.8	$5.5	$4.9	$4.6	$4.4	$4.3	$4.0
Cards	13.8	14.6	13.7	13.6	13.5	13.1	9.5	9.3	8.8	5.2	8.3	8.3	8.7
Commercial Markets	3.2	3.4	3.1	3.2	3.2	3.1	3.3	2.9	2.9	2.9	3.0	2.9	3.1
Personal and Other	8.3	10.3	9.6	6.6	6.5	6.1	9.2	8.9	8.3	8.3	5.5	5.2	4.3
EOP Loans (in billions of dollars)	$32.9	$35.0	$33.0	$29.8	$29.4	$28.1	$27.8	$26.6	$24.9	$21.0	$21.2	$20.7	$20.1
Net Interest Revenue	$625	$926	$830	$886	$865	$710	$743	$688	$664	$693	$603	$603	$537
As a % of Average Loans	8.48%	11.53%	10.52%	11.88%	13.13%	11.51%	12.21%	11.75%	12.08%	11.49%	11.50%	11.50%	11.05%
Net Credit Losses	$487	$446	$387	$407	$310	$303	$280	$257	$244	$174	$204	$195	$176
As a % of Average Loans	6.61%	5.56%	4.91%	5.46%	4.70%	4.91%	4.60%	4.39%	4.44%	2.88%	3.89%	3.72%	3.62%
Loans 90+ Days Past Due	$987	$958	$862	$802	$800	$742	$730	$709	$626	$506	$435	$388	$388
As a % of EOP Loans	3.00%	2.74%	2.61%	2.69%	2.72%	2.64%	2.63%	2.67%	2.51%	2.41%	2.05%	1.87%	1.93%
Loans 30-89 Days Past Due	$1,371	$1,281	$1,138	$971	$997	$908	$882	$849	$749	$586	$520	$498	$498
As a % of EOP Loans	4.17%	3.66%	3.45%	3.26%	3.39%	3.23%	3.17%	3.19%	3.01%	2.79%	2.45%	2.41%	2.48%

Consumer - North America (3)

Branches (actual)	1,835	1,816	1,794	1,729	1,720	1,592	1,582	1,564	1,501	1,493	1,483	1,471	1,459

Average Loans (in billions of dollars)	$156.5	$147.6	$139.0	$129.4	$122.1	$117.1	$112.7	$107.7	$103.4	$97.0	$90.6	$86.8	$83.8

EOP Loans (in billions of dollars)	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3	$82.3
Net Interest Revenue	$1,014	$937	$874	$738	$668	$661	$701	$689	$757	$747	$779	$819	$862
As a % of Average Loans	2.63%	2.55%	2.49%	2.26%	2.20%	2.27%	2.47%	2.55%	2.97%	3.09%	3.41%	3.74%	4.17%
Net Credit Losses	$2,006	$1,660	$1,440	$1,341	$1,582	$1,136	$1,703	$916	$835	$724	$556	$713	$474
As a % of Average Loans	5.20%	4.51%	4.11%	4.11%	5.21%	3.90%	6.01%	3.38%	3.28%	2.99%	2.43%	3.26%	2.29%
Loans 90+ Days Past Due	$6,762	$5,515	$5,308	$5,428	$5,220	$4,991	$4,608	$4,267	$3,428	$2,992	$2,793	$2,593	$2,544
As a % of EOP Loans	4.81%	4.17%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.80%	3.57%	3.46%	3.32%	3.38%
Loans 30-89 Days Past Due	$5,460	$5,381	$5,318	$4,644	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,660	$2,524	$2,103
As a % of EOP Loans	3.89%	4.07%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%	2.79%

(1)                                 Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)                                 The first and second quarters of 2015 reflect the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).  The first and second quarters of 2015 reflect the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets. The Japan Cards sale was completed on December 14, 2015.

(3)                                 The first, second and third quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million, $131 million and $73 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively. The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	430	360	349	318	301	304	293

Average Loans (in billions)	$19.9	$18.6	$14.8	$12.9	$9.9	$9.4	$8.3

EOP Loans:
Real Estate Lending	$4.0	$2.8	$2.6	$0.7	$0.7	$0.6	$0.6
Cards	8.7	5.9	5.7	4.3	4.1	3.8	3.6
Commercial Markets	3.1	2.9	2.9	2.6	2.4	2.1	2.0
Personal and Other	4.1	3.8	3.2	2.6	2.8	3.5	2.0
EOP Loans (in billions of dollars)	$19.9	$15.4	$14.4	$10.2	$10.0	$10.0	$8.2
Net Interest Revenue	$594	$494	$414	$434	$415	$389	$336
As a % of Average Loans	11.97%	10.54%	11.10%	13.64%	16.21%	16.42%	16.06%
Net Credit Losses	$170	$143	$116	$112	$116	$93	$122
As a % of Average Loans	3.43%	3.05%	3.11%	3.52%	4.70%	3.93%	5.83%
Loans 90+ Days Past Due	$367	$248	$225	$194	$185	$174	$157
As a % of EOP Loans	1.84%	1.61%	1.56%	1.90%	1.85%	1.74%	1.91%
Loans 30-89 Days Past Due	$462	$286	$265	$234	$213	$193	$179
As a % of EOP Loans	2.32%	1.86%	1.84%	2.29%	2.13%	1.93%	2.18%

Consumer - North America (3)

Branches (actual)	1,458	1,455	1,424	278	273	272	272

Average Loans (in billions of dollars)	$80.8	$77.1	$73.9	$68.9	$55.5	$52.7	$49.4

EOP Loans (in billions of dollars)	$78.5	$74.9	$70.8	$56.6	$54.2	$50.7	$40.5
Net Interest Revenue	$859	$860	$860	$823	$775	$766	$522
As a % of Average Loans	4.26%	4.43%	4.62%	4.84%	1.99%	2.00%	1.90%
Net Credit Losses	$356	$369	$359	$363	$193	$166	$141
As a % of Average Loans	1.77%	1.90%	1.93%	2.14%	1.39%	1.25%	1.13%
Loans 90+ Days Past Due	$2,470	$2,093	$1,963	$1,607	$1,462	$1,354	$770
As a % of EOP Loans	3.37%	2.99%	2.94%	2.97%	2.84%	2.81%	2.01%
Loans 30-89 Days Past Due	$2,174	$1,978	$1,663	$1,197	$1,153	$1,230	$857
As a % of EOP Loans	2.97%	2.83%	2.49%	2.21%	2.24%	2.56%	2.24%

(1)                                 Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)                                 The first and second quarters of 2015 reflect the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).  The first and second quarters of 2015 reflect the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets. The Japan Cards sale was completed on December 14, 2015.

(3)                                 The first, second and third quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million, $131 million and $73 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively. The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$66.0	$62.6	$59.6	$56.8	$54.8	$52.7	$50.8	$48.4	$46.3	$42.6	$38.1	$36.3	$35.0	$33.3
CFNA (CitiFinancial - North America)	12.9	12.6	12.3	12.0	11.8	11.5	11.2	10.8	10.5	10.2	9.8	9.2	8.8	8.6
Residential First	78.9	75.2	71.9	68.8	66.6	64.2	62.0	59.2	56.8	52.8	47.9	45.5	43.8	41.9
Home Equity	45.3	43.4	42.1	40.8	39.5	37.9	36.6	34.9	33.5	32.0	30.6	29.3	28.2	27.4
Average Loans (in billions of dollars)	$124.2	$118.6	$114.0	$109.6	$106.1	$102.1	$98.6	$94.1	$90.3	$84.8	$78.5	$74.8	$72.0	$69.3

CMI	$63.3	$60.8	$57.5	$55.6	$53.4	$51.3	$48.9	$47.2	$43.3	$38.8	$37.1	$35.6	$34.5	$31.6
CFNA	12.7	12.4	12.1	11.9	11.6	11.3	11.0	10.5	10.2	9.8	9.4	9.0	8.7	8.4
Residential First	76.0	73.2	69.6	67.5	65.0	62.6	59.9	57.7	53.5	48.6	46.5	44.6	43.2	40.0
Home Equity	44.4	42.8	41.3	40.0	38.6	37.2	35.4	34.1	32.6	31.2	29.8	28.7	27.7	26.9
EOP Loans (in billions of dollars) (1)	$120.4	$116.0	$110.9	$107.5	$103.6	$99.8	$95.3	$91.8	$86.1	$79.8	$76.3	$73.3	$70.9	$66.9

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$244.4	$234.8	$207.2	$195.1	$182.3	$168.4	$155.1	$142.9	$128.8	$116.7	$106.4	$100.1	$88.4	$69.9
Net Servicing & Gain/(Loss) on Sale	$53.4	$(20.3)	$86.4	$118.1	$77.3	$(124.2)	$81.3	$77.6	$78.8	$98.7	$25.1	$53.5	$27.2	$34.6
Net Interest Revenue on Loans	$437	$373	$424	$367	$385	$407	$434	$423	$457	$422	$437	$451	$464	$439
As a % of Avg. Loans	1.43%	1.26%	1.48%	1.33%	1.46%	1.60%	1.75%	1.79%	2.05%	2.00%	2.21%	2.39%	2.61%	2.54%

CMI	$456	$337	$328	$299	$623	$294	$461	$215	$188	$152	$81	$111	$95	$1
CFNA	98	124	109	113	122	132	161	152	130	127	130	186	95	90
Residential First	$554	$461	$437	$412	$745	$426	$622	$367	$318	$279	$211	$297	$190	$91
Home Equity	713	627	542	533	561	448	863	355	312	274	212	269	140	114
Net Credit Losses (NCLs)	$1,267	$1,088	$979	$945	$1,306	$874	$1,485	$722	$630	$553	$423	$566	$330	$205
As a % of Avg. Loans	4.14%	3.68%	3.41%	3.42%	4.95%	3.44%	5.99%	3.05%	2.83%	2.62%	2.14%	3.00%	1.86%	1.19%

CMI	$3,621	$3,027	$2,818	$2,996	$2,942	$2,855	$2,544	$2,340	$1,684	$1,418	$1,336	$1,250	$1,228	$1,197
CFNA	827	797	876	935	936	919	895	774	770	688	592	522	539	546
Residential First	4,448	3,824	3,694	3,931	3,878	3,774	3,439	3,114	2,454	2,106	1,928	1,772	1,767	1,743
Home Equity	1,180	1,034	1,011	1,004	903	863	833	822	722	678	641	582	542	517
Loans 90+ Days Past Due (1) (2) (3)	$5,628	$4,858	$4,705	$4,935	$4,781	$4,637	$4,272	$3,936	$3,176	$2,784	$2,569	$2,354	$2,309	$2,260
As a % of EOP Loans	5.09%	4.57%	4.64%	5.02%	5.05%	5.08%	4.92%	4.71%	4.08%	3.87%	3.73%	3.57%	3.61%	3.66%

CMI	$2,960	$3,038	$3,071	$2,951	$2,659	$2,718	$2,890	$2,494	$2,094	$1,874	$1,686	$1,580	$1,283	$1,340
CFNA	335	406	419	436	365	416	436	417	317	338	329	304	294	302
Residential First	3,295	3,444	3,490	3,387	3,024	3,134	3,326	2,911	2,411	2,212	2,015	1,884	1,577	1,642
Home Equity	968	897	906	861	744	725	689	630	517	483	427	422	350	336
Loans 30-89 Days Past Due (1) (2) (3)	$4,263	$4,341	$4,396	$4,248	$3,768	$3,859	$4,015	$3,541	$2,928	$2,695	$2,442	$2,306	$1,927	$1,978
As a % of EOP Loans	3.85%	4.08%	4.33%	4.32%	3.98%	4.23%	4.62%	4.24%	3.76%	3.74%	3.55%	3.49%	3.02%	3.21%

North America Personal Loans (4)
Average Loans (in billions of dollars)	$12.1	$11.6	$11.3	$11.0	$10.7	$10.3	$10.2	$10.0	$9.7	$9.0	$9.2	$9.2	$9.2	$9.1
EOP Loans (in billions of dollars)	$11.7	$11.5	$11.1	$10.9	$10.4	$10.2	$10.1	$10.0	$9.0	$9.0	$9.3	$9.3	$9.0	$9.2
Net Interest Revenue	$512	$522	$523	$520	$500	$490	$502	$504	$513	$522	$520	$518	$513	$518
As a % of Avg. Loans	17.16%	18.05%	18.36%	18.75%	18.79%	19.13%	19.58%	20.05%	21.45%	23.26%	22.42%	22.34%	22.61%	22.83%
Net Credit Losses	$383	$314	$246	$236	$226	$208	$183	$172	$186	$157	$127	$134	$140	$143
As a % of Avg. Loans	12.84%	10.86%	8.64%	8.51%	8.50%	8.12%	7.14%	6.84%	7.78%	7.00%	5.48%	5.78%	6.17%	6.30%
Loans 90+ Days Past Due	$440	$349	$351	$354	$320	$266	$283	$290	$218	$181	$199	$221	$218	$194
As a % of EOP Loans	3.76%	3.03%	3.16%	3.25%	3.08%	2.61%	2.80%	2.90%	2.42%	2.01%	2.14%	2.38%	2.42%	2.11%
Loans 30-89 Days Past Due	$243	$251	$247	$239	$179	$200	$206	$204	$125	$139	$159	$161	$125	$155
As a % of EOP Loans	2.08%	2.18%	2.23%	2.19%	1.72%	1.96%	2.04%	2.04%	1.39%	1.54%	1.71%	1.73%	1.39%	1.68%

(1)                                 The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).  Delinquencies and related ratios are not included for Loans HFS.

(2)                                 The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $2.2 billion and ($4.0 billion), $1.8 billion and ($2.5 billion), $1.7 billion and ($2.7 billion), $1.7 billion and ($2.6 billion), and $1.5 billion and ($2.2 billion), as of  December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.5 billion and ($4.0 billion), $0.2 billion and ($2.5 billion), $0.3 billion and ($2.7 billion), $0.3 billion and ($2.6 billion), and $0.2 billion and ($2.2 billion), as of  December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

(3)                                 The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(4)                                 See footnote 3 on page 24.

N/A                          Not applicable for the second, third and fourth quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2015	2015	2015	2015

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$30.9	$29.1	$25.9	$22.4	$21.4	$20.1
CFNA (CitiFinancial - North America)	8.3	7.9	7.3	6.8	6.4	5.6
Residential First	39.2	37.0	33.2	29.2	27.8	25.7
Home Equity	26.4	25.3	24.4	23.3	22.0	21.0
Average Loans (in billions of dollars)	$65.6	$62.3	$57.6	$52.5	$49.8	$46.7

CMI	$29.4	$26.9	$22.8	$22.1	$20.6	$18.5
CFNA	8.1	7.5	7.0	6.5	5.8	0.2
Residential First	37.5	34.4	29.8	28.6	26.4	18.7
Home Equity	25.9	24.9	23.8	22.7	21.5	19.1
EOP Loans (in billions of dollars) (1)	$63.4	$59.3	$53.6	$51.3	$47.9	$37.8

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$56.0	$47.4	$43.4	$39.2	$36.4	$34.0
Net Servicing & Gain/(Loss) on Sale	$81.5	$96.8	$96.2	$61.3	$49.6	$5.0
Net Interest Revenue on Loans	$419	$413	$339	$290	$274	$239
As a % of Avg. Loans	2.53%	2.63%	2.39%	2.22%	2.18%	2.03%

CMI	$54	$26	$22	$21	$9	$9
CFNA	83	91	81	80	75	56
Residential First	$137	$117	$103	$101	$84	$65
Home Equity	98	87	81	70	61	56
Net Credit Losses (NCLs)	$235	$204	$184	$171	$145	$121
As a % of Avg. Loans	1.42%	1.30%	1.30%	1.31%	1.16%	1.03%

CMI	$802	$642	$589	$510	$489	$319
CFNA	543	543	500	463	392	4
Residential First	1,345	1,185	1,089	973	881	323
Home Equity	503	500	484	458	441	417
Loans 90+ Days Past Due (1) (2) (3)	$1,848	$1,685	$1,573	$1,431	$1,322	$740
As a % of EOP Loans	3.16%	3.05%	3.08%	2.94%	2.92%	2.08%

CMI	$1,125	$831	$654	$609	$666	$537
CFNA	300	292	225	221	205	2
Residential First	1,425	1,123	879	830	871	539
Home Equity	334	324	269	275	311	271
Loans 30-89 Days Past Due (1) (2) (3)	$1,759	$1,447	$1,148	$1,105	$1,182	$810
As a % of EOP Loans	3.01%	2.62%	2.25%	2.27%	2.61%	2.28%

North America Personal Loans (4)
Average Loans (in billions of dollars)	$9.2	$9.3	$9.1	$0.8	$0.8	$0.7
EOP Loans (in billions of dollars)	$9.3	$9.4	$0.8	$0.9	$0.9	$0.9
Net Interest Revenue	$532	$534	$500	$507	$505	$279
As a % of Avg. Loans	22.94%	22.78%	22.28%	N/A	N/A	N/A
Net Credit Losses	$129	$154	$174	$17	$15	$14
As a % of Avg. Loans	5.56%	6.57%	7.75%	8.52%	7.44%	7.93%
Loans 90+ Days Past Due	$227	$264	$21	$20	$19	$18
As a % of EOP Loans	2.44%	2.81%	2.63%	2.22%	2.11%	2.00%
Loans 30-89 Days Past Due	$178	$180	$16	$17	$15	$14
As a % of EOP Loans	1.91%	1.91%	2.00%	1.89%	1.67%	1.56%

(1)                                 The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).  Delinquencies and related ratios are not included for Loans HFS.

(2)                                 The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $2.2 billion and ($4.0 billion), $1.8 billion and ($2.5 billion), $1.7 billion and ($2.7 billion), $1.7 billion and ($2.6 billion), and $1.5 billion and ($2.2 billion), as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.5 billion and ($4.0 billion), $0.2 billion and ($2.5 billion), $0.3 billion and ($2.7 billion), $0.3 billion and ($2.6 billion), and $0.2 billion and ($2.2 billion), as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

(3)                                 The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(4)                                 See footnote 3 on page 24.

N/A                          Not applicable for the second, third and fourth quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2014	2015	2015	2014	2015	2015	2014		2015		2015
Assets:
Deposits with Banks	$150,534	$139,349	$121,995	$222	$187	$189	0.59%		0.53%		0.61%
Fed Funds Sold and Resale Agreements (6)	250,770	233,831	226,413	613	656	554	0.97%		1.11%		0.97%
Trading Account Assets (7)	232,367	210,187	203,915	1,489	1,531	1,465	2.54%		2.89%		2.85%
Investments	331,036	335,123	343,999	1,892	1,802	1,900	2.27%		2.13%		2.19%
Total Loans (net of Unearned Income) (8)	650,819	623,205	624,947	11,053	9,995	9,975	6.74%		6.36%		6.33%
Other Interest-Earning Assets	44,816	60,459	51,623	115	661	408	1.02%		4.34%		3.14%
Total Average Interest-Earning Assets	$1,660,342	$1,602,154	$1,572,892	$15,384	$14,832	$14,491	3.68%		3.67%		3.66%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$738,612	$696,882	$696,444	$1,085	$951	$954	0.58%		0.54%		0.54%
Deposit Insurance and FDIC Assessment	—	—	—	272	264	269
Total Deposits	738,612	696,882	696,444	1,357	1,215	1,223	0.73%		0.69%		0.70%
Fed Funds Purchased and Repurchase Agreements (6)	187,434	174,245	163,290	422	379	416	0.89%		0.86%		1.01%
Trading Account Liabilities (7)	72,055	70,470	63,202	41	57	58	0.23%		0.32%		0.36%
Short-Term Borrowings	118,033	132,021	89,979	140	159	86	0.47%		0.48%		0.38%
Long-Term Debt (9)	201,678	187,636	185,947	1,199	1,131	1,117	2.36%		2.39%		2.38%
Total Average Interest-Bearing Liabilities	$1,317,812	$1,261,254	$1,198,862	$3,159	$2,941	$2,900	0.95%		0.93%		0.96%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,317,812	$1,261,254	$1,198,862	$2,887	$2,677	$2,631	0.87%		0.84%		0.87%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,225	$11,891	$11,591	2.92%		2.94%		2.92%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,497	$12,155	$11,860	2.99%		3.01%		2.99%

4Q15 Increase (Decrease) From							—	bps	(2	)bps

4Q15 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							—	bps	(2	)bps

(1)                                 Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $125 million for the fourth quarter of 2014, $118 million for the third quarter of 2015 and $126 million for the fourth quarter of 2015.

(2)                                 Citigroup average balances and interest rates include both domestic and international operations.

(3)                                 Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)                                 Average rate % is calculated as annualized interest over average volumes.

(5)                                 Not used.

(6)                                 Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)                                 Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)                                 Nonperforming loans are included in the average loan balances.

(9)                                 Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Citicorp Deposits by Business

Global Consumer Banking
North America	$153.3	$152.0	$155.5	$156.9	$161.5	$161.4	$164.9	$173.4	$175.4	$174.5	$177.5	$178.9	$181.4
Latin America	31.2	30.9	26.3	27.8	28.5	28.8	30.5	31.7	31.7	29.2	29.8	31.4	32.1
Asia (1)	94.4	96.5	92.1	92.7	95.0	96.0	96.5	94.9	93.1	87.9	87.6	88.9	90.7
Total	$278.9	$279.4	$273.9	$277.4	$285.0	$286.2	$291.9	$300.0	$300.2	$291.6	$294.9	$299.2	$304.2

ICG
North America	$131.7	$132.1	$134.1	$150.9	$163.2	$157.5	$148.0	$144.5	$147.2	$150.3	$165.7	$177.1	$178.6
EMEA	154.0	151.6	146.5	150.3	157.3	160.0	175.4	171.2	173.1	174.0	181.9	185.6	184.7
Latin America	47.8	49.1	48.8	50.2	50.7	49.9	60.1	55.5	57.3	58.3	64.1	61.1	66.6
Asia	136.5	139.6	137.3	133.4	144.3	151.7	154.8	146.8	141.3	144.4	148.2	145.4	138.7
Total	$470.0	$472.4	$466.7	$484.8	$515.5	$519.1	$538.3	$518.0	$518.9	$527.0	$559.9	$569.2	$568.6

Corporate/Other	$4.6	$4.6	$4.0	$3.8	$3.3	$6.6	$2.7	$2.1	$8.8	$15.2	$18.2	$26.1	$26.2

Total Citicorp	$753.5	$756.4	$744.6	$766.0	$803.8	$811.9	$832.9	$820.1	$827.9	$833.8	$873.0	$894.5	$899.0

Total Citi Holdings (2)	$112.4	$109.9	$106.7	$99.9	$102.2	$102.4	$111.7	$110.5	$105.9	$104.6	$82.5	$73.8	$67.3

Total Citigroup Deposits - EOP	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.5	$968.3	$966.3

Total Citigroup Deposits - Average	$853.0	$868.1	$860.5	$857.0	$869.1	$893.4	$921.2	$928.9	$920.4	$924.5	$922.1	$956.4	$957.4

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Deposits - as Reported	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.5	$968.3	$966.3
Impact of FX Translation (3)	(81.8)	(84.9)	(63.5)	(59.0)	(69.4)	(59.7)	(70.1)	(69.0)	(63.0)	(53.0)	(59.1)	(58.4)	(56.2)
Total Citigroup EOP Deposits - Ex-FX (4)	$784.1	$781.4	$787.8	$806.9	$836.6	$854.6	$874.5	$861.6	$870.8	$885.4	$896.4	$909.9	$910.1

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 See footnote 4 on page 1.

(3)                                 Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 exchange rates for all periods presented.

(4)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

Citicorp Deposits by Business

Global Consumer Banking
North America	$179.4	$180.6	$180.2	$181.6	$182.5	$180.0	$181.6
Latin America	32.4	30.5	30.7	29.0	29.1	26.2	28.7
Asia (1)	92.9	90.3	89.0	89.5	89.4	87.0	87.6
Total	$304.7	$301.4	$299.9	$300.1	$301.0	$293.2	$297.9

ICG
North America	$175.3	$176.7	$192.2	$195.2	$197.5	$200.0	$198.5
EMEA	186.2	179.4	164.2	166.0	177.2	173.3	170.6
Latin America	65.5	62.4	57.5	62.6	63.9	62.6	64.3
Asia	144.9	144.5	141.6	147.5	149.7	159.2	154.3
Total	$571.9	$563.0	$555.5	$571.3	$588.3	$595.1	$587.7

Corporate/Other	$31.4	$29.0	$22.7	$12.3	$7.0	$5.3	$12.0

Total Citicorp	$908.0	$893.4	$878.1	$883.7	$896.3	$893.6	$897.6

Total Citi Holdings (2)	$57.7	$49.3	$21.2	$15.9	$11.7	$10.6	$10.3

Total Citigroup Deposits - EOP	$965.7	$942.7	$899.3	$899.6	$908.0	$904.2	$907.9

Total Citigroup Deposits - Average	$959.5	$954.2	$938.7	$899.5	$906.4	$903.1	$908.8

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Deposits - as Reported	$965.7	$942.7	$899.3	$899.6	$908.0	$904.2	$907.9
Impact of FX Translation (3)	(60.2)	(43.5)	(28.1)	(14.5)	(16.7)	(3.4)	—
Total Citigroup EOP Deposits - Ex-FX (4)	$905.5	$899.2	$871.2	$885.1	$891.3	$900.8	$907.9

(1)                             For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                             See footnote 4 on page 1.

(3)                             Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 exchange rates for all periods presented.

(4)                             Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Citicorp:
Global Consumer Banking

North America
Credit Cards	$111.9	$113.3	$113.0	$117.1	$109.4	$109.3	$108.8	$111.5	$104.6	$105.3	$111.8	$116.8	$109.1
Retail Banking	33.0	34.6	36.5	39.0	40.6	40.9	41.5	42.7	43.2	41.8	43.3	44.3	45.2
Total	$144.9	$147.9	$149.5	$156.1	$150.0	$150.2	$150.3	$154.2	$147.8	$147.1	$155.1	$161.1	$154.3

Latin America
Credit Cards	$5.6	$5.8	$5.2	$5.5	$6.0	$5.9	$6.3	$6.6	$7.1	$7.0	$7.1	$7.4	$7.2
Retail Banking	16.6	17.6	16.1	17.9	19.8	19.6	21.0	21.7	23.4	22.8	22.2	23.5	23.5
Total	$22.2	$23.4	$21.3	$23.4	$25.8	$25.5	$27.3	$28.3	$30.5	$29.8	$29.3	$30.9	$30.7

Asia (1)
Credit Cards	$19.6	$20.3	$19.0	$19.7	$19.9	$19.7	$20.1	$20.8	$20.0	$19.5	$18.8	$19.3	$18.8
Retail Banking	64.4	66.9	65.1	66.7	68.5	67.4	69.3	69.9	69.8	69.1	70.8	72.3	74.3
Total	$84.0	$87.2	$84.1	$86.4	$88.4	$87.1	$89.4	$90.7	$89.8	$88.6	$89.6	$91.6	$93.1

Total Consumer Loans
Credit Cards	$137.1	$139.4	$137.2	$142.3	$135.3	$134.9	$135.2	$138.9	$131.7	$131.8	$137.7	$143.5	$135.1
Retail Banking	114.0	119.1	117.7	123.6	128.9	127.9	131.8	134.3	136.4	133.7	136.3	140.1	143.0
Total Consumer	$251.1	$258.5	$254.9	$265.9	$264.2	$262.8	$267.0	$273.2	$268.1	$265.5	$274.0	$283.6	$278.1

Total Corporate Loans
North America	$75.6	$72.7	$70.3	$77.9	$78.4	$86.8	$92.0	$92.1	$90.6	$98.7	$102.4	$105.1	$106.1
EMEA	41.3	51.4	50.4	52.1	54.1	59.5	57.3	55.8	60.3	59.6	61.3	61.6	64.4
Latin America	28.5	30.7	32.8	33.6	35.4	35.0	37.7	38.8	38.9	38.6	40.4	41.0	42.6
Asia	43.1	47.5	56.3	58.0	62.9	64.3	63.6	60.7	62.6	66.4	67.9	66.5	69.3
Total Corporate Loans	$188.5	$202.3	$209.8	$221.6	$230.8	$245.6	$250.6	$247.4	$252.4	$263.3	$272.0	$274.2	$282.4

Total Citicorp	$439.6	$460.8	$464.7	$487.5	$495.0	$508.4	$517.6	$520.6	$520.5	$528.8	$546.0	$557.8	$560.5

Foreign Currency (FX) Translation Impact:
Total Citicorp EOP Loans - as Reported	$439.6	$460.8	$464.7	$487.5	$495.0	$508.4	$517.6	$520.6	$520.5	$528.8	$546.0	$557.8	$560.5
Impact of FX Translation (2)	(33.1)	(37.4)	(26.2)	(25.3)	(30.7)	(26.8)	(34.1)	(34.7)	(33.9)	(27.7)	(29.8)	(30.4)	(30.4)
Total Citicorp EOP Loans - Ex-FX (3)	$406.5	$423.4	$438.5	$462.2	$464.3	$481.6	$483.5	$485.9	$486.6	$501.1	$516.2	$527.4	$530.1

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)                                 Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

Citicorp:
Global Consumer Banking

North America
Credit Cards	$110.4	$109.5	$114.0	$105.9	$107.7	$107.9	$113.3
Retail Banking	46.4	47.8	47.1	48.1	49.2	51.0	52.2
Total	$156.8	$157.3	$161.1	$154.0	$156.9	$158.9	$165.5

Latin America
Credit Cards	$7.4	$7.3	$6.7	$6.1	$5.9	$5.4	$5.4
Retail Banking	23.8	23.1	21.3	21.1	21.1	19.8	20.1
Total	$31.2	$30.4	$28.0	$27.2	$27.0	$25.2	$25.5

Asia (1)
Credit Cards	$19.6	$18.9	$18.6	$17.8	$18.1	$17.0	$17.6
Retail Banking	76.6	75.3	73.3	71.8	72.4	68.6	68.4
Total	$96.2	$94.2	$91.9	$89.6	$90.5	$85.6	$86.0

Total Consumer Loans
Credit Cards	$137.4	$135.7	$139.3	$129.8	$131.7	$130.3	$136.3
Retail Banking	146.8	146.2	141.7	141.0	142.7	139.4	140.7
Total Consumer	$284.2	$281.9	$281.0	$270.8	$274.4	$269.7	$277.0

Total Corporate Loans
North America	$107.8	$113.5	$116.5	$118.3	$125.9	$127.8	$126.8
EMEA	64.7	60.6	59.3	61.4	63.8	63.0	60.4
Latin America	42.4	40.2	39.7	40.6	41.1	41.4	43.6
Asia	71.6	66.6	62.9	62.8	62.8	60.8	60.8
Total Corporate Loans	$286.5	$280.9	$278.4	$283.1	$293.6	$293.0	$291.6

Total Citicorp	$570.7	$562.8	$559.4	$553.9	$568.0	$562.7	$568.6

Foreign Currency (FX) Translation Impact:
Total Citicorp EOP Loans - as Reported	$570.7	$562.8	$559.4	$553.9	$568.0	$562.7	$568.6
Impact of FX Translation (2)	(33.4)	(25.8)	(16.9)	(10.5)	(10.5)	(1.3)	—
Total Citicorp EOP Loans - Ex-FX (3)	$537.3	$537.0	$542.5	$543.4	$557.5	$561.4	$568.6

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(2)           Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 exchange rates for all periods presented.

(3)           Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Citi Holdings:

Consumer - North America
Mortgages (1)	120.4	116.0	110.9	107.5	103.6	99.8	95.3	91.8	86.1	79.8	76.3	73.3	70.9
Personal Loans	11.7	11.5	11.1	10.9	10.4	10.2	10.1	10.0	9.0	9.0	9.3	9.3	9.0
Other	18.2	14.3	10.6	5.5	4.9	4.6	3.7	3.3	3.2	2.9	2.7	2.7	2.4
Total	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3	$82.3

Consumer - International
Credit Cards	$13.8	$14.6	$13.7	$13.6	$13.5	$13.1	$9.5	$9.3	$8.8	$5.2	$8.3	$8.3	$8.7
REL, Personal & Other	19.1	20.4	19.3	16.2	15.9	15.0	18.3	17.3	16.1	15.8	12.9	12.4	11.4
Total	$32.9	$35.0	$33.0	$29.8	$29.4	$28.1	$27.8	$26.6	$24.9	$21.0	$21.2	$20.7	$20.1

Citi Holdings - Other	14.3	9.9	6.9	6.0	4.7	3.9	3.9	3.2	2.7	2.2	2.1	1.7	1.3

Total Citi Holdings	$197.5	$186.7	$172.5	$159.7	$153.0	$146.6	$140.8	$134.9	$125.9	$114.9	$111.6	$107.7	$103.7

Total Citigroup	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5	$664.2

Consumer Loans	$436.0	$437.3	$421.8	$420.9	$413.6	$406.6	$405.0	$405.8	$392.1	$379.0	$384.4	$390.3	$381.0
Corporate Loans	201.1	210.2	215.5	226.3	234.5	248.5	253.5	249.6	254.2	264.7	273.2	275.2	283.3
Total Citigroup	$637.0	$647.5	$637.2	$647.2	$648.1	$655.0	$658.4	$655.5	$646.4	$643.6	$657.6	$665.5	$664.3

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Loans - as Reported	$637.0	$647.5	$637.2	$647.2	$648.1	$655.0	$658.4	$655.5	$646.4	$643.6	$657.6	$665.5	$664.3
Impact of FX Translation (2)	(45.4)	(50.3)	(37.1)	(35.1)	(41.0)	(35.3)	(42.8)	(42.9)	(41.1)	(32.6)	(35.3)	(35.3)	(34.8)
Total Citigroup EOP Loans - Ex-FX (3)	$591.6	$597.2	$600.1	$612.1	$607.1	$619.7	$615.6	$612.6	$605.3	$611.0	$622.3	$630.2	$629.5

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)                                 See footnote 1 on page 21.

(2)                                 Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2015	2015	2015	2015

Citi Holdings:

Consumer - North America
Mortgages (1)	66.9	63.4	59.3	53.6	51.3	47.9	37.8
Personal Loans	9.2	9.3	9.4	0.8	0.9	0.9	0.9
Other	2.4	2.2	2.1	2.2	2.0	1.9	1.8
Total	$78.5	$74.9	$70.8	$56.6	$54.2	$50.7	$40.5

Consumer - International
Credit Cards	$8.7	$5.9	$5.7	$4.3	$4.1	$3.8	$3.6
REL, Personal & Other	11.2	9.5	8.7	5.9	5.3	4.9	4.6
Total	$19.9	$15.4	$14.4	$10.2	$9.4	$8.7	$8.2

Citi Holdings - Other	(1.6)	0.7	—	0.4	0.5	0.3	0.3

Total Citi Holdings	$96.8	$91.0	$85.2	$67.2	$64.1	$59.7	$49.0

Total Citigroup	$667.5	$653.8	$644.6	$621.1	$632.1	$622.4	$617.6

Consumer Loans	$380.4	$372.4	$365.9	$337.7	$338.2	$329.2	$325.8
Corporate Loans	287.1	281.4	278.7	283.3	293.9	293.2	291.8
Total Citigroup	$667.5	$653.8	$644.6	$621.1	$632.1	$622.4	$617.6

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Loans - as Reported	$667.5	$653.8	$644.6	$621.1	$632.1	$622.4	$617.6
Impact of FX Translation (2)	(38.2)	(28.8)	(19.0)	(11.6)	(11.8)	(1.6)	—
Total Citigroup EOP Loans - Ex-FX (3)	$629.3	$625.0	$625.6	$609.5	$620.3	$620.8	$617.6

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)                                 See footnote 1 on page 21.

(2)                                 Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2015 exchange rates for all periods presented.

(3)                                 Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL
CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citicorp (2)
Total	$3,619	$3,229	$2,991	$2,987	$2,932	$2,692	$2,630	$2,688	$2,572	$2,359	$2,428	$2,718
Ratio	1.45%	1.25%	1.18%	1.13%	1.12%	1.03%	0.99%	0.99%	0.96%	0.89%	0.89%	0.96%

Retail Bank (2)
Total	$645	$660	$648	$642	$711	$744	$742	$742	$742	$710	$745	$840
Ratio	0.57%	0.56%	0.56%	0.52%	0.56%	0.59%	0.57%	0.56%	0.55%	0.54%	0.55%	0.60%
North America (2)	$241	$211	$232	$235	$260	$294	$291	$280	$282	$285	$277	$257
Ratio	0.75%	0.63%	0.66%	0.62%	0.66%	0.74%	0.72%	0.68%	0.68%	0.70%	0.66%	0.60%
Latin America (3)	$163	$177	$188	$186	$209	$211	$236	$237	$235	$226	$262	$394
Ratio (3)	0.98%	1.01%	1.17%	1.04%	1.06%	1.08%	1.12%	1.09%	1.00%	0.99%	1.18%	1.68%
Asia (4)	$241	$272	$228	$221	$242	$239	$215	$225	$225	$199	$206	$189
Ratio	0.37%	0.41%	0.35%	0.33%	0.35%	0.35%	0.31%	0.32%	0.32%	0.29%	0.29%	0.26%

Cards
Total	$2,974	$2,569	$2,343	$2,345	$2,221	$1,948	$1,888	$1,946	$1,830	$1,649	$1,683	$1,878
Ratio	2.17%	1.84%	1.71%	1.65%	1.64%	1.44%	1.40%	1.40%	1.39%	1.25%	1.22%	1.31%
North America - Citi-Branded	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732	$663	$628	$681
Ratio	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%
North America - Retail Services	$1,110	$913	$902	$951	$845	$721	$716	$721	$651	$556	$650	$771
Ratio	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%
Latin America	$169	$169	$144	$143	$148	$154	$168	$179	$191	$194	$200	$223
Ratio	3.02%	2.91%	2.77%	2.60%	2.47%	2.61%	2.67%	2.71%	2.69%	2.77%	2.82%	3.01%
Asia (4)	$260	$273	$234	$235	$246	$243	$244	$260	$256	$236	$205	$203
Ratio	1.33%	1.34%	1.23%	1.19%	1.24%	1.23%	1.21%	1.25%	1.28%	1.21%	1.09%	1.05%

Citi Holdings - Consumer (2) (5) (6)	$7,749	$6,473	$6,170	$6,230	$6,020	$5,733	$5,338	$4,976	$4,054	$3,498	$3,228	$2,981
Ratio	4.47%	3.87%	3.95%	4.31%	4.32%	4.28%	4.15%	4.03%	3.53%	3.33%	3.16%	3.02%
International	$987	$958	$862	$802	$800	$742	$730	$709	$626	$506	$435	$388
Ratio	3.00%	2.74%	2.61%	2.69%	2.72%	2.64%	2.63%	2.67%	2.51%	2.41%	2.05%	1.87%
North America (2) (5) (6)	$6,762	$5,515	$5,308	$5,428	$5,220	$4,991	$4,608	$4,267	$3,428	$2,992	$2,793	$2,593
Ratio	4.81%	4.17%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.80%	3.57%	3.46%	3.32%
Other (7)

Total Citigroup (2) (5) (6)	$11,368	$9,702	$9,161	$9,217	$8,952	$8,425	$7,968	$7,664	$6,626	$5,857	$5,656	$5,699
Ratio	2.69%	2.29%	2.24%	2.25%	2.23%	2.13%	2.02%	1.94%	1.74%	1.59%	1.51%	1.50%

(1)                                 The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                                 The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)                                 See footnote 3 on page 8.

(4)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(5)                                 The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(6)                                 See footnote 1 on page 21.

(7)                                 Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL
CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015

Citicorp (2)
Total	$2,674	$2,561	$2,508	$2,444	$2,132	$2,020	$1,981	$2,119
Ratio	0.97%	0.90%	0.89%	0.87%	0.79%	0.74%	0.74%	0.77%

Retail Bank (2)
Total	$890	$904	$868	$736	$540	$567	$529	$523
Ratio	0.63%	0.62%	0.60%	0.52%	0.39%	0.40%	0.38%	0.37%
North America (2)	$243	$227	$229	$225	$123	$150	$138	$165
Ratio	0.55%	0.50%	0.49%	0.49%	0.26%	0.31%	0.28%	0.32%
Latin America (3)	$452	$467	$427	$325	$238	$232	$212	$185
Ratio (3)	1.92%	1.96%	1.85%	1.53%	1.13%	1.10%	1.07%	0.92%
Asia (4)	$195	$210	$212	$186	$179	$185	$179	$173
Ratio	0.26%	0.27%	0.28%	0.25%	0.25%	0.26%	0.26%	0.25%

Cards
Total	$1,784	$1,657	$1,640	$1,708	$1,592	$1,453	$1,452	$1,596
Ratio	1.32%	1.21%	1.21%	1.23%	1.23%	1.10%	1.11%	1.17%
North America - Citi-Branded	$648	$583	$559	$593	$569	$495	$491	$538
Ratio	0.97%	0.87%	0.84%	0.88%	0.90%	0.77%	0.76%	0.80%
North America - Retail Services	$689	$606	$630	$678	$629	$567	$621	$705
Ratio	1.63%	1.41%	1.47%	1.46%	1.48%	1.31%	1.44%	1.53%
Latin America	$232	$245	$244	$242	$203	$200	$169	$173
Ratio	3.22%	3.31%	3.34%	3.61%	3.33%	3.39%	3.13%	3.20%
Asia (4)	$215	$223	$207	$195	$191	$191	$171	$180
Ratio	1.14%	1.14%	1.10%	1.05%	1.07%	1.06%	1.01%	1.02%

Citi Holdings - Consumer (2) (5) (6)	$2,932	$2,837	$2,341	$2,188	$1,801	$1,647	$1,528	$927
Ratio	3.07%	3.04%	2.74%	2.69%	2.80%	2.70%	2.69%	1.99%
International	$388	$367	$248	$225	$194	$185	$174	$157
Ratio	1.93%	1.84%	1.61%	1.56%	1.90%	1.97%	2.00%	1.91%
North America (2) (5) (6)	$2,544	$2,470	$2,093	$1,963	$1,607	$1,462	$1,354	$770
Ratio	3.38%	3.37%	2.99%	2.94%	2.97%	2.84%	2.81%	2.01%
Other (7)

Total Citigroup (2) (5) (6)	$5,606	$5,398	$4,849	$4,632	$3,933	$3,667	$3,509	$3,046
Ratio	1.51%	1.43%	1.32%	1.28%	1.18%	1.10%	1.08%	0.94%

(1)                                 The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                                 The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)                                 See footnote 3 on page 8.

(4)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(5)                                 The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(6)                                 See footnote 1 on page 21.

(7)                                 Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL
CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citicorp (2)
Total	$4,078	$3,729	$3,577	$3,598	$3,227	$2,972	$3,071	$3,030	$2,913	$2,622	$2,884	$2,916
Ratio	1.63%	1.45%	1.41%	1.36%	1.23%	1.14%	1.16%	1.11%	1.09%	0.99%	1.06%	1.03%

Retail Bank (2)
Total	$922	$877	$803	$863	$857	$878	$969	$921	$1,003	$906	$941	$893
Ratio	0.82%	0.74%	0.69%	0.71%	0.67%	0.69%	0.74%	0.69%	0.74%	0.68%	0.70%	0.64%
North America (2)	$185	$209	$218	$213	$183	$215	$230	$223	$226	$217	$209	$205
Ratio	0.58%	0.62%	0.62%	0.56%	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%
Latin America	$205	$186	$175	$191	$227	$215	$293	$236	$303	$250	$338	$294
Ratio	1.23%	1.06%	1.09%	1.07%	1.15%	1.10%	1.40%	1.09%	1.29%	1.10%	1.52%	1.25%
Asia (3)	$532	$482	$410	$459	$447	$448	$446	$462	$474	$439	$394	$394
Ratio	0.83%	0.72%	0.63%	0.69%	0.65%	0.66%	0.64%	0.66%	0.68%	0.64%	0.56%	0.54%

Cards
Total	$3,156	$2,852	$2,774	$2,735	$2,370	$2,094	$2,102	$2,109	$1,910	$1,716	$1,943	$2,023
Ratio	2.30%	2.05%	2.02%	1.92%	1.75%	1.55%	1.55%	1.52%	1.45%	1.30%	1.41%	1.41%
North America - Citi-Branded	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679	$588	$650	$661
Ratio	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%
North America - Retail Services	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685	$615	$798	$830
Ratio	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%
Latin America	$154	$158	$135	$129	$135	$151	$165	$179	$188	$194	$211	$237
Ratio	2.75%	2.72%	2.60%	2.35%	2.25%	2.56%	2.62%	2.71%	2.65%	2.77%	2.97%	3.20%
Asia (3)	$390	$381	$328	$350	$353	$347	$370	$370	$358	$319	$284	$295
Ratio	1.99%	1.88%	1.73%	1.78%	1.77%	1.76%	1.84%	1.78%	1.79%	1.64%	1.51%	1.53%

Citi Holdings - Consumer (2) (4) (5)	$6,831	$6,662	$6,456	$5,615	$5,071	$5,069	$5,199	$4,684	$3,870	$3,482	$3,180	$3,022
Ratio	3.94%	3.99%	4.13%	3.89%	3.64%	3.78%	4.05%	3.80%	3.37%	3.32%	3.12%	3.06%
International	$1,371	$1,281	$1,138	$971	$997	$908	$882	$849	$749	$586	$520	$498
Ratio	4.17%	3.66%	3.45%	3.26%	3.39%	3.23%	3.17%	3.19%	3.01%	2.79%	2.45%	2.41%
North America (2) (4) (5)	$5,460	$5,381	$5,318	$4,644	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,660	$2,524
Ratio	3.89%	4.07%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%
Other (6)

Total Citigroup (2) (4) (5)	$10,909	$10,391	$10,033	$9,213	$8,298	$8,041	$8,270	$7,714	$6,783	$6,104	$6,064	$5,938
Ratio	2.58%	2.45%	2.45%	2.25%	2.06%	2.04%	2.10%	1.95%	1.78%	1.65%	1.62%	1.56%

(1)                                 The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                                 The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(4)                                 The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(5)                                 See footnote 1 on page 21.

(6)                                 Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015

Citicorp (2)
Total	$2,705	$2,677	$2,689	$2,586	$2,414	$2,290	$2,427	$2,418
Ratio	0.98%	0.95%	0.96%	0.92%	0.90%	0.84%	0.90%	0.88%

Retail Bank (2)
Total	$839	$883	$840	$794	$791	$746	$764	$739
Ratio	0.59%	0.61%	0.58%	0.56%	0.57%	0.53%	0.55%	0.53%
North America (2)	$177	$203	$213	$212	$203	$176	$198	$221
Ratio	0.40%	0.45%	0.46%	0.46%	0.43%	0.36%	0.40%	0.43%
Latin America	$258	$266	$239	$235	$229	$217	$239	$184
Ratio	1.10%	1.12%	1.03%	1.10%	1.09%	1.03%	1.21%	0.92%
Asia (3)	$404	$414	$388	$347	$359	$353	$327	$334
Ratio	0.54%	0.54%	0.52%	0.47%	0.50%	0.49%	0.48%	0.49%

Cards
Total	$1,866	$1,794	$1,849	$1,792	$1,623	$1,544	$1,663	$1,679
Ratio	1.38%	1.31%	1.36%	1.29%	1.25%	1.17%	1.28%	1.23%
North America - Citi-Branded	$599	$540	$566	$568	$497	$462	$504	$523
Ratio	0.90%	0.80%	0.85%	0.84%	0.78%	0.72%	0.78%	0.78%
North America - Retail Services	$725	$683	$729	$748	$673	$652	$758	$773
Ratio	1.71%	1.58%	1.70%	1.61%	1.59%	1.51%	1.76%	1.68%
Latin America	$252	$270	$276	$220	$204	$183	$181	$157
Ratio	3.50%	3.65%	3.78%	3.28%	3.34%	3.10%	3.35%	2.91%
Asia (3)	$290	$301	$278	$256	$249	$247	$220	$226
Ratio	1.54%	1.54%	1.47%	1.38%	1.40%	1.36%	1.29%	1.28%

Citi Holdings - Consumer (2) (4) (5)	$2,601	$2,636	$2,264	$1,928	$1,431	$1,366	$1,423	$1,036
Ratio	2.73%	2.83%	2.65%	2.37%	2.23%	2.24%	2.51%	2.23%
International	$498	$462	$286	$265	$234	$213	$193	$179
Ratio	2.48%	2.32%	1.86%	1.84%	2.29%	2.27%	2.22%	2.18%
North America (2) (4) (5)	$2,103	$2,174	$1,978	$1,663	$1,197	$1,153	$1,230	$857
Ratio	2.79%	2.97%	2.83%	2.49%	2.21%	2.24%	2.56%	2.24%
Other (6)

Total Citigroup (2) (4) (5)	$5,306	$5,313	$4,953	$4,514	$3,845	$3,656	$3,850	$3,454
Ratio	1.43%	1.41%	1.35%	1.25%	1.15%	1.09%	1.18%	1.07%

(1)                                 The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                                 The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(4)                                 The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(5)                                 See footnote 1 on page 21.

(6)                                 Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648

Gross Credit (Losses)	(7,032)	(5,779)	(5,093)	(4,795)	(4,644)	(4,205)	(4,516)	(3,640)	(3,444)	(3,257)	(2,974)	(3,094)	(2,983)
Gross Recoveries	837	730	673	772	786	714	619	655	566	649	544	547	544
Net Credit (Losses) / Recoveries (NCLs)	(6,195)	(5,049)	(4,420)	(4,023)	(3,858)	(3,491)	(3,897)	(2,985)	(2,878)	(2,608)	(2,430)	(2,547)	(2,439)
NCLs	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	2,439
Net Reserve Builds / (Releases)	(3,500)	(1,965)	(1,606)	(1,454)	(214)	(641)	(860)	(193)	(306)	(642)	(767)	(246)	(560)
Net Specific Reserve Builds / (Releases) (2)	118	(15)	122	(51)	(935)	(375)	(601)	46	(358)	(139)	(11)	(390)	(86)
Provision for Loan Losses	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838	2,214	1,827	1,652	1,911	1,793
Other (3) (4) (5) (6) (7) (8) (9)	(705)	(226)	(826)	(432)	54	(393)	(234)	(314)	(1,064)	(1,366)	(197)	(321)	(79)
Allowance for Loan Losses at End of Period (1) (a)	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648	$18,923

Allowance for Unfunded Lending Commitments (9) (10) (a)	$1,105	$1,097	$1,139	$1,136	$1,097	$1,104	$1,063	$1,119	$1,132	$1,133	$1,262	$1,229	$1,202

Provision for Unfunded Lending Commitments (9)	$25	$(13)	$43	$(4)	$(38)	$7	$(41)	$56	$14	$(3)	$103	$(34)	$(27)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$37,673	$35,459	$33,191	$31,251	$30,117	$28,715	$26,979	$26,574	$24,859	$22,713	$21,867	$20,877	$20,125

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	5.78%	5.35%	5.07%	4.69%	4.51%	4.25%	3.97%	3.92%	3.70%	3.38%	3.16%	2.97%	2.87%

Allowance for Loan Losses at End of Period (1):
Citicorp	$19,731	$18,389	$16,840	$15,928	$15,465	$14,521	$13,983	$13,775	$13,451	$12,649	$12,518	$12,410	$12,092
Citi Holdings	16,837	15,973	15,212	14,187	13,555	13,090	11,933	11,680	10,276	8,931	8,087	7,238	6,831
Total Citigroup	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648	$18,923

(1)                                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                                 The fourth quarter of 2015, includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)                                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)                                 The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)                                 The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)                                 The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)                                 The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)                                 The fourth quarter of 2015 includes a reduction of approximately $1,180 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1,133 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(9)                                 The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(10)                          Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)                          December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, exclude $5.9 billion, $6.6 billion, $6.5 billion, $5.5 billion and $5.0 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013	2014	2015

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$18,923	$17,890	$16,915	$15,994	$14,598	$14,075	$13,626	$40,655	$30,115	$25,455	$19,648	$15,994

Gross Credit (Losses)	(2,812)	(2,586)	(2,727)	(2,458)	(2,335)	(2,068)	(2,180)	(22,699)	(17,005)	(12,769)	(11,108)	(9,041)
Gross Recoveries	623	489	479	501	415	405	418	3,012	2,774	2,306	2,135	1,739
Net Credit (Losses) / Recoveries (NCLs)	(2,189)	(2,097)	(2,248)	(1,957)	(1,920)	(1,663)	(1,762)	(19,687)	(14,231)	(10,463)	(8,973)	(7,302)
NCLs	2,189	2,097	2,248	1,957	1,920	1,663	1,762	19,687	14,231	10,463	8,973	7,302
Net Reserve Builds / (Releases)	(521)	(492)	(306)	(91)	(199)	43	386	(8,525)	(1,908)	(1,961)	(1,879)	139
Net Specific Reserve Builds / (Releases) (2)	(89)	(30)	(61)	(111)	(206)	(124)	108	174	(1,865)	(898)	(266)	(333)
Provision for Loan Losses	1,579	1,575	1,881	1,755	1,515	1,582	2,256	11,336	10,458	7,604	6,828	7,108
Other (3) (4) (5) (6) (7) (8) (9)	(423)	(453)	(554)	(1,194)	(118)	(368)	(1,494)	(2,189)	(887)	(2,948)	(1,509)	(3,174)
Allowance for Loan Losses at End of Period (1) (a)	$17,890	$16,915	$15,994	$14,598	$14,075	$13,626	$12,626	$30,115	$25,455	$19,648	$15,994	$12,626

Allowance for Unfunded Lending Commitments (9) (10) (a)	$1,176	$1,140	$1,063	$1,023	$973	$1,036	$1,402	$1,136	$1,119	$1,229	$1,063	$1,402

Provision for Unfunded Lending Commitments (9)	$(31)	$(30)	$(74)	$(37)	$(48)	$65	$94	$51	$(16)	$80	$(162)	$74

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$19,066	$18,055	$17,057	$15,621	$15,048	$14,662	$14,028	$31,251	$26,574	$20,877	$17,057	$14,028

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.70%	2.60%	2.50%	2.38%	2.25%	2.21%	2.06%

Allowance for Loan Losses at End of Period (1):
Citicorp	$11,724	$11,210	$10,809	$10,662	$10,368	$10,213	$10,331
Citi Holdings	6,166	5,705	5,185	3,936	3,707	3,413	2,295
Total Citigroup	$17,890	$16,915	$15,994	$14,598	$14,075	$13,626	$12,626

(1)                                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                                 The fourth quarter of 2015, includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)                                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)                                 The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)                                 The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)                                 The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)                                 The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)                                 The fourth quarter of 2015 includes a reduction of approximately $1,180 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1,133 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(9)                                 The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(10)                          Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)                          December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, exclude $5.9 billion, $6.6 billion, $6.5 billion, $5.5 billion and $5.0 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$35,301	$32,578	$30,817	$28,783	$27,165	$25,878	$24,565	$23,012	$22,585	$20,869	$18,789	$17,823

Net Credit Losses (NCLs)	(5,311)	(4,678)	(4,117)	(3,876)	(3,929)	(3,322)	(3,771)	(2,941)	(2,827)	(2,557)	(2,328)	(2,531)
NCLs	5,311	4,678	4,117	3,876	3,929	3,322	3,771	2,941	2,827	2,557	2,328	2,531
Net Reserve Builds / (Releases) (2)	(2,906)	(1,800)	(1,482)	(1,241)	(379)	(558)	(863)	(124)	(272)	(542)	(786)	(159)
Net Specific Reserve Builds / (Releases)	912	268	231	33	(931)	(384)	(426)	14	(400)	(169)	34	(362)
Provision for Loan Losses	3,317	3,146	2,866	2,668	2,619	2,380	2,482	2,831	2,155	1,846	1,576	2,010
Other (3) (4) (5) (6) (7) (8)	(729)	(229)	(783)	(410)	23	(371)	(264)	(317)	(1,044)	(1,369)	(214)	(328)
Allowance for Loan Losses at End of Period (1) (a)	$32,578	$30,817	$28,783	$27,165	$25,878	$24,565	$23,012	$22,585	$20,869	$18,789	$17,823	$16,974

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$—	$—	$—	$—	$—	$—	$—	$—	$12	$23	$63	$61

Provision for Unfunded Lending Commitments	$(8)	$—	$—	$—	$—	$—	$—	$—	$12	$11	$40	$(2)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,578	$30,817	$28,783	$27,165	$25,878	$24,565	$23,012	$22,585	$20,881	$18,812	$17,886	$17,035

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	7.50%	7.07%	6.85%	6.47%	6.28%	6.06%	5.70%	5.58%	5.34%	4.97%	4.65%	4.36%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$5,354	$3,990	$3,545	$3,269	$2,950	$3,142	$3,046	$2,904	$2,870	$2,858	$2,791	$2,782

Net Credit (Losses) / Recoveries (NCL’s)	(884)	(371)	(303)	(147)	71	(169)	(126)	(44)	(51)	(51)	(102)	(16)
NCLs	884	371	303	147	(71)	169	126	44	51	51	102	16
Net Reserve Builds / (Releases)	(594)	(165)	(124)	(213)	165	(83)	3	(69)	(34)	(100)	19	(87)
Net Specific Reserve Builds / (Releases)	(794)	(283)	(109)	(84)	(4)	9	(175)	32	42	30	(45)	(28)
Provision for Loan Losses	(504)	(77)	70	(150)	90	95	(46)	7	59	(19)	76	(99)
Other (3) (11)	24	3	(43)	(22)	31	(22)	30	3	(20)	3	17	7
Allowance for Loan Losses at End of Period (1) (b)	$3,990	$3,545	$3,269	$2,950	$3,142	$3,046	$2,904	$2,870	$2,858	$2,791	$2,782	$2,674

Corporate Allowance for Unfunded Lending Commitments (9)(11)(b)	$1,105	$1,097	$1,139	$1,136	$1,097	$1,104	$1,063	$1,119	$1,120	$1,110	$1,199	$1,168

Provision for Unfunded Lending Commitments (11)	$33	$(13)	$43	$(4)	$(38)	$7	$(41)	$56	$2	$(14)	$63	$(32)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$5,095	$4,642	$4,408	$4,086	$4,239	$4,150	$3,967	$3,989	$3,978	$3,901	$3,981	$3,842

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	2.01%	1.71%	1.55%	1.33%	1.36%	1.24%	1.16%	1.17%	1.14%	1.07%	1.03%	0.99%

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$16,974	$16,377	$15,445	$14,519	$13,547	$12,052	$11,669	$11,030	$35,301	$27,165	$22,585

Net Credit Losses (NCLs)	(2,293)	(2,176)	(2,107)	(2,099)	(1,964)	(1,813)	(1,613)	(1,668)	(17,982)	(13,963)	(10,243)
NCLs	2,293	2,176	2,107	2,099	1,964	1,813	1,613	1,668	17,982	13,963	10,243
Net Reserve Builds / (Releases) (2)	(460)	(495)	(378)	(401)	(203)	(167)	(73)	32	(7,429)	(1,924)	(1,759)
Net Specific Reserve Builds / (Releases)	(76)	(14)	(117)	(39)	(114)	(87)	(202)	(16)	1,444	(1,727)	(897)
Provision for Loan Losses	1,757	1,667	1,612	1,659	1,647	1,559	1,338	1,684	11,997	10,312	7,587
Other (3) (4) (5) (6) (7) (8)	(61)	(423)	(431)	(532)	(1,178)	(129)	(364)	(1,211)	(2,151)	(929)	(2,955)
Allowance for Loan Losses at End of Period (1) (a)	$16,377	$15,445	$14,519	$13,547	$12,052	$11,669	$11,030	$9,835	$27,165	$22,585	$16,974

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$58	$59	$51	$33	$30	$29	$28	$35	$—	$—	$61

Provision for Unfunded Lending Commitments	$(3)	$1	$(8)	$(18)	$(3)	$(1)	$(1)	$7	$(8)	$—	$61

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$16,435	$15,504	$14,570	$13,580	$12,082	$11,698	$11,058	$9,870	$27,165	$22,585	$17,035

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	4.31%	4.06%	3.90%	3.70%	3.57%	3.45%	3.35%	3.02%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,674	$2,546	$2,445	$2,396	$2,447	$2,546	$2,406	$2,596	$5,354	$2,950	$2,870

Net Credit (Losses) / Recoveries (NCL’s)	(146)	(13)	10	(149)	7	(107)	(50)	(94)	(1,705)	(268)	(220)
NCLs	146	13	(10)	149	(7)	107	50	94	1,705	268	220
Net Reserve Builds / (Releases)	(100)	(26)	(114)	95	112	(32)	116	354	(1,096)	16	(202)
Net Specific Reserve Builds / (Releases)	(10)	(75)	87	(22)	3	(119)	78	124	(1,270)	(138)	(1)
Provision for Loan Losses	36	(88)	(37)	222	108	(44)	244	572	(661)	146	17
Other (3) (11)	(18)	—	(22)	(22)	(16)	11	(4)	(283)	(38)	42	7
Allowance for Loan Losses at End of Period (1) (b)	$2,546	$2,445	$2,396	$2,447	$2,546	$2,406	$2,596	$2,791	$2,950	$2,870	$2,674

Corporate Allowance for Unfunded Lending Commitments (9)(11)(b)	$1,144	$1,117	$1,089	$1,030	$993	$944	$1,008	$1,367	$1,136	$1,119	$1,168

Provision for Unfunded Lending Commitments (11)	$(24)	$(32)	$(22)	$(56)	$(34)	$(47)	$66	$87	$59	$(16)	$19

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,690	$3,562	$3,485	$3,477	$3,539	$3,350	$3,604	$4,158	$4,086	$3,989	$3,842

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.91%	0.87%	0.87%	0.90%	0.92%	0.84%	0.90%	0.97%

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

	Full	Full
	Year	Year
	2014	2015

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$16,974	$13,547

Net Credit Losses (NCLs)	(8,675)	(7,058)
NCLs	8,675	7,058
Net Reserve Builds / (Releases) (2)	(1,734)	(411)
Net Specific Reserve Builds / (Releases)	(246)	(419)
Provision for Loan Losses	6,695	6,228
Other (3) (4) (5) (6) (7) (8)	(1,447)	(2,882)
Allowance for Loan Losses at End of Period (1) (a)	$13,547	$9,835

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$33	$35

Provision for Unfunded Lending Commitments	$(28)	$2

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,580	$9,870

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,674	$2,447

Net Credit (Losses) / Recoveries (NCL’s)	(298)	(244)
NCLs	298	244
Net Reserve Builds / (Releases)	(145)	550
Net Specific Reserve Builds / (Releases)	(20)	86
Provision for Loan Losses	133	880
Other (3) (11)	(62)	(292)
Allowance for Loan Losses at End of Period (1) (b)	$2,447	$2,791

Corporate Allowance for Unfunded Lending Commitments (9)(11)(b)	$1,030	$1,367

Provision for Unfunded Lending Commitments (11)	$(134)	$72

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,477	$4,158

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 29).

(1)                                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                                 The fourth quarter of 2015, includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)                                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)                                 The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)                                 The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)                                 The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)                                 The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)                                 The fourth quarter of 2015 includes a reduction of approximately $1,180 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1,133 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(9)                                 Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)                          December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 exclude $43 million, $38 million, $39 million, $37 million and $34 million, respectively, of loans which are carried at fair value.

(11)                          The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)                          December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 exclude $5.9 billion, $6.5 billion, $6.5 billion, $5.5 billion and $5.0 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014

Citicorp
Net Credit Losses	$3,030	$2,724	$2,388	$2,297	$1,984	$2,012	$1,933	$1,846	$1,789	$1,715	$1,637	$1,651	$1,775
Credit Reserve Build / (Release)	(1,768)	(1,403)	(954)	(854)	(639)	(790)	(661)	(211)	(331)	(309)	(104)	(110)	(305)
Global Consumer Banking
Net Credit Losses	2,818	2,572	2,290	2,128	2,037	1,883	1,788	1,768	1,748	1,659	1,568	1,623	1,643
Credit Reserve Build / (Release)	(1,376)	(1,336)	(979)	(715)	(807)	(771)	(514)	(178)	(351)	(243)	(86)	(13)	(219)
North America Regional Consumer Banking
Net Credit Losses	2,371	2,133	1,854	1,741	1,629	1,510	1,353	1,267	1,256	1,188	1,082	1,108	1,101
Credit Reserve Build / (Release)	(1,201)	(1,238)	(955)	(786)	(842)	(814)	(519)	(215)	(370)	(350)	(227)	(88)	(270)
Retail Banking
Net Credit Losses	87	76	65	72	62	61	74	53	56	42	37	49	33
Credit Reserve Build / (Release)	2	9	9	4	(3)	(5)	37	45	(9)	(1)	10	(21)	(3)
Citi-Branded Cards
Net Credit Losses	1,352	1,231	1,099	986	902	840	745	700	692	665	610	588	587
Credit Reserve Build / (Release)	(642)	(752)	(655)	(678)	(549)	(405)	(403)	(240)	(128)	(176)	(156)	(76)	(188)
Citi Retail Services
Net Credit Losses	932	826	690	683	665	609	534	514	508	481	435	471	481
Credit Reserve Build / (Release)	(561)	(495)	(309)	(112)	(290)	(404)	(153)	(20)	(233)	(173)	(81)	9	(79)
Latin America Regional Consumer Banking
Net Credit Losses	230	210	199	193	212	195	227	276	289	299	295	319	346
Credit Reserve Build / (Release)	(116)	(50)	29	25	59	74	27	11	19	86	161	54	45
Retail Banking
Net Credit Losses	71	72	75	80	94	82	100	139	137	144	140	151	155
Credit Reserve Build / (Release)	(30)	17	64	33	59	67	23	3	(3)	74	117	26	10
Citi-Branded Cards
Net Credit Losses	159	138	124	113	118	113	127	137	152	155	155	168	191
Credit Reserve Build / (Release)	(86)	(67)	(35)	(8)	—	7	4	8	22	12	44	28	35
Asia Regional Consumer Banking (1)
Net Credit Losses	217	229	237	194	196	178	208	225	203	172	191	196	196
Credit Reserve Build / (Release)	(59)	(48)	(53)	46	(24)	(31)	(22)	26	—	21	(20)	21	6
Retail Banking
Net Credit Losses	71	87	90	68	62	55	68	85	57	55	70	79	82
Credit Reserve Build / (Release)	(20)	(10)	(28)	30	(12)	(8)	(28)	(1)	(2)	40	(4)	15	11
Citi-Branded Cards
Net Credit Losses	146	142	147	126	134	123	140	140	146	117	121	117	114
Credit Reserve Build / (Release)	(39)	(38)	(25)	16	(12)	(23)	6	27	2	(19)	(16)	6	(5)

Institutional Clients Group (ICG)
Net Credit Losses	211	152	97	168	(54)	128	146	79	41	56	69	28	132
Credit Reserve Build / (Release)	(391)	(67)	26	(138)	169	(19)	(147)	(33)	20	(66)	(18)	(97)	(86)

Corporate / Other
Net Credit Losses	1	—	1	1	1	1	(1)	(1)	—	—	—	—	—
Credit Reserve Build / (Release)	(1)	—	(1)	(1)	(1)	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,262	$1,321	$1,434	$1,443	$1,345	$1,222	$1,272	$1,635	$1,458	$1,406	$1,533	$1,541	$1,470

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

								Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013

Citicorp
Net Credit Losses	$1,659	$1,611	$1,742	$1,488	$1,586	$1,391	$1,501	$10,439	$7,775	$6,792
Credit Reserve Build / (Release)	(400)	(374)	(146)	(30)	(220)	90	421	(4,979)	(2,301)	(854)
Global Consumer Banking
Net Credit Losses	1,650	1,595	1,624	1,489	1,504	1,354	1,405	9,808	7,476	6,598
Credit Reserve Build / (Release)	(304)	(351)	(249)	(149)	(97)	(103)	(44)	(4,406)	(2,270)	(693)
North America Regional Consumer Banking
Net Credit Losses	1,072	1,017	1,012	960	999	878	914	8,099	5,759	4,634
Credit Reserve Build / (Release)	(398)	(340)	(233)	(99)	(108)	(61)	(69)	(4,180)	(2,390)	(1,035)
Retail Banking
Net Credit Losses	37	34	35	35	39	34	42	300	250	184
Credit Reserve Build / (Release)	(29)	(10)	28	19	(5)	32	7	24	74	(21)
Citi-Branded Cards
Net Credit Losses	570	526	514	492	503	443	454	4,668	3,187	2,555
Credit Reserve Build / (Release)	(223)	(212)	(220)	(119)	(74)	(105)	(85)	(2,727)	(1,597)	(536)
Citi Retail Services
Net Credit Losses	465	457	463	433	457	401	418	3,131	2,322	1,895
Credit Reserve Build / (Release)	(146)	(118)	(41)	1	(29)	12	9	(1,477)	(867)	(478)
Latin America Regional Consumer Banking
Net Credit Losses	366	380	423	356	316	301	307	832	910	1,202
Credit Reserve Build / (Release)	106	9	(32)	(8)	19	19	3	(112)	171	320
Retail Banking
Net Credit Losses	160	164	220	150	142	138	159	298	415	572
Credit Reserve Build / (Release)	17	9	(36)	—	17	13	12	84	152	214
Citi-Branded Cards
Net Credit Losses	206	216	203	206	174	163	148	534	495	630
Credit Reserve Build / (Release)	89	—	4	(8)	2	6	(9)	(196)	19	106
Asia Regional Consumer Banking (1)
Net Credit Losses	212	198	189	173	189	175	184	877	807	762
Credit Reserve Build / (Release)	(12)	(20)	16	(42)	(8)	(61)	22	(114)	(51)	22
Retail Banking
Net Credit Losses	83	77	76	70	80	75	94	316	270	261
Credit Reserve Build / (Release)	(6)	(11)	1	(21)	(3)	(34)	26	(28)	(49)	49
Citi-Branded Cards
Net Credit Losses	129	121	113	103	109	100	90	561	537	501
Credit Reserve Build / (Release)	(6)	(9)	15	(21)	(5)	(27)	(4)	(86)	(2)	(27)

Institutional Clients Group (ICG)
Net Credit Losses	9	16	118	(1)	82	37	96	628	299	194
Credit Reserve Build / (Release)	(96)	(23)	103	119	(123)	193	465	(570)	(30)	(161)

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	3	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(3)	(1)	—

Total Citicorp Provision for Loan Losses	$1,259	$1,237	$1,596	$1,458	$1,366	$1,481	$1,922	$5,460	$5,474	$5,938

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

	Full	Full
	Year	Year
	2014	2015

Citicorp
Net Credit Losses	$6,787	$5,966
Credit Reserve Build / (Release)	(1,225)	261
Global Consumer Banking
Net Credit Losses	6,512	5,752
Credit Reserve Build / (Release)	(1,123)	(393)
North America Regional Consumer Banking
Net Credit Losses	4,202	3,751
Credit Reserve Build / (Release)	(1,241)	(337)
Retail Banking
Net Credit Losses	139	150
Credit Reserve Build / (Release)	(14)	53
Citi-Branded Cards
Net Credit Losses	2,197	1,892
Credit Reserve Build / (Release)	(843)	(383)
Citi Retail Services
Net Credit Losses	1,866	1,709
Credit Reserve Build / (Release)	(384)	(7)
Latin America Regional Consumer Banking
Net Credit Losses	1,515	1,280
Credit Reserve Build / (Release)	128	33
Retail Banking
Net Credit Losses	699	589
Credit Reserve Build / (Release)	—	42
Citi-Branded Cards
Net Credit Losses	816	691
Credit Reserve Build / (Release)	128	(9)
Asia Regional Consumer Banking (1)
Net Credit Losses	795	721
Credit Reserve Build / (Release)	(10)	(89)
Retail Banking
Net Credit Losses	318	319
Credit Reserve Build / (Release)	(5)	(32)
Citi-Branded Cards
Net Credit Losses	477	402
Credit Reserve Build / (Release)	(5)	(57)

Institutional Clients Group (ICG)
Net Credit Losses	275	214
Credit Reserve Build / (Release)	(102)	654

Corporate / Other
Net Credit Losses	—	—
Credit Reserve Build / (Release)	—	—

Total Citicorp Provision for Loan Losses	$5,562	$6,227

(1)           For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Citi Holdings
Net Credit Losses (1)	$3,165	$2,325	$2,032	$1,726	$1,874	$1,479	$1,964	$1,139	$1,089	$893	$793	$896
Credit Reserve Build / (Release)	(1,614)	(577)	(530)	(651)	(510)	(226)	(800)	64	(333)	(472)	(674)	(526)

Total Citi Holdings Provision for Loan Losses	$1,551	$1,748	$1,502	$1,075	$1,364	$1,253	$1,164	$1,203	$756	$421	$119	$370

Total Citicorp Provision for Loan Losses (from prior page)	$1,262	$1,321	$1,434	$1,443	$1,345	$1,222	$1,272	$1,635	$1,458	$1,406	$1,533	$1,541

Total Citigroup Provision for Loan Losses	$2,813	$3,069	$2,936	$2,518	$2,709	$2,475	$2,436	$2,838	$2,214	$1,827	$1,652	$1,911

(1) See footnote 1 on page 23

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

									Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2014	2014	2014	2014	2015	2015	2015	2015	2011	2012	2013
Citi Holdings
Net Credit Losses (1)	$664	$530	$486	$506	$469	$334	$272	$261	$9,248	$6,456	$3,671
Credit Reserve Build / (Release)	(341)	(210)	(148)	(221)	(172)	(185)	(171)	73	(3,372)	(1,472)	(2,005)

Total Citi Holdings Provision for Loan Losses	$323	$320	$338	$285	$297	$149	$101	$334	$5,876	$4,984	$1,666

Total Citicorp Provision for Loan Losses (from prior page)	$1,470	$1,259	$1,237	$1,596	$1,458	$1,366	$1,481	$1,922	$5,460	$5,474	$5,938

Total Citigroup Provision for Loan Losses	$1,793	$1,579	$1,575	$1,881	$1,755	$1,515	$1,582	$2,256	$11,336	$10,458	$7,604

(1) See footnote 1 on page 23

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

	Full	Full
	Year	Year
	2014	2015
Citi Holdings
Net Credit Losses (1)	$2,186	$1,336
Credit Reserve Build / (Release)	(920)	(455)

Total Citi Holdings Provision for Loan Losses	$1,266	$881

Total Citicorp Provision for Loan Losses (from prior page)	$5,562	$6,227

Total Citigroup Provision for Loan Losses	$6,828	$7,108

(1) See footnote 1 on page 23

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$2,223	$1,922	$1,810	$1,323	$1,105	$729	$900	$735	$1,062	$812	$807	$735
EMEA	2,276	1,999	1,619	1,270	1,171	1,219	1,111	1,195	1,080	1,037	1,029	812
Latin America	612	536	452	367	270	214	160	125	123	103	133	132
Asia	451	449	342	335	499	469	330	339	304	269	272	279
Total	$5,562	$4,906	$4,223	$3,295	$3,045	$2,631	$2,501	$2,394	$2,569	$2,221	$2,241	$1,958

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$7,068	$6,125	$5,954	$5,890	$6,700	$6,403	$7,700	$7,150	$6,189	$5,596	$5,344	$5,239
Latin America	1,010	1,075	946	1,101	1,171	1,153	1,265	1,288	1,306	1,418	1,391	1,420
Asia (4)	1,149	1,127	950	782	806	730	724	698	607	498	442	386
Total	$9,227	$8,327	$7,850	$7,773	$8,677	$8,286	$9,689	$9,136	$8,102	$7,512	$7,177	$7,045

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$743	$769	$764	$23	$7	$12	$9	$7	$2	$4	$3	$13
Global Consumer Banking	14	15	19	20	18	18	21	27	29	30	36	38
Citi Holdings	806	632	561	508	541	502	434	406	374	349	344	345
Corporate/Other	14	16	13	15	14	10	10	1	6	9	20	20

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$1,577	$1,432	$1,357	$566	$580	$542	$474	$441	$411	$392	$403	$416

OREO By Region:
North America	$1,324	$1,234	$1,214	$434	$386	$361	$309	$299	$284	$267	$294	$304
EMEA	140	133	79	72	139	127	110	99	85	77	62	59
Latin America	51	55	57	51	48	48	48	41	40	46	39	47
Asia	62	10	7	9	7	6	7	2	2	2	8	6
Total	$1,577	$1,432	$1,357	$566	$580	$542	$474	$441	$411	$392	$403	$416

Other Repossessed Assets	$—	$—	$24	$1	$1	$2	$1	$1	$1	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$5,562	$4,906	$4,223	$3,295	$3,045	$2,631	$2,501	$2,394	$2,569	$2,221	$2,241	$1,958
Consumer Non-Accrual Loans	9,227	8,327	7,850	7,773	8,677	8,286	9,689	9,136	8,102	7,512	7,177	7,045
Non-Accrual Loans (NAL)	14,789	13,233	12,073	11,068	11,722	10,917	12,190	11,530	10,671	9,733	9,418	9,003
OREO	1,577	1,432	1,357	566	580	542	474	441	411	392	403	416
Other Repossessed Assets	—	—	24	1	1	2	1	1	1	—	—	—
Non-Accrual Assets (NAA)	$16,366	$14,665	$13,454	$11,635	$12,303	$11,461	$12,665	$11,972	$11,083	$10,125	$9,821	$9,419

NAL as a % of Total Loans	2.32%	2.04%	1.89%	1.71%	1.81%	1.67%	1.85%	1.76%	1.65%	1.51%	1.43%	1.35%
NAA as a % of Total Assets	0.84%	0.75%	0.70%	0.62%	0.63%	0.60%	0.66%	0.64%	0.59%	0.54%	0.52%	0.50%

Allowance for Loan Losses as a % of NAL	247%	260%	265%	272%	248%	253%	213%	221%	222%	222%	219%	218%

(1)                                 Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                                 The first, second and third quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.

(3)                                 Excludes SOP 03-3 purchased distressed loans.

(4)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(5)                                 Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)                                 There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

(7)                                 The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$690	$368	$385	$321	$347	$467	$833	$818
EMEA	498	394	324	285	305	385	386	347
Latin America	186	288	480	417	379	226	230	303
Asia	283	199	182	179	151	145	129	128
Total	$1,657	$1,249	$1,371	$1,202	$1,182	$1,223	$1,578	$1,596

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$5,084	$4,916	$4,548	$4,411	$4,184	$3,928	$3,622	$2,515
Latin America	1,466	1,386	1,365	1,188	1,084	1,032	935	874
Asia (4)	386	383	338	306	304	301	272	269
Total	$6,936	$6,685	$6,251	$5,905	$5,572	$5,261	$4,829	$3,658

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$25	$23	$20	$31	$28	$23	$35	$32
Global Consumer Banking	46	52	46	43	53	55	44	34
Citi Holdings	317	306	297	170	172	161	144	139
Corporate/Other	21	20	20	16	21	7	4	4

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$409	$401	$383	$260	$274	$246	$227	$209

OREO By Region:
North America	$304	$293	$304	$196	$220	$190	$177	$166
EMEA	50	44	18	7	1	1	1	1
Latin America	50	49	49	47	48	50	44	38
Asia	5	15	12	10	5	5	5	4
Total	$409	$401	$383	$260	$274	$246	$227	$209

Other Repossessed Assets	$—	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,657	$1,249	$1,371	$1,202	$1,182	$1,223	$1,578	$1,596
Consumer Non-Accrual Loans	6,936	6,685	6,251	5,905	5,572	5,261	4,829	3,658
Non-Accrual Loans (NAL)	8,593	7,934	7,622	7,107	6,754	6,484	6,407	5,254
OREO	409	401	383	260	274	246	227	209
Other Repossessed Assets	—	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$9,002	$8,335	$8,005	$7,367	$7,028	$6,730	$6,634	$5,463

NAL as a % of Total Loans	1.29%	1.19%	1.17%	1.10%	1.09%	1.03%	1.03%	0.85%
NAA as a % of Total Assets	0.48%	0.44%	0.43%	0.40%	0.38%	0.37%	0.37%	0.32%

Allowance for Loan Losses as a % of NAL	220%	225%	222%	225%	216%	217%	213%	240%

(1)                                 Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                                 The first, second and third quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.

(3)                                 Excludes SOP 03-3 purchased distressed loans.

(4)                                 For reporting purposes, Asia includes the results of operations of EMEA GCB for all periods presented.

(5)                                 Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)                                 There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

(7)                                 The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,407	$1,212	$1,414	$998	$878	$574	$758	$644	$852	$732	$746	$694
EMEA	1,141	1,109	828	671	725	855	775	871	768	723	729	535
Latin America	434	403	371	299	210	198	156	123	121	102	132	131
Asia	356	339	300	308	472	448	311	333	299	267	262	270
Total	$3,338	$3,063	$2,913	$2,276	$2,285	$2,075	$2,000	$1,971	$2,040	$1,824	$1,869	$1,630

Consumer Non-Accrual Loans By Region (2) (3)
North America	$363	$341	$345	$188	$390	$450	$508	$525	$547	$529	$683	$529
Latin America	622	658	570	724	785	772	902	932	980	1,214	1,199	1,251
Asia (4)	319	323	282	275	312	314	308	306	349	278	283	250
Total	$1,304	$1,322	$1,197	$1,187	$1,487	$1,536	$1,718	$1,763	$1,876	$2,021	$2,165	$2,030

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$743	$769	$764	$23	$7	$12	$9	$7	$2	$4	$3	$13
Global Consumer Banking	14	15	19	20	18	18	21	27	29	30	36	38
Corporate/Other	14	16	13	15	14	10	10	1	6	9	20	20

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$771	$800	$796	$58	$39	$40	$40	$35	$37	$43	$59	$71

OREO By Region:
North America	$734	$764	$771	$37	$23	$17	$17	$17	$14	$13	$23	$15
EMEA	11	12	10	8	5	9	5	6	6	6	6	15
Latin America	14	14	8	4	4	8	11	11	15	23	23	35
Asia	12	10	7	9	7	6	7	1	2	1	7	6
Total	$771	$800	$796	$58	$39	$40	$40	$35	$37	$43	$59	$71

Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$3,338	$3,063	$2,913	$2,276	$2,285	$2,075	$2,000	$1,971	$2,040	$1,824	$1,869	$1,630
Consumer Non-Accrual Loans	1,304	1,322	1,197	1,187	1,487	1,536	1,718	1,763	1,876	2,021	2,165	2,030
Non-Accrual Loans (NAL)	4,642	4,385	4,110	3,463	3,772	3,611	3,718	3,734	3,916	3,845	4,034	3,660
OREO	771	800	796	58	39	40	40	35	37	43	59	71
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,413	$5,185	$4,906	$3,521	$3,811	$3,651	$3,758	$3,769	$3,953	$3,888	$4,093	$3,731

NAA as a % of Total Assets	0.34%	0.32%	0.30%	0.22%	0.23%	0.22%	0.22%	0.23%	0.24%	0.23%	0.24%	0.22%

Allowance for Loan Losses as a % of NAL	425%	419%	410%	460%	410%	402%	376%	369%	343%	329%	310%	339%

See Notes (1) - (6) on page 33.

N/A Not applicable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$673	$353	$373	$307	$334	$455	$819	$804
EMEA	433	350	283	246	268	344	350	309
Latin America	185	287	479	416	378	225	229	302
Asia	274	192	176	176	149	144	127	128
Total	$1,565	$1,182	$1,311	$1,145	$1,129	$1,168	$1,525	$1,543

Consumer Non-Accrual Loans By Region (2) (3)
North America	$469	$430	$442	$467	$351	$374	$363	$456
Latin America	1,278	1,186	1,157	1,007	925	873	790	740
Asia (4)	250	280	293	265	269	269	243	252
Total	$1,997	$1,896	$1,892	$1,739	$1,545	$1,516	$1,396	$1,448

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$25	$23	$20	$31	$28	$23	$35	$32
Global Consumer Banking	46	52	46	43	53	55	44	34
Corporate/Other	21	20	20	16	21	7	4	4

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$92	$95	$86	$90	$102	$85	$83	$70

OREO By Region:
North America	$31	$22	$25	$39	$54	$35	$38	$31
EMEA	16	16	6	1	1	1	1	1
Latin America	40	42	43	40	42	44	39	34
Asia	5	15	12	10	5	5	5	4
Total	$92	$95	$86	$90	$102	$85	$83	$70

Other Repossessed Assets	N/A	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,565	$1,182	$1,311	$1,145	$1,129	$1,168	$1,525	$1,543
Consumer Non-Accrual Loans	1,997	1,896	1,892	1,739	1,545	1,516	1,396	1,448
Non-Accrual Loans (NAL)	3,562	3,078	3,203	2,884	2,674	2,684	2,921	2,991
OREO	92	95	86	90	102	85	83	70
Other Repossessed Assets	N/A	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,654	$3,173	$3,289	$2,974	$2,776	$2,769	$3,004	$3,061

NAA as a % of Total Assets	0.21%	0.18%	0.19%	0.17%	0.16%	0.16%	0.18%	0.19%

Allowance for Loan Losses as a % of NAL	339%	381%	350%	375%	399%	386%	350%	345%

See Notes (1) - (6) on page 33.

N/A Not applicable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$816	$710	$396	$325	$227	$155	$142	$91	$210	$80	$61	$41
EMEA	1,135	890	791	599	446	364	336	324	312	314	300	277
Latin America	178	133	81	68	60	16	4	2	2	1	1	1
Asia	95	110	42	27	27	21	19	6	5	2	10	9
Total	$2,224	$1,843	$1,310	$1,019	$760	$556	$501	$423	$529	$397	$372	$328

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$6,705	$5,784	$5,609	$5,702	$6,310	$5,953	$7,192	$6,625	$5,642	$5,067	$4,661	$4,710
Latin America	388	417	376	377	386	381	363	356	326	204	192	169
Asia (4)	830	804	668	507	494	416	416	392	258	220	159	136
Total	$7,923	$7,005	$6,653	$6,586	$7,190	$6,750	$7,971	$7,373	$6,226	$5,491	$5,012	$5,015

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$590	$470	$443	$397	$363	$344	$292	$282	$270	$254	$271	$289
EMEA	129	121	69	64	134	118	105	93	79	71	56	44
Latin America	37	41	49	47	44	40	37	30	25	23	16	12
Asia	50	—	—	—	—	—	—	1	—	1	1	—
Total	$806	$632	$561	$508	$541	$502	$434	$406	$374	$349	$344	$345

Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,224	$1,843	$1,310	$1,019	$760	$556	$501	$423	$529	$397	$372	$328
Consumer Non-Accrual Loans	7,923	7,005	6,653	6,586	7,190	6,750	7,971	7,373	6,226	5,491	5,012	5,015
Non-Accrual Loans (NAL)	10,147	8,848	7,963	7,605	7,950	7,306	8,472	7,796	6,755	5,888	5,384	5,343
OREO	806	632	561	508	541	502	434	406	374	349	344	345
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$10,953	$9,480	$8,524	$8,113	$8,491	$7,808	$8,906	$8,202	$7,129	$6,237	$5,728	$5,688

NAA as a % of Total Assets	3.20%	3.02%	2.89%	2.96%	3.28%	3.23%	3.92%	3.89%	3.56%	3.50%	3.35%	3.47%

Allowance for Loan Losses as a % of NAL	166%	181%	191%	187%	171%	179%	141%	150%	152%	152%	150%	135%

See Notes (1) - (7) on page 33.

N/A Not applicable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$17	$15	$12	$14	$13	$12	$14	$14
EMEA	65	44	41	39	37	41	36	38
Latin America	1	1	1	1	1	1	1	1
Asia	9	7	6	3	2	1	2	—
Total	$92	$67	$60	$57	$53	$55	$53	$53

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$4,615	$4,486	$4,106	$3,944	$3,833	$3,554	$3,259	$2,059
Latin America	188	200	208	181	159	159	145	134
Asia (4)	136	103	45	41	35	32	29	17
Total	$4,939	$4,789	$4,359	$4,166	$4,027	$3,745	$3,433	$2,210

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$273	$271	$279	$157	$166	$155	$139	$135
EMEA	34	28	12	6	—	—	—	—
Latin America	10	7	6	7	6	6	5	4
Asia	—	—	—	—	—	—	—	—
Total	$317	$306	$297	$170	$172	$161	$144	$139

Other Repossessed Assets	N/A	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$92	$67	$60	$57	$53	$55	$53	$53
Consumer Non-Accrual Loans	4,939	4,789	4,359	4,166	4,027	3,745	3,433	2,210
Non-Accrual Loans (NAL)	5,031	4,856	4,419	4,223	4,080	3,800	3,486	2,263
OREO	317	306	297	170	172	161	144	139
Other Repossessed Assets	N/A	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$5,348	$5,162	$4,716	$4,393	$4,252	$3,961	$3,630	$2,402

NAA as a % of Total Assets	3.32%	3.27%	3.23%	3.18%	3.27%	3.19%	3.10%	2.97%

Allowance for Loan Losses as a % of NAL	136%	127%	129%	123%	96%	98%	98%	101%

See Notes (1) - (7) on page 33.

N/A Not applicable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
Common Equity Tier 1 Capital Ratio and Components	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013

Citigroup Common Stockholders’ Equity(2)								$186,155	$189,854	$191,311
Add: Qualifying noncontrolling interests								171	164	161
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)								(2,293)	(2,168)	(1,671)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)								587	361	524
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)								25,488	25,206	24,553
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs								5,632	5,329	5,057
Defined benefit pension plan net assets								732	498	876
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards								29,100	28,000	27,945
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)								21,940	21,834	17,193
Common Equity Tier 1 Capital (CET1)								$105,140	$110,958	$116,995
Risk-Weighted Assets (RWA)								$1,205,820	$1,191,233	$1,167,399
Common Equity Tier 1 Capital Ratio (CET1/RWA)								8.72%	9.31%	10.02%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)										$116,995
Additional Tier 1 Capital (AT1)(7)										5,434
Total Tier 1 Capital (T1C) (CET1 + AT1)										$122,429
Total Leverage Exposure (TLE)										$2,410,941
Supplementary Leverage Ratio (T1C/TLE)										5.08%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$170,495	$175,806	$176,799	$177,213	$181,198	$183,258	$186,150	$186,155	$189,855	$191,272
Less:
Goodwill	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474	24,896
Intangible assets (other than MSRs)	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457	4,981
Goodwill and Intangible assets (other than MSRs) related to assets held-for-sale	165	—	—	—	—	—	37	32	2	267

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	53	50	47	44	41	38	35	32	—	—
Tangible Common Equity (TCE)	$136,658	$141,999	$144,456	$145,156	$148,934	$151,581	$154,200	$154,721	$158,922	$161,128
Common Shares Outstanding (CSO)	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0
Tangible Book Value Per Share (TCE/CSO)	$46.79	$48.66	$49.41	$49.64	$50.79	$51.69	$52.58	$51.08	$52.23	$52.99

(1)                                 Not Used.

(2)                                 Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)                                 Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)                                 The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)                                 Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)                                 Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, the deduction related to all three assets which exceeded both the 10% and 15% limitations.

(7)                                 Additional Tier 1 Capital primarily includeds qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components	2013	2013	2014	2014	2014	2014	2015	2015	2015

Citigroup Common Stockholders’ Equity(2)	$195,316	$197,347	$201,003	$202,165	$203,077	$199,841	$202,782	$205,610	$205,772
Add: Qualifying noncontrolling interests	172	182	177	183	172	165	146	146	147
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(1,341)	(1,245)	(1,127)	(1,007)	(979)	(909)	(823)	(731)	(542)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	339	177	170	116	193	279	332	474	717
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	24,721	24,518	24,314	24,465	23,678	22,805	22,448	22,312	21,732
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,966	4,950	4,692	4,506	4,307	4,373	4,184	4,153	3,911
Defined benefit pension plan net assets	954	1,125	1,178	1,066	1,179	936	897	815	904
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	28,003	26,438	26,489	25,139	24,654	23,626	23,190	23,760	23,295
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	16,525	16,217	13,779	12,725	11,670	12,299	10,755	9,538	9,451
Common Equity Tier 1 Capital (CET1)	$121,321	$125,349	$131,685	$135,338	$138,547	$136,597	$141,945	$145,435	$146,451
Risk-Weighted Assets (RWA)	$1,158,722	$1,185,443	$1,260,133	$1,280,845	$1,301,660	$1,292,605	$1,283,758	$1,278,593	$1,254,473
Common Equity Tier 1 Capital Ratio (CET1/RWA)	10.47%	10.57%	10.45%	10.57%	10.64%	10.57%	11.06%	11.37%	11.67%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$121,321	$125,349	$131,685	$135,338	$138,547	$136,597	$141,945	$145,435	$146,451
Additional Tier 1 Capital (AT1)(7)	6,362	7,815	8,279	10,012	10,010	11,469	12,960	14,956	15,548
Total Tier 1 Capital (T1C) (CET1 + AT1)	$127,683	$133,164	$139,964	$145,350	$148,557	$148,066	$154,905	$160,391	$161,999
Total Leverage Exposure (TLE)	$2,432,254	$2,456,105	$2,454,621	$2,498,061	$2,485,082	$2,492,636	$2,406,286	$2,386,189	$2,363,506
Supplementary Leverage Ratio (T1C/TLE)	5.25%	5.42%	5.70%	5.82%	5.98%	5.94%	6.44%	6.72%	6.85%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$195,256	$197,254	$200,898	$202,048	$202,960	$199,717	$202,652	$205,472	$205,630
Less:
Goodwill	25,098	25,009	25,008	25,087	24,500	23,592	23,150	23,012	22,444
Intangible assets (other than MSRs)	4,888	5,056	4,891	4,702	4,525	4,566	4,244	4,071	3,880
Goodwill and Intangible assets (other than MSRs) related to assets held-for-sale	267	—	—	116	—	71	297	274	345

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	—	—	—	—	—	—	—	—	—
Tangible Common Equity (TCE)	$165,003	$167,189	$170,999	$172,143	$173,935	$171,488	$174,961	$178,115	$178,961
Common Shares Outstanding (CSO)	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0
Tangible Book Value Per Share (TCE/CSO)	$54.40	$55.19	$56.29	$56.78	$57.41	$56.71	$57.66	$59.18	$60.07

(1)                                 Not Used.

(2)                                 Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)                                 Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)                                 The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)                                 Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)                                 Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, the deduction related to all three assets which exceeded both the 10% and 15% limitations.

(7)                                 Additional Tier 1 Capital primarily includeds qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts and ratios)

December 31,
Common Equity Tier 1 Capital Ratio and Components	2015

Citigroup Common Stockholders’ Equity(2)	$205,286
Add: Qualifying noncontrolling interests	145
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(617)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	441
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	21,980
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,586
Defined benefit pension plan net assets	794
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,659
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	8,723
Common Equity Tier 1 Capital (CET1)	$146,865
Risk-Weighted Assets (RWA)	$1,216,277
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.07%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$146,865
Additional Tier 1 Capital (AT1)(7)	17,171
Total Tier 1 Capital (T1C) (CET1 + AT1)	$164,036
Total Leverage Exposure (TLE)	$2,317,849
Supplementary Leverage Ratio (T1C/TLE)	7.08%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$205,139
Less:
Goodwill	22,349
Intangible assets (other than MSRs)	3,721
Goodwill and Intangible assets (other than MSRs) related to assets held-for-sale	68

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	—
Tangible Common Equity (TCE)	$179,001
Common Shares Outstanding (CSO)	2,953.3
Tangible Book Value Per Share (TCE/CSO)	$60.61

(1)                                 Not Used.

(2)                                 Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)                                 Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)                                 The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)                                 Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)                                 Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, the deduction related to all three assets which exceeded both the 10% and 15% limitations.

(7)                                 Additional Tier 1 Capital primarily includeds qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.